STATEMENT OF ADDITIONAL INFORMATION


                       Acquisition of the Assets of

                        LEAHI TAX-FREE INCOME TRUST
                                a series of
                          LEAHI INVESTMENT TRUST

                                Ward Plaza
                       210 Ward Avenue, Suite 129
                         Honolulu, Hawaii 96814
                             (808) 522-7777

                    By and in Exchange for Shares of

                    FIRST HAWAII MUNICIPAL BOND FUND
                               a series of
                     FIRST PACIFIC MUTUAL FUND, INC.
                    2756 Woodlawn Drive, Suite 6-201
                         Honolulu, Hawaii 96822
                             (808) 988-8088


  This Statement of Additional Information, relating specifically to the proposed transfer of the assets of Leahi Tax-Free Income Trust ("Leahi Fund"), a series of Leahi Investment Trust, to First Hawaii Municipal Bond Fund ("First Hawaii"), a series of First Pacific Mutual Fund, Inc., in exchange for shares of common stock, $.01 par value of First Hawaii, consists of this cover page and the following described documents, each of which is attached hereto and incorporated by reference herein:

  (1) The Statement of Additional Information of First Hawaii dated February 1, 1997;

  (2) The Statement of Additional Information of Leahi Fund dated February 1, 1997;

  (3)     Annual Report of First Hawaii for the year ended September 30, 1996;

  (4) Semi-annual Financial Statements (unaudited) of First Hawaii for the six-month period ended March 31, 1997;

  (5)     Annual Report of Leahi Fund for the year ended September 30, 1996;

  (6) Semi-annual Financial Statements (unaudited) of Leahi Fund for the six-month period ended March 31, 1997; and

  (7)     Pro-Forma Combining Financial Statements (unaudited) dated March 31,
          1997.

  This Statement of Additional Information, which is not a prospectus, supplements, and should be read in conjunction with, the Prospectus/Proxy Statement of First Hawaii and Leahi Funds dated June 20, 1997. A copy of the Prospectus/Proxy Statement may be obtained without charge by calling or writing to First Hawaii or Leahi Fund at the telephone numbers or addresses set forth above.

  The date of this Statement of Additional Information is June 23, 1997.


                    FIRST PACIFIC MUTUAL FUND, INC.

                FIRST HAWAII MUNICIPAL BOND FUND SERIES AND

              FIRST HAWAII INTERMEDIATE MUNICIPAL FUND SERIES

                    STATEMENT OF ADDITIONAL INFORMATION

    First Pacific Mutual Fund, Inc. (the "Corporation") is a series investment company organized as a Maryland corporation. In this Statement of Additional Information all references to any series of the Corporation will be called the "Fund" unless expressly noted otherwise. First Hawaii Municipal Bond Fund (the "Bond Fund") is the first series of the corporation. First Hawaii Intermediate Municipal Fund (the "Intermediate Fund") is the second series of the corporation. Each Fund is a non-diversified, open-end management investment company whose investment goal is to provide investors with as high a level of income exempt from federal income taxes and Hawaii personal income taxes as is consistent with prudent investment management and the preservation of shareholders' capital. The Intermediate Fund will attempt to achieve its objective by investing primarily in a varied portfolio of investment grade obligations with a dollar weighted average portfolio maturity of more than three years but not more than ten years. The Fund's portfolio is managed by First Pacific Management Corporation (the "Manager").

    This Statement of Additional Information is not a prospectus but should be read in conjunction with the Fund's Prospectus dated February 1, 1997, (the "Prospectus"). A copy of the Prospectus may be obtained without charge by calling (808) 988-8088.

    The Prospectus and this Statement of Additional Information omit certain information contained in the registration statement filed with the Securities and Exchange Commission, Washington, D.C. This omitted information may be obtained from the Commission upon payment of the fee prescribed, or inspected at the Commission's office at no charge.

                              TABLE OF CONTENTS

Investment Policies and Restrictions . . . . . . . . . . . . . . . . . . . . 2
Additional Investment Considerations . . . . . . . . . . . . . . . . . . . . 3
Descriptions of Municipal Securities Ratings . . . . . . . . . . . . . . . .10
Officers and Directors . . . . . . . . . . . . . . . . . . . . . . . . . . .14
Custodian. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .15
Fund Accounting. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .15
Independent Auditors . . . . . . . . . . . . . . . . . . . . . . . . . . . .15
Investment Management Agreement. . . . . . . . . . . . . . . . . . . . . . .15
Portfolio Transactions . . . . . . . . . . . . . . . . . . . . . . . . . . .16
The Distributor. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .17
Transfer Agent . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .18
Performance. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .18


This Statement of Additional Information is dated February 1, 1997.


                     INVESTMENT POLICIES AND RESTRICTIONS

    The investment objective of each Fund is to provide investors with as high a level of income exempt from federal income taxes and Hawaii personal income taxes as is consistent with prudent investment management and the preservation of shareholders' capital. The Intermediate Fund will attempt to achieve its objective by investing primarily in a varied portfolio of investment grade obligations with a dollar weighted average portfolio maturity of more than three years but not more than ten years. Each Fund will primarily invest its assets in obligations issued by or on behalf of the State of Hawaii and its political subdivisions, agencies and certain territories of the United States, the interest on which is exempt from federal and Hawaii state income taxes in the opinion of counsel.

    Fundamental investment restrictions limiting the investments of each Fund provide that each Fund may not:

    1. Purchase any securities (other than obligations issued or guaranteed by the United States Government or by its agencies or instrumentalities), if as a result more than 5% of the Fund's total assets (taken at current value) would then be invested in securities of a single issuer or if as a result the Fund would hold more than 10% of the outstanding voting securities of any single issuer, except that with respect to 50% of the Fund's total assets up to 25% may be invested in one issuer.

    2. Invest more than 25% of its assets in a single industry. (As described in the Prospectus, the Fund may from time to time invest more than 25% of its assets in a particular segment of the municipal bond market; however, the Fund will not invest more than 25% of its assets in industrial development bonds in a single industry.)

    3. Borrow money, except for temporary purposes from banks or in reverse repurchase transactions as described in the Statement of Additional Information and then in amounts not in excess of 5% of the total asset value of the Fund, or mortgage, pledge or hypothecate any assets except in connection with a borrowing and in amounts not in excess of 10% of the total asset value of the Fund. Borrowing (including bank borrowing and reverse repurchase transactions) may not be made for investment leverage, but only to enable the Fund to satisfy redemption requests where liquidation of portfolio securities is considered disadvantageous or inconvenient. In this connection, the Fund will not purchase portfolio securities during any period that such borrowings exceed 5% of the total asset value of the Fund. Notwithstanding this investment restriction, the Fund may enter into "when issued" and "delayed delivery" transactions as described in the Prospectus.

    4. Make loans, except to the extent obligations in which the Fund may invest in are considered to be loans.

    5. Buy any securities "on margin." The deposit of initial or maintenance margin in connection with municipal bond index and interest rate futures contracts or related options transactions is not considered the purchase of a security on margin.

    6. Sell any securities "short," write, purchase or sell puts, calls or combinations thereof, or purchase or sell interest rate or other financial futures or index contracts or related options, except as described, from time to time, under the heading "Investment Practices" in the Prospectus.

    7. Act as an underwriter of securities, except to the extent the Fund may be deemed to be an underwriter in connection with the sale of securities held in its portfolio.

    8. Purchase any illiquid assets, including any security which is restricted as to disposition under federal securities laws or by contract ("restricted securities" or which is not readily marketable), if as a result of such purchase more than 15% of the Fund's total assets would be so invested.

    9. Make investments for the purpose of exercising control or participation in management.

    10. Invest in securities of other investment companies, except as part of a merger, consolidation or other acquisition and except that the Fund may temporarily invest up to 10% of the value of its assets in Hawaii tax exempt money market funds for temporary defensive purposes, including when acceptable investments are unavailable. Such tax exempt fund investments will be limited in accordance with Section 12(d) of the 1940 Act.

    11. Invest in equity, interests in oil, gas or other mineral exploration or development programs.

    12. Purchase or sell real estate, commodities or commodity contracts, except to the extent the municipal securities the Fund may invest in are considered to be interests in real estate, and except to the extent the options and futures and index contracts the Fund may invest in are considered to be commodities or commodities contracts.

    The Funds may not change any of these investment restrictions without the approval of the lesser of (i) more than 50% of the respective Fund's outstanding shares or (ii) 67% of the respective Fund's shares present at a meeting at which the holders of more than 50% of the outstanding shares are present in person or by proxy. As long as the percentage restrictions described above are satisfied at the time of the investment or borrowing, a Fund will be considered to have abided by those restrictions even if, at a later time, a change in values or net assets causes an increase or decrease in percentage beyond that allowed.

    Frequent portfolio turnover is not anticipated. Each Fund anticipates that the annual portfolio turnover rate of the Fund will be less than 100%. Each Fund will not seek capital gain or appreciation but may sell securities held in its portfolio and, as a result, realize capital gain or loss. Sales of portfolio securities will be made for the following purposes: in order to eliminate unsafe investments and investments not consistent with the preservation of the capital or tax status of the respective Fund; honor redemption orders, meet anticipated redemption requirements and negate gains from discount purchases; reinvest earnings from portfolio securities in like securities; or defray nominal administrative expenses.


                     ADDITIONAL INVESTMENT CONSIDERATIONS

    Municipal Securities. Municipal securities include long-term obligations, which are often called municipal bonds, as well as shorter term municipal notes, municipal leases, and tax-exempt commercial papers. Under normal market conditions, longer term municipal securities have greater price fluctuation than shorter term municipal securities, and therefore the Intermediate Fund generally expects to invest in obligations with a dollar weighted average portfolio maturity of more than three years but not more than ten years. The two principal classifications of municipal bonds are "general obligation" and "revenue" or "special obligation" bonds, which include "industrial revenue bonds." General obligation bonds are secured by the issuer's pledge of its faith, credit, and taxing power for the payment of principal and interest. Revenue or special obligation bonds are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special tax or other specific revenue source such as from the user of the facility being financed. Municipal leases are obligations issued by state and local governments or authorities to finance the acquisition of equipment and facilities. They may take the form of a lease, an installment purchase contract, a conditional sales contract, or a participation certificate in any of the above. Some municipal leases and participation certificates may not be considered readily marketable. The "issuer" of municipal securities is generally deemed to be the governmental agency, authority, instrumentality or other political subdivision, or the nongovernmental user of a facility, the assets and revenues of which will be used to meet the payment obligations, or the guarantee of such payment obligations, of the municipal securities. Zero coupon bonds are debt obligations which do not require the periodic payment of interest and are issued at a significant discount from face value. The discount approximates the total amount of interest the bonds will accrue and compound over the period until maturity at a rate of interest reflecting the market rate of the security at the time of issuance. Inverse floaters are types of derivative municipal securities whose interest rates bear an inverse relationship to the interest rate on another security or the value of an index. These securities usually permit the investor to convert the floating rate to a fixed rate (normally adjusted downward), and this optional conversion feature may provide a partial hedge against rising interest rates if exercised at an opportune time. Pre-printed bonds are municipal bonds for which the issuer has previously provided money and/or securities to pay the principal, any premium, and the interest on the bonds to their maturity date or to a specific call date. The bonds are payable from principal and interest on an escrow account invested in U.S. government obligations, rather than from the usual tax base or revenue stream. As a result, the bonds are rated AAA by the rating agencies.

    Each Fund may purchase floating and variable rate demand notes, which are municipal securities normally having a stated maturity payment in excess of one year, but which permit the holder to demand payment of principal at any time, or at specified intervals. The issuer of such notes normally has a corresponding right, after a given period, to prepay at its discretion upon notice to the note holders the outstanding principal amount of the notes plus accrued interest. The interest rate on a floating rate demand note is based on a known lending rate, such as a bank's prime rate, and is adjusted automatically each time such rate is adjusted. The interest rate on a variable rate demand note is adjusted automatically at specified intervals. There generally is no secondary market for these notes, although they are redeemable at face value. Each note purchased by the Fund will meet the criteria established for the purchase of municipal securities.

    Medium and Lower Grade Municipal Securities. Municipal securities which are in the medium and lower grade categories generally offer a higher cur-rent yield than is offered by municipal securities which are in the high grade categories, but they also generally involve greater price volatility and greater credit and market risk. Credit risk relates to the issuer's ability to make timely payment of principal and interest when due. Market risk relates to the changes in market value that occur as a result of variation in the level of prevailing interest rates and yield relationships in the municipal securities market. Generally, prices for longer maturity issues tend to fluctuate more than for shorter maturity issues accordingly the Intermediate Fund will invest in obligations with a dollar weighted average portfolio maturity of more than three years but not more than ten years. Additionally, the Fund will seek to reduce risk through portfolio diversification, credit analysis, and attention to current developments and trends in the economy and financial and credit markets.

    Many issuers of medium and lower grade municipal securities choose not to have a rating assigned to their obligations by one of the rating agencies; hence each Fund's portfolio may at times contain unrated securities. Unrated securities may carry a greater risk and a higher yield than rated securities. Although unrated securities are not necessarily lower quality, the market for them may not be so broad as for rated securities. Each Fund will purchase only those unrated securities which the Investment Manager believes are comparable to rated securities that qualify for purchase by the respective Fund.

    Hawaii Bonds. Four types of Hawaii bonds have been authorized for issuance (bonds, notes and other instruments of indebtedness). They are:

    1. General Obligation bonds (all bonds for the payment of the principal and interest of which the full faith and credit of the State or a political subdivision are pledged and, unless otherwise indicated, including reimbursable general obligation bonds);

    2. Bonds issued under special improvements statutes;

    3. Revenue bonds or bond anticipation notes (all bonds payable from revenues, or user taxes, or any combination of both, of a public undertaking, improvement, system or loan program); and

    4. Special purpose revenue bonds (all bonds payable from rental or other payments made or any issuer by a person pursuant to contract and security) including anti-pollution revenue bonds. Such bonds shall only be authorized or issued to finance manufacturing, processing or industrial enterprise facilities, utilities serving general public, health care facilities provided to the general public by not-for-profit corporations or low and moderate income governmental housing programs.

    All bonds other than special purpose revenue bonds may be authorized by a majority vote of the members of each House of the State Legislature. Special purpose revenue bonds may be authorized by two-thirds vote of the members of each House of the State Legislature.

    The constitutional limitation on issuance of State general obligation bonds is the amount of bonds outstanding that would cause the debt service (principal and interest payable on such bonds, (either the higher or the current projected debt service )) to exceed 18 1/2% of the average net general fund revenues of Hawaii in the three fiscal years just preceding such issuance (general fund revenue excludes grants from the federal government and receipts excluded in computing the total State debt). This limitation on the power of the State to incur indebtedness, applies only to the issuance of general obligation bonds, is computed at the time of issuance and includes only issued general obligation bonds.

    Because each Fund will ordinarily invest 80% or more of its net assets in Hawaii obligations, it is more susceptible to factors affecting Hawaii issuers than is a comparable municipal bond fund not concentrated in the obligations of issuers located in a single state.

    The Hawaiian economy is concentrated in tourism, agriculture, construction and military operations. Tourism is Hawaii's largest economic sector. 1996 marked the stabilization of the Hawaii visitor industry following the 1991-1993 slump. With visitor arrivals on a record setting pace, statewide occupancies reaching pre-slump levels and average daily room rates continuing to make up for ground lost during the slump, the Hawaii tourism industry appears well on the way to recovery.

    Sugar, the State's prime traditional crop, gives clear evidence of contracting to a fraction of its long-held size and perhaps disappearing altogether in the not so distant future. Pineapple production and exports have declined with the end of plantation operations on Lanai and a cannery closing on Oahu. The shift to a more even mix of plantation and non-plantation crops means that the decrease in a portion of Hawaii's merchandise exports will be partly offset by an increase in import-substituting local production.

    Hawaii's construction industry settled into a cyclical trough in 1995 from which it is expected to rebound in 1997-98 only if private construction grows enough to offset the stabilization of public construction at levels dictated by county, state and federal government fiscal austerity. From a current-dollar value of $4.5 billion in the 12 months ending in July 1991, the peak year for taxable contracting receipts in the previous construction cycle, construction fell to a cyclical low of $3.15 billion in 1995, a level expected to persist through 1996.

    The federal government maintains 26 military installations in the State, encompassing approximately 5% of the land area of the State. To reduce the number of military installations in the United States, and to ensure the impartiality of the decision-making process, the Defense Base Closure and Realignment Commission was established pursuant to the Defense Base Closure and Realignment Act of 1993. On July 1, 1995, the Commission reported to President Clinton its final determinations as to the timely closure and realignment of domestic military installations. Barber Point Naval Air Station will be closed in 1999. Air squadrons will be redeployed to Seattle, Washington and to the Kaneohe Marine Corps. Base, Hawaii.

    As of the date of this SAI, general obligation bonds issued by the State of Hawaii are rated Aa by Moody's and AA by S&P. There can be no assurance that the economic conditions on which these ratings are based will continue or that particular bond issues may not be adversely affected by changes in economic, political or other conditions.

    The State's overall debt levels are high with debt service equaling about 13% of current expenditures. This is due, in part, to the State's assumption of many local government functions, including local education. Revenue is derived primarily from general excise taxes and individual and corporate income tax. The State General Fund has operated either within planned deficits or with ending fund balances since 1962. The State's historically strong financial position is under pressure as the sluggish economy reduces growth in sales and income taxes. Total revenues for fiscal 1995 declined
5.7 percent.

    The State's real gross state product has been slow to build momentum. Estimates published by the Research and Economic Analysis Division, Hawaii Department of Business and Economic Development, show the State's growth rate to have been only 0.3 percent annually from 1992 to 1994, following a slight decline in 1991. DBED's preliminary estimate of growth for 1995 is
0.8 percent, pointing to a slight gain as Hawaii's economic adjustments of the early 1990's come to an end.

    U.S. Government Securities. Government Securities include (1) U.S. Treasury obligations, which differ only in their interest rates, maturities and times of issuance: U.S. Treasury bills (maturity of one year or less), U.S. Treasury notes (maturities of one to 10 years), and U.S. Treasury bonds (generally maturities of greater than 10 years), and separated or divided U.S. Treasury securities (stripped by the U.S. Treasury) whose payments of principal and interest are all backed by the full faith and credit of the United States; and (2) obligations issued or guaranteed by U.S. Government agencies or instrumentalities, some of which are backed by the full faith and credit of the U.S. Treasury, e.g., direct pass-through certificates of the Government National Mortgage Association (generally referred to as "GNMA"); some of which are supported by the right of the issuer to borrow from the U.S. Government, e.g., obligations of Federal Home Loan Banks; and some of which are backed only by the credit of the issuer itself, e.g., obligations of the Student Loan Marketing Association.

    Investments in taxable securities will be substantially in securities issued or guaranteed by the United States Government (such as bills, notes and bonds), its agencies, instrumentalities or authorities, highly-rated corporate debt securities (rated AA, or better, by S&P or Aa3, or better, by Moody's); prime commercial paper (rated A-1 + or A-2 by S&P or P-1 or P-2 by Moody's) and certificates of deposit of the 100 largest domestic banks in terms of assets which are subject to regulatory supervision by the U.S. Government or state governments and the 50 largest foreign banks in terms of assets with branches or agencies in the United States. Investments in certificates of deposit of foreign banks and foreign branches of U.S. banks may involve certain risks, including different regulation, use of different accounting procedures, political or other economic developments, exchange controls, withholding income taxes at the source, or possible seizure or nationalization of foreign deposits. When the Fund takes a temporary defensive position, the Fund will not be pursuing policies designed to achieve its investment objective.

Investment Practices of Each Fund.

    Hedging. Hedging is a means of offsetting, or neutralizing, the price movement of an investment by making another investment, the price of which should tend to move in the opposite direction from that of the original investment. If the Investment Manager deems it appropriate to hedge partially or fully the Fund's portfolio against market value changes, the Fund may buy or sell financial futures contracts and options thereon, such as municipal bond index future contracts and the related put or call options contracts on such index futures.

    Both parties entering into a financial futures contract are required by the contract marketplace to post a good faith deposit, known as "initial margin." Thereafter, the parties must make additional deposits equal to any net losses due to unfavorable price movements of the contract, and are credited with an amount equal to any net gains due to favorable price movements. These additional deposits or credits are calculated and required daily and are known as "maintenance margin." In situations in which the Fund is required to deposit additional maintenance margin, if the Fund has insufficient cash, it may have to sell portfolio securities to meet such maintenance margin requirements at a time when it may be disadvantageous to do so. When the Fund engages in the purchase or sale of futures contracts or the sale of options thereon, it will deposit the initial margin required for such contracts in a segregated account maintained with the Fund's custodian, in the name of the futures commission merchant with whom the Fund maintains the related account. Thereafter, if the Fund is required to make maintenance margin payments with respect to the futures contracts, or mark-to-market payments with respect to such option sale positions, the Fund will make such payments directly to such futures commission merchant. The SEC currently requires mutual funds to demand promptly the return of any excess maintenance margin or mark-to-market credits in its account with futures commission merchants. The fund will comply with SEC requirements concerning such excess margin.

    The Fund may also purchase and sell put and call options on financial futures, including option on municipal bond index futures. An option on a financial future gives the holder the right to receive, upon exercise of the option, a position in the underlying futures contract. When the Fund purchases an option on a financial futures contract, it receives in exchange for the payment of a cash premium the right, but not the obligation, to enter into the underlying futures contract at a price (the "strike price") determined at the time the option was purchased, regardless of the comparative market value of such futures position at the time the option is exercised. The holder of a call option has the right to receive a long (or buyer's) position in the underlying futures and the holder of a put option has the right to receive a short (or seller's) position in the underlying futures.

    When the Fund sells an option on a financial futures contract, it receives a cash premium which can be used in whatever way is deemed most advantageous to the Fund. In exchange for such premium, the Fund grants to the option purchaser the right to receive from the Fund, at the strike price, a long position in the underlying futures contract, in the case of a call option, or a short position in such futures contract, in the case of a put option, even though the strike price upon exercise of the option is less
(in the case of a call option) or greater (in the case of a put option) than the value of the futures position received by such holder. If the value of the underlying futures position is not such that exercise of the option would be profitable to the option holder, the option will generally expire without being exercised. The Fund has no obligation to return premiums paid to it whether or not the option is exercised. It will generally be the policy of the Fund, in order to avoid the exercise of an option sold by it, to cancel its obligation under the option by entering into a closing purchase transaction, if available, unless it is determined to be in the Fund's interest to deliver the underlying futures position. A closing purchase transaction consists of the purchase by the Fund of an option having the same term as the option sold by the Fund, and has the effect of canceling the Fund's position as a seller. The premium which the Fund will pay in executing a closing purchase transaction may be higher than the premium received when the option was sold, depending in large part upon the relative price of the underlying futures position at the time of each transaction.
The Securities and Exchange Commission requires that the obligations of mutual funds, such as the Fund, under option sale positions must be "covered."

    The Fund does not intend to engage in transactions in futures contracts or related options for speculative purposes but only as a hedge against changes in the values of securities in their portfolios resulting from market conditions, such as fluctuations in interest rates. In addition, the Fund will not enter into futures contracts or related options (except in closing transactions) if, immediately thereafter, the sum of the amount of its initial margin deposits and premiums paid for its open futures and options positions, less the amount by which any such options are "in-the-money", would exceed 5% of the Fund's total assets (taken at current value).

    Investments in financial futures and related options entail certain risks. Among these are the possibility that the cost of hedging could have an adverse effect on the performance of the Fund if the Investment Manager predictions as to interest rate trends are incorrect or due to the imperfect correlation between movement in the price of the futures contracts and the price of the Fund's actual portfolio of municipal securities. Although the contemplated use of these contracts should tend to minimize the risk of loss due to a decline in the value of the securities in the Funds portfolio, at the same time hedging transactions tend to limit any potential gains which might result in an increase in the value of such securities. In addition, futures and options markets may not be liquid in all circumstances due, among other things, to daily price movement limits which may be imposed under the rules of the contract marketplace, which could limit the Fund's ability to enter into positions or close out existing positions, at a favorable price. If the Fund is unable to close out a futures position in connection with adverse market movements, the Fund would be required to make daily payments on maintenance margin until such position is closed out. Also, the daily maintenance margin requirement in futures and option sales transactions creates greater potential financial exposure than do option purchase actions, where the Fund's exposure is limited to the initial cost of the option.

    Income earned or deemed to be earned, if any, by the Fund from its hedging activities will be distributed to its shareholders in taxable distributions.

    The Fund's hedging activities are subject to special provisions of the Internal Revenue Code. These provisions may, among other things, limit the use of losses of the Fund and affect the holding period of the securities held by the Fund and the nature of the income realized by the Fund. These provisions may also require the Fund to mark-to-market some of the positions in its portfolio (i.e., treat them as if they were closed out), which may cause the Fund to recognize income without the cash to distribute such income and to incur tax at the Fund level. The Fund and its shareholders may recognize taxable income as a result of the Fund's hedging activities. The Fund will monitor its transactions and may make certain tax elections in order to mitigate the effect of these rules and prevent disqualification of the Fund as a regulated investment company.

    If the Manager deems it appropriate to seek to hedge the Fund's portfolio against market value changes, the Fund may buy or sell financial futures contracts and related options, such as municipal bond index futures contracts and the related put or call options contracts on such index futures. A tax exempt bond index fluctuates with changes in the market values of the tax exempt bonds included in the index. An index future is an agreement pursuant to which two parties agree to receive or deliver at settlement an amount of cash equal to a specified dollar amount multiplied by the difference between the value of the index at the close of the last trading day of the contract and the price at which the future was originally written. A financial future is an agreement between two parties to buy and sell a security for a set price on a future date. An index future has similar characteristics to a financial future except that settlement is made through delivery of cash rather than the underlying securities. An example is the Long-Term
Municipal Bond futures contract traded on the Chicago Board of Trade.
It is based on the Bond Buyer's Municipal Bond Index, which represents an adjusted average price of the forty most recent long-term municipal issues of $50 million or more ($75 million in the instance of housing issues) rated A or better by either Moody's Investor Service, Inc. or Standard & Poor's Corporation, maturing in no less than nineteen years, having a first call in no less than seven nor more than sixteen years, and callable at par.

    "When-issued" and "delayed delivery" transactions. The Fund may engage in "when issued" and "delayed delivery" transactions and utilize futures contracts and options thereon for hedging purposes. The Securities and Exchange Commission ("SEC") generally requires that when mutual funds, such as the Fund, effect transactions of the foregoing nature, such funds must either segregate cash or readily marketable portfolio securities with its custodian in an amount of its obligations under the foregoing transactions, or cover such obligations by maintaining positions in portfolio securities, futures contracts or options that would serve to satisfy or offset the risk of such obligations. When effecting transactions of the foregoing nature, the Fund will comply with such segregation or cover requirements.

    Reverse Repurchase Agreements. The Fund may enter into reverse repurchase agreements with selected commercial banks or broker-dealers, under which the Fund sells securities and agrees to repurchase them at an agreed upon time and at an agreed upon price. The difference between the amount the Fund receives for the securities and the amount it pays on repurchase is deemed to be a payment of interest by the Fund. The Fund will maintain in a segregated account having an aggregate value with its custodian, cash, treasury bills, or other U.S. Government securities having an aggregate value equal to the amount of such commitment to repurchase, including accrued interest, until payment is made. Reverse repurchase agreements are treated as a borrowing by the Fund and will be used by it as a source of funds on a short-term basis, in an amount not exceeding 5% of the net assets of the Fund (which 5% includes bank borrowings) at the time of entering into any such agreement. The Fund will enter into reverse repurchase agreements only with commercial banks whose deposits are insured by the Federal Deposit Insurance Corporation and whose assets exceed $500 million or broker-dealers who are registered with the SEC. In determining whether to enter into a reverse repurchase agreement with a bank or broker-dealer, the Fund will take into account the credit worthiness of such party and will monitor such credit worthiness on an ongoing basis.

                 DESCRIPTION OF MUNICIPAL SECURITIES RATINGS

    Standard & Poor's Corporation - A brief description of the applicable Standard & Poor's Corporation ("S&P") rating symbols and their meanings (as published by S&P) follows:

    An S&P corporate or municipal debt rating is a cur-rent assessment of the credit worthiness of an obligor with respect to a specific obligation. This assessment may take into consideration obligors such as guarantors, insurers, or lessees.

    The debt rating is not a recommendation to purchase, sell, or hold a security, inasmuch as it does not comment as to market price or suitability for a particular investor.

    The ratings are based on current information furnished by the issuer or obtained by S&P from other sources it considers reliable. S&P does not perform an audit in connection with any rating and may, on occasion, rely on audited financial information. The ratings may be changed, suspended, or withdrawn as a result of changes in, or unavailability of, such information, or for other circumstances.

    The ratings are based, in varying degrees, on the following considerations:

    1. Likelihood of default-capacity and willingness of the obligor as to the timely payment of interest and repayment of principal in accordance with the terms of the obligation;
    2. Nature of and provision of the obligation;
    3. Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

  1.   Municipal bonds.

AAA Debt rated "AAA" has the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

AA Debt rated "AA" has a very strong capacity to pay interest and repay principal and differs from the highest rated issued only in small degree.

A Debt rated "A" has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB Debt rated "BBB" is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

BB   Debt rated "BB", "B", "CCC", or "CC" is regarded, on balance, as
B    predominantly speculative with respect to capacity to pay interest and
CCC  repay principal in accordance with the terms of the obligation.  "BB"
CC indicates the lowest degree of speculation and "CC" the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

       Plus (+) or Minus (-): The ratings from "AA" to "B" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

       Provisional Ratings: The letter "p" indicates that the rating is provisional. A provisional rating assumes the successful completion of the project being financed by the debt being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful and timely completion of the project. This rating, however, while addressing credit quality subsequent to completion of the project, makes no comment on the likelihood of, or the risk of default upon failure of, such completion. The investor should exercise judgment with respect to such likelihood and risk.

       L: The letter "L" indicates that the rating pertains to the principal amount of those bonds where the underlying deposit collateral is fully insured by the Federal Savings & Loan Insurance Corp. or the Federal Deposit Insurance Corp.

       + Continuance of the rating is contingent upon S&P's receipt of closing documentation confirming investments and cash flow.

       * Continuance of the rating is contingent upon S&P's receipt of an executed copy of the escrow agreement.

NR Indicates no rating has been requested, that there is insufficient information on which to base a rating, or that S&P does not rate a particular type of obligation as a matter of policy.

   2.  Short-term tax exempt notes

    S&P's tax exempt note ratings are generally given to such notes that mature in five years or less. The three rating categories are as follows:

    SP-1    Very strong or strong capacity to pay principal and interest.
            These issues determined to possess overwhelming safety
            characteristics will be given plus (+) designation.
    SP-2    Satisfactory capacity to pay principal and interest.
    SP-3    Speculative capacity to pay principal and interest.

    3. Tax-exempt Commercial Paper

    An S&P commercial paper rating is a current assessment of the likelihood of timely payment of debt having an original maturity of no more than 365 days. Ratings are graded into four categories, ranging from "A" for the highest quality obligations to "D" for the lowest. The two categories the Fund will invest in are as follows:

       A Issues assigned this highest rating are regarded as having the greatest capacity for timely payment. Issues in this category are further refined with the designation 1, 2 and 3 to indicate the relative degree of safety. These issues determined to possess overwhelming safety characteristics are denoted with a plus (+) sign designation.
       A-1 This designation indicates that the degree of safety regarding timely payment is very strong.
       A-2 Capacity for timely payment on issues with this designation is strong. However, the relative degree of safety is not as overwhelming as for issues designated "A-1".
       A-3 Issues carrying this designation have a satisfactory capacity for timely payments They are, however, somewhat more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.
       B Issues rated "B" are regarded as having only an adequate capacity for timely payment. However, such capacity may be damaged by changing conditions or short-term adversities.

    Moody's Investors Service, Inc. - A brief description of the applicable Moody's Investors Service, Inc. ("Moody's") rating symbols and their meanings (as published by Moody's) follows:

    1. Municipal bonds

    Aaa-Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred as "gilt edge". Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

    Aa-Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long term risks appear somewhat larger than in Aaa securities.

    A-Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

    Baa-Bonds which are rated Baa are considered as medium grade obligations, i.e. they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

    Ba-Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

    B-Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

    Con.(...)-Bonds for which the security depends upon the completion of some act or the fulfillment of some condition are rated conditionally. These are bonds secured by (a) earnings of projects under construction, (b) earnings of projects unseasoned in operating experience, (c) rentals which begin when facilities are completed, or (d) payments to which some other limiting condition attaches. Parenthetical rating denotes probable credit stature upon completion of construction or elimination of basis of condition.

    Note: Those bonds in the Aa, A, Baa, Ba and B groups which Moody's believes possess the strongest investment attributes are designated by the symbols Aa 1, A 1, Baa 1, and B 1.

    2. Short-term tax exempt notes

    Short-term Notes. The four ratings of Moody's for short-term notes are MIG 1, MIG 2, MIG 3 and MIG 4; MIG 1 denotes "best quality, enjoying strong protection from established cash flows"; MIG 2 denotes "high quality" with
"ample margins of protection"; MIG 3 notes are of "favorable quality ....
but lacking the undeniable strength of the preceding grades"; MIG 4 notes are of "adequate quality, carrying specific risk but having protection ... and not distinctly or predominantly speculative."

    3. Tax-exempt commercial paper

    Moody's commercial paper ratings are opinions of the ability of issuers to repay punctually promissory obligations not having an original maturity in excess of nine months. Moody's employs the following three designations, all judged to be investment grade, to indicate the relative repayment capacity of rated issuers:

       Issuers rated Prime-1 (or related supporting institutions) have a superior capacity for repayment of short-term promissory obligations.

       Issuers rated Prime-2 (or related supporting institutions) have a strong capacity for repayment of short-term promissory obligations.

       Issuers rated Prime-3 (or related supporting institutions) have an acceptable capacity for repayment of short-term promissory obligations.

       Issuers rated Not Prime do not fall within any of the Prime rating categories.


                            OFFICERS AND DIRECTORS

    The officers and directors of First Pacific Mutual Fund, Inc., their principal occupations for the last five years and their affiliation, if any, with the Manager, or the Fund's Distributor, are shown below. Interested persons of the Fund as defined in the Investment Company Act of 1940 are indicated by an asterisk in the table below.




Name, Age
and Address
Position & Office With the Fund
Principal Occupation During the Past Five Years


*Terrence K.H. Lee (39)
1441 Victoria St #901
Honolulu, HI  96822
Director, President
President, First Pacific Management Corp.;
President, First Pacific Securities


Samuel L. Chesser (41)
180 Miller Ave., #6
Mill Valley, CA  94941
Director
Market Maker and Member Pacific Stock
Exchange: Formerly President, First Pacific
Securities; Vice President, First Pacific
Management Corporation


Clayton W.H. Chow (44)
896 Puuikena Dr.
Honolulu, HI  96821
Director
Sr. Account Executive, Federal Express


Lynden Keala (41)
47-532 Hui Iwa St.
Kaneohe, HI  96744
Director
Market Analyst, Vanier Graphics, Inc.


Stuart S. Marlowe (55)
274 Poipu Drive
Honolulu, HI  96825
Director
President, Record Service, Inc.


*Jean M. Chun (40)
920 Ward Ave., #12G
Honolulu, HI 96814
Secretary
Corporate Secretary, First Pacific
Management Corporation; Corporate
Secretary, First Pacific Securities


*Charlotte A. Meyer (43)
PO Box 2834
Kamuela, HI  96743
Treasurer
Corporate Treasurer, First Pacific
Management Corporation; Corporate
Treasurer, First Pacific Securities



    The compensation of the officers who are interested persons (as defined in the Investment Company Act of 1940) of the Manager is paid by the Manager.
The Fund pays the compensation of all other officers of the Fund who are not interested persons for services or reimbursed for expenses incurred in connection with attending meetings of the Board of Directors. The directors of the Fund are not compensated for services or reimbursed for expenses incurred in connection with attending meetings of the Board of Directors.
The directors and officers as a group own less than 1% of the Fund's shares.

                                  CUSTODIAN

    Union Bank of California, N.A., of San Francisco, California, is the custodian of each Fund and has custody of all securities and cash. The custodian, among other things, attends to the collection of principal and income, and payment for the collection of proceeds of securities bought and sold by each Fund.

                               FUND ACCOUNTING

    First Pacific Recordkeeping, Inc., a wholly-owned subsidiary of First Pacific Management Corporation provides fund accounting for the Fund. The accounting fee schedule for the Fund is as follows:


$21,500               Minimum to      $ 20 Million of Average Net Assets
 .0000325              On Next         $ 30 Million of Average Net Assets
 .00026                On Next         $ 50 Million of Average Net Assets
 .000195               On Next         $100 Million of Average Net Assets
 .0001625              Over            $200 Million of Average Net Assets


                             INDEPENDENT AUDITORS

    The independent auditors for the Fund are Tait, Weller & Baker, Philadelphia, Pennsylvania.

                       INVESTMENT MANAGEMENT AGREEMENT

    The investment management agreement between the Manager and the Fund provides that the Manager will provide portfolio management services to the Fund and to supply investment research including the selection of securities for the Fund to purchase, hold or sell and the selection of brokers through whom the Fund's portfolio transactions are executed. The Manager also administers the business affairs of the Fund, furnishes offices, necessary facilities and equipment, provides administrative services, and permits its officers and employees to serve without compensation as directors and officers of the Fund if duly elected to such positions.

    The agreement provides that the Manager shall not be liable for any error of judgment or of law, or for any loss suffered by the Fund in connection with the matters to which the agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Manager in the performance of its obligations and duties, or by reason of its reckless disregard of its obligations and duties under the agreement.

    The Manager's activities are subject to the review and supervision of the Fund's Board of Directors, to whom the Manager renders periodic reports of the Fund's investment activities.

    Fees paid by Bond Fund for the three most recent fiscal years:

      Investment Management    Management Shareholder Services    Service
            Agreement          Fees Waived     Agreement         Fees Waived
1996       $265,680              $0             $53,136               $0
1995       $245,192              $13,597        $49,050               $0
1994       $275,965              $11,858        $55,193               $0

    Fees paid by Intermediate Fund for the three most recent fiscal years:

      Investment Management    Management Shareholder Services    Service
            Agreement          Fees Waived     Agreement         Fees Waived
1996         $29,311             $11,697        $5,862             $5,862
1995         $20,231             $10,437        $4,046             $4,046
1994         $ 1,427             $ 1,427        $  285             $  285



                            PORTFOLIO TRANSACTIONS

    The Manager will place orders for portfolio transactions for the Fund with broker-dealer firms giving consideration to the quality, quantity and nature of each firm's professional services. These services include execution, clearance procedures, wire service quotations and statistical and other research information provided to the Fund and the Manager, including quotations necessary to determine the value of the Fund's net assets. Any research benefits derived are available for all clients of the Manager. Since statistical and other research information is only supplementary to the research efforts of the Manager and still must be analyzed and reviewed by its staff, the receipt of research information is not expected to materially
reduce its expenses.   In selecting among the firms believed to meet the
criteria for handling a particular transaction, the Fund or the Manager may (subject always to best price and execution) take into consideration that certain firms have sold or are selling shares of the Fund, and/or that certain firms provide market, statistical or other research information to the Fund. Securities may be acquired through firms that are affiliated with the Fund, its Manager, or its Distributor and other principal underwriters acting as agent, and not as principal. Transactions will only be placed with affiliated brokers if the price to be paid by the Fund is at least as good as the price the Fund would pay to acquire the security from other unaffiliated parties.

    If it is believed to be in the best interests of the Fund the Manager may place portfolio transactions with unaffiliated brokers or dealers who provide the types of service (other than sales) described above, even if it means the Fund will have to pay a higher commission (or, if the dealer's profit is part of the cost of the security, will have to pay a higher price for the security) than would be the case if no weight were given to the brokers or dealer's furnishing of those services. This will be done, however, only if, in the opinion of the Manager, the amount of additional commission or increased cost is reasonable in relation to the value of the services.

    If purchases or sales of securities of the Fund and of one or more other clients advised by the Manager are considered at or about the same time, transactions in such securities will be allocated among the several clients in a manner deemed equitable to all by the Manager, taking into account the respective sizes of the funds and the amount of securities to be purchased or sold. Although it is possible that in some cases this procedure could have a detrimental effect on the price or volume of the security as far as the Fund is concerned, it is also possible that the ability to participate in volume transactions and to negotiate lower brokerage commissions generally will be beneficial to the Fund.

    The Directors have adopted certain policies incorporating the standards of Rule 17e-1 issued by the Securities and Exchange Commission under the Investment Company Act of 1940 which requires that the commission paid to the Distributor and other affiliates of the Fund must be reasonable and fair compared to the commissions, fees or other remuneration received or to be received by other brokers in connection with comparable transactions involving similar securities during a comparable period of time. The rule and procedures also contain review requirements and require First
Pacific Securities to furnish reports to the Directors and to maintain records in connection with such reviews.

    Commissions, fees or other remuneration paid to the Distributor for portfolio transactions for the Bond Fund and Intermediate Fund for the three most recent fiscal years: 1996-none, 1995-none; 1994-none.

                               THE DISTRIBUTOR

    Shares of the Fund are offered on a continuous basis through First Pacific Securities, Inc. 2756 Woodlawn Drive, #6-201, Honolulu, Hawaii 96822 (the "Distributor"), a wholly-owned subsidiary of the Manager. Pursuant to a distribution agreement, First Pacific Securities will purchase shares of the Fund for resale to the public, either directly or through securities dealers and brokers, and is obligated to purchase only those shares for which it has received purchase orders. A discussion of how to purchase and redeem the Fund's shares and how the Fund's shares are priced is contained in the Prospectus.

    Under the Distribution Agreement between the Fund and the Distributor, the Distributor pays the expenses of distribution of Fund shares, including preparation and distribution of literature relating to the Fund and its investment performance and advertising and public relations material. The Fund bears the expenses of registration of its shares with the Securities and Exchange Commission and of sending prospectuses to existing shareholders. The Distributor pays the cost of qualifying and maintaining qualification of the shares for sale under the securities laws of the various states and permits its officers and employees to serve without compensation as directors and officers of the Fund if duly elected to such positions.

    Under the Distribution Plan, each Fund will pay the distributor for expenditures which are primarily intended to result in the sale of the respective Fund's shares such as advertising, marketing and distributing the fund's shares and servicing Fund investors, including payments for reimbursement of and/or compensation to brokers, dealers, certain financial institutions, (which may include banks) and other intermediaries for administrative and accounting services for Fund investors who are also their clients. Such third party institutions will receive fees based on the average daily value of the Fund's shares owned by investors for whom the institution performs administrative and accounting services. The Glass-Steagall Act from engaging in the business of underwriting, selling or distributing securities. Accordingly, each Fund will engage banks only to perform administrative and investor servicing functions. The Funds' management believes that such laws should not preclude a bank from performing these services. However, if a bank were prohibited by law from so acting, its investor clients would be permitted to remain Fund investors and alternative means for continuing the servicing of such investors would be sought.

    The Distribution Agreement continues in effect from year to year if specifically approved at least annually by the shareholders or directors of the Fund and by the Fund's disinterested directors in compliance, with the Investment Company Act of 1940. The agreement may be terminated without penalty upon thirty days written notice by either party and will automatically terminate if it is assigned.

    Distribution Plan payments by the Bond Fund, by category, for the most recent fiscal year are as follows: Advertising $9,475; Seminars and Meetings $3,905; Printing $2,680; Rent $16,635; Utilities $3,790; Telephone $3,202; Salaries and Wages $41,370; Employee Benefits $1,198; Miscellaneous $3,791; Total $86,046.

    Distribution Plan payments by the Intermediate Fund, by category, for the most recent fiscal year are as follows: Advertising $1,376; Seminars and Meetings $214; Printing $1,243; Salaries and Wages $1,000;
Miscellaneous $657; Total $4,490.

                                TRANSFER AGENT

    First Pacific Recordkeeping, Inc., Honolulu, Hawaii, a wholly owned subsidiary of First Pacific Management Corporation, serves as transfer agent, dividend disbursing agent and redemption agent for redemptions pursuant to a Transfer and Dividend Disbursing Agency Agreement approved by the Board of Directors of First Pacific Mutual Fund, Inc. at a meeting held for such purpose on March 15, 1994. The agreement is subject to annual renewal by the Board of Directors, including the directors who are not interested persons of the Fund or of the Transfer Agent. Pursuant to the agreement, the Transfer Agent will receive a fee calculated at an annual rate of $16.50 per shareholder account and will be reimbursed out-of-pocket expenses incurred on the Fund's behalf.

    The Transfer Agent acts as paying agent for all Fund expenses and provides all the necessary facilities, equipment and personnel to perform the usual or ordinary services of Transfer and Dividend Paying Agent - including:
receiving and processing orders and payments for purchases of shares, opening stockholder accounts, preparing annual stockholder meeting lists, mailing proxy material, receiving and tabulating proxies, mailing stockholder reports and prospectuses, withholding certain taxes on nonresident alien accounts, disbursing income dividends and capital distributions, preparing and filing U.S. Treasury Department Form 1099 (or equivalent) for all stockholders, preparing and mailing confirmation forms to stockholders for all purchases and redemptions of the Fund's shares and all other confirmable transactions in stockholders' accounts, recording reinvestment of dividends and distributions of the Fund's shares and causing redemption of shares for and disbursements of proceeds to withdrawal plan stockholders.

                                 PERFORMANCE

    Current yield and total return quotations used by the Fund are based on standardized methods of computing performance mandated by Securities and Exchange Commission rules. An explanation of those and other methods used by the Portfolios to compute or express performance follows:

    As indicated below, current yield is determined by dividing the net investment income per share earned during the period by the maximum offering price per share on the last day of the period and annualizing the result. Expenses accrued for the period include any fees charged to all shareholders during the 30-day base period. According to the new Securities and Exchange Commission formula:

            Yield = 2 [(a-b + 1)6-1]
                        cd
where
    a= dividends and interest earned during the period.
    b= expenses accrued for the period (net of reimbursements).
    c= the average daily number of shares outstanding during the period that were entitled to receive dividends.
    d= the maximum offering price per share on the last day of the period.

The yields for the Funds for the 30-day periods ending September 30, 1996 and December 31, 1996 are set forth below:

                                          Month Ended      Month Ended
                                            09/30/96         12/31/96

First Hawaii Municipal Bond Fund             4.64%             4.45%
First Hawaii Intermediate Municipal Fund     4.16%             4.02%


    Tax equivalent yield is calculated by dividing that portion of the current yield (calculated as described above) which is tax exempt by I minus a stated tax rate and adding the quotient to that portion of the yield of the Fund that is not tax exempt.

    As the following formula indicates, the average annual total return is determined by multiplying a hypothetical initial purchase order of $1,000 by the average annual compound rate of return (including capital appreciation/ depreciation and dividends and distributions paid and reinvested) for the stated period less any fees charged to all shareholder accounts and annualizing the result. The calculation assumes that all dividends and distributions are reinvested at the public offering price on the reinvestment dates during the period. The quotation assumes the account was completely redeemed at the end of each period and the deduction of all applicable charges and fees. According to the new Securities and Exchange Commission formula:

            P(1 + T)n = ERV
where
       P =  a hypothetical initial payment of $ 1,000
       T =  average annual total return
       n =  number of years
       ERV = ending redeemable value at the end of 1, 5 or 10 year periods of a hypothetical $1,000 payment made at the beginning of the 1, 5 or 10 year periods.

The average annual total return for the Funds for the periods indicated and ended September 30, 1996 are set forth below:

                                   One Year   Five Year   Since
                                                         Inception
First Hawaii Municipal Bond Fund
(Inception November 23, 1988)        5.62%     6.52%       7.20%

First Hawaii Intermediate Municipal Fund
(Inception July 5, 1994)             3.95%     -----       5.58%


The average annual total return for the Funds for the periods indicated and ended December 31, 1996 are set forth below:


                                  One Year     Five Year     Since
                                                            Inception
First Hawaii Municipal Bond Fund
(Inception November 23, 1988)      4.17%         6.34%        7.25%

First Hawaii Intermediate Municipal Fund
(Inception July 5, 1994)           3.77%         -----        5.63%


Comparisons and Advertisements
    To help investors better evaluate how an investment in the Fund might satisfy their investment objective, advertisements regarding the Fund may discuss yield or total return for the Fund as reported by various financial publications and/or compare yield or total return to yield or total return as reported by other investments, indices, and averages.

    The Lehman Municipal Bond Index measures yield, price and total return for the municipal bond market. The Bond Buyer 20 Bond Index is an index of municipal bond yields based on yields of 20 general obligation bonds maturing in 20 years. The Bond Buyer 40 Bond Index is an index of municipal bond yields of 40 general obligation bonds maturing in 40 years.


Financial Statements
    The Financial Statements of each Fund will be audited at least annually by Tait Weller & Baker, Independent Auditors. The 1996 Annual Report to Shareholders is incorporated by reference to this Statement of Additional Information.

                    STATEMENT OF ADDITIONAL INFORMATION
                             February 1, 1997


                       LEAHI TAX-FREE INCOME TRUST

                       210 Ward Avenue, Suite 129
                         Honolulu, Hawaii 96814
                             (808) 522-7777

       Leahi Tax-Free Income Trust (the "Fund") is a mutual fund whose investment objective is providing investors with the maximum level of income exempt from federal and Hawaii income taxes, consistent with preservation of capital. The Fund seeks to achieve its objective by investing primarily in obligations which pay interest exempt from federal and Hawaii income taxes. The Fund is a series of Leahi Investment Trust, a Massachusetts business trust.

       A prospectus for the Fund, dated February 1, 1997, provides the basic information you should know before purchasing shares of the Fund and may be obtained without charge from the Fund at the address stated above. This Statement of Additional Information is not a prospectus. It contains information in addition to and more detailed than the information set forth in the Fund's Prospectus. It is intended to provide you with additional information regarding the activities and operations of the Fund, and should be read in conjunction with the Prospectus.


                             TABLE OF CONTENTS



The Trust. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . B2
Investment objective and Policies. . . . . . . . . . . . . . . . . . . . B2
Investment Restrictions. . . . . . . . . . . . . . . . . . . . . . . . . B6
Distributions and Tax Information. . . . . . . . . . . . . . . . . . . . B8
Trustees and officers. . . . . . . . . . . . . . . . . . . . . . . . . .B12
Management of the Fund . . . . . . . . . . . . . . . . . . . . . . . . .B13
Execution of Portfolio Transactions. . . . . . . . . . . . . . . . . . .B14
Additional Purchase and Redemption Information . . . . . . . . . . . . .B14
Determination of Share Price . . . . . . . . . . . . . . . . . . . . . .B15
Promotion and Marketing of Fund Shares . . . . . . . . . . . . . . . . .B15
General Information. . . . . . . . . . . . . . . . . . . . . . . . . . .B18
Financial Statements . . . . . . . . . . . . . . . . . . . . . . . . . .B19
Appendix Description of Municipal Securities Ratings . . . . . . . . . .B20



                                 THE TRUST


       The Leahi Investment Trust (the "Trust") is an open-end, non-diversified management investment company organized on July 23, 1987 as a Massachusetts business trust. The Trust currently issues shares of beneficial interest, $ .01 par value per share, in one series, the Leahi Tax-Free Income Trust.


                     INVESTMENT OBJECTIVE AND POLICIES

       The following discussion supplements the discussion of the Fund's investment objective and policies as set forth in the Prospectus. There can be no assurance, however, that the objective of the Fund will be attained.


                           MUNICIPAL SECURITIES

       The Prospectus describes the general categories and characteristics of municipal securities. Discussed below are the major attributes of the various municipal and other securities in which the Fund may invest.

Municipal Notes:

       Tax anticipation notes are used to finance working capital needs of municipalities and are issued in anticipation of various seasonal tax revenues, to be payable from these specific future taxes. They are usually general obligations of the issuer, secured by the taxing power of the issuer for the payment of principal and interest.

       Revenue anticipation notes are issued in expectation of receipt of other kinds of revenue, such as federal revenues available under the Federal Revenue Sharing Program. They also are usually general obligations of the issuer.

       Bond anticipation notes normally are issued to provide interim financing until long-term financing can be arranged. The long-term bonds then provide the money for the repayment of the notes.

       Construction loan notes are sold to provide construction financing for specific projects. After successful completion and acceptance, many projects receive permanent financing through the Federal Housing Administration under the Federal National Mortgage Association or the Government National Mortgage Association.

       Short-term discount notes (tax-exempt commercial paper) are short-term (365 days or less) promissory notes issued by municipalities to supplement their cash flow.

Municipal Bonds:

       Municipal bonds, which meet longer term capital needs and generally have maturities of more than one year when issued, have two principal classifications: general obligation bonds and revenue bonds.

       General obligation bonds are issued by states, counties, cities, towns, and regional districts. The proceeds of these obligations are used to fund a wide range of public projects, including construction or improvement of schools, highways and roads, and water and sewer systems. The basic security behind general obligation bonds is the issuer's pledge of its full faith, credit and taxing power for the payment of principal and interest. The taxes that can be levied for the payment of debt service may be limited or unlimited as to the rate or amount of special assessments.

       Revenue bonds are not secured by the full faith, credit and taxing power of their issuer. Rather, the principal security for revenue bonds is generally the net revenue derived from a particular facility, group of facilities, or, in some cases, the proceeds of a special excise or other specific revenue source. Revenue bonds are issued to finance a wide variety of capital projects including: electric, gas, water and sewer systems; highways, bridges, and tunnels; port and airport facilities; colleges, universities and hospitals. Although the principal security behind these bonds may vary, many provide additional security in the form of a debt service reserve fund whose money may be used to make principal and interest payments on the issuer's obligations. Housing finance authorities have a wide range of security,
including  partially or fully insured mortgages,   rent subsidized and/or
collateralized mortgages, and/or the net revenues from housing or other public projects. Some authorities are provided further security in the form of a state's assurance (although without obligation) to make up deficiencies in the debt service reserve fund.

       Industrial development bonds are in most cases revenue bonds and are issued by or on behalf of public authorities to raise money to finance various privately-operated facilities for business, manufacturing, housing, sports, and pollution control. These bonds are also used to finance public facilities such as airports, mass transit systems, ports, and parking. The payment of the principal and interest on such bonds depends solely on the ability of the facility's user to meet its financial obligations and the pledge, if any, of the real and personal property so financed as security for such payment. The Fund will not purchase industrial development bonds to the extent that the interest paid by particular bonds is not excluded from gross income for federal income tax purposes pursuant to the Tax Reform Act of 1986.

       There may, of course, be other types of municipal securities that become available which are similar to the foregoing described municipal securities in which the Fund may invest.

Other Municipal Securities:

       Variable or floating rate demand notes ("VRDN's") are tax-exempt obligations which contain a floating or variable interest rate adjustment formula and an unconditional right of demand to receive payment of the unpaid principal balance plus accrued interest upon a short notice period prior to specified dates, either from the issuer or by drawing on a bank letter of credit, a guarantee or insurance issued with respect to such instrument. The interest rates are adjustable, at intervals ranging from daily to up to six months, to some prevailing market rate for similar investments, such adjustment formula being calculated to maintain the market value of the VRDN at approximately the par value of the VRDN upon the adjustment date. The adjustments are typically based upon the prime rate of a bank or some other appropriate interest rate adjustment index.

       The Fund will decide which variable or floating rate demand instruments it will purchase in accordance with procedures prescribed by the Trust's Board of Trustees to minimize credit risks. Any VRDN must be of high quality as determined by the Board of Trustees, with respect to both its long-term and short-term aspects, except that where credit support for the instrument is provided even in the event of default on the underlying security, the Fund may rely only on the high quality character of the short-term aspect of the demand instrument, i.e., the demand feature. A VRDN which is unrated must have high quality characteristics similar to those rated in accordance with policies and guidelines determined by the Trust's Board of Trustees. If the quality of any VRDN falls below the high quality level required by the Board of Trustees, the Fund must dispose of the instrument within a reasonable period of time by exercising the demand feature or by selling the VRDN in the secondary market, whichever is believed by the Investment Manager to be in the best interests of the Fund and its shareholders.

       The Fund may also invest in VRDN's in the form of participation interests ("Participating VRDN's") in variable or floating rate tax-exempt obligations held by a financial institution, typically a commercial bank ("institution"). Participating VRDN's provide the Fund with a specified undivided interest (up to 100%) of the underlying obligation and the right to demand payment of the unpaid principal balance plus accrued interest on the Participating VRDN's from the institution upon a specified number of days' notice. In addition, the Participating VRDN is backed by an irrevocable letter of credit or guarantee of the institution. The Fund has an undivided interest in the underlying obligation and thus participates on the same basis as the institution which typically retains fees out of the interest paid on the obligation for servicing the obligation, providing the letter of credit and issuing the repurchase commitment.

       The Fund may purchase from banks, brokers or dealers, or other financial institutions, specified municipal securities with puts. A "put" is a right to sell a defined underlying security within a specified period of time and at a specified exercise price, which may be sold only with the underlying security.
 A "standby commitment" is a put that entitles the holder to achieve same-day settlement and to receive an exercise price equal to the amortized cost of the underlying security plus accrued interest, if any, at the time of exercise.

       There are diversification requirements with respect to puts which may be acquired by the Fund, to insure that the Fund's liquidity will not be impaired by relying too heavily upon the same institution or a group of institutions. For purposes of the diversification requirements, a put will be considered to be from the institution to which the Fund must look for payment of the exercise price. In the case of a standby commitment, the put would be from the institution that has agreed to repurchase the underlying security, while in the case of a demand feature, the put would be from the party that has provided a letter of credit or other credit facility to insure payment of the exercise price. The diversification limitations discussed in the Prospectus are applied to the securities subject to puts from the same institution and not to the puts themselves.

       A standby commitment may not be used to affect the Fund's valuation of the municipal security underlying the commitment. Any consideration paid by the Fund for the standby commitment, whether paid in cash or by paying a premium for the underlying security, which increases the cost of the security and reduces the yield otherwise available from the same security, will be accounted for by the Fund as unrealized depreciation until the standby commitment is exercised or expires.

       Management understands that the Internal Revenue Service (the "Service") has issued a revenue ruling to the effect that, under specified circumstances, a registered investment company will be the owner of tax-exempt municipal obligations acquired subject to a put option. The Service has also issued private letter rulings to certain taxpayers (which do not serve as precedent for other taxpayers) to the effect that tax-exempt interest received by a regulated investment company with respect to such obligations will be tax-exempt in the hands of the company and may be distributed to its shareholders as exempt-interest dividends. The Service has subsequently announced that it will not ordinarily issue advance ruling letters as to the identity of the true owner of property in cases involving the sale of securities or participation interests therein if the purchaser has the right to cause the security, or the participation interest therein, to be purchased by either the seller or a third party. The Fund intends to take the position that it is the owner of any municipal obligations acquired subject to a standby commitment or other put and that tax-exempt interest earned with respect to such municipal obligations will be tax-exempt in its hands.
There is no assurance that standby commitments will be available to the Fund nor has the Fund assumed that such commitments would continue to be available under all market conditions.

       The Fund may also purchase escrow secured bonds, which are created when an issuer refunds in advance of maturity (or pre-refunds) an outstanding bond issue which is not immediately callable and it becomes necessary or desirable to set aside funds for redemption of the bonds at a future date.
In an advance refunding the issuer will use the proceeds of a new bond issue to purchase high grade interest-bearing debt securities which are then deposited in an irrevocable escrow account held by a trustee bank to secure all future payments of principal and interest of the advance refunded bond. Escrow secured bonds will often receive a triple A rating from the major rating services.

       U.S. Government obligations which may be owned by the Fund are issued by the U.S. Treasury and include bills, certificates of indebtedness, notes and bonds, or are issued by agencies and instrumentalities of the U.S. Government and backed by the full faith and credit of the U.S. Government.

       Certificates of deposit are short-term obligations of commercial banks. Commercial paper are promissory notes issued by municipalities or corporations in order to finance their short-term credit needs.

REPURCHASE AGREEMENTS

       The Fund may invest its assets in eligible U.S. Government securities and concurrently enter into repurchase agreements with respect to such securities. Under such agreements, the seller of the securities agrees to repurchase such securities at a mutually agreed upon time and price. The repurchase price may be higher than the purchase price, the difference being income to the Fund, or the purchase and repurchase prices may be the same, with interest at a stated rate due to the Fund together with the repurchase price upon repurchase. In either case, the income to the Fund is unrelated to the interest rate on the U.S. Government securities. such repurchase agreements will be made only with member banks of the federal reserve system and primary government securities dealers whose creditworthiness has been evaluated as satisfactory by the Investment Manager in accordance with guidelines adopted by the Trust's Board of Trustees. The Fund will not generally enter into repurchase agreements with more than seven days to maturity if, as a result, more than 5% of the value of the Fund's total assets would be invested in such repurchase agreements.

       For purposes of the Investment Company Act of 1940 (the "1940 Act"), a repurchase agreement is deemed to be a loan from the Fund to the seller of the U.S. Government securities subject to the repurchase agreement. It is not clear whether a court would consider the U.S. Government securities acquired by the Fund subject to a repurchase agreement as being owned by the Fund or as being collateral for a loan by the Fund to the seller. In the event of the commencement of bankruptcy or insolvency proceedings with respect to the seller of the U.S. Government securities before its repurchase under a repurchase agreement, the Fund may encounter delays and incur costs before being able to sell the securities. Delays may involve loss of interest or a decline in price of the U.S. Government securities.
If a court characterizes the transaction as a loan and the Fund has not perfected a security interest in the U.S. Government securities, the Fund may be required to return the securities to the seller's estate and be treated as an unsecured creditor of the seller. As an unsecured creditor, the Fund would be at the risk of losing some or all of the principal and income involved in the transaction. As with any unsecured debt instrument purchased for the Fund, the Investment Manager seeks to minimize the risk of loss through repurchase agreements by analyzing the creditworthiness of the obligor, in this case the seller of the U.S. Government securities.

       Apart from the risk of bankruptcy or insolvency proceedings, there is also the risk that the seller may fail to repurchase the securities. However, the Fund will always receive as collateral for any repurchase agreement securities, the market value of which is equal to at least 100% of the amount invested by the Fund plus accrued interest, and the Fund will make payment against such securities only upon account of its Custodian. If the market value of the U.S. Government securities subject to the repurchase agreement becomes less than the repurchase price (including interest), the Fund will direct the seller of the U.S. Government securities to deliver additional securities so that the market value of all securities subject to the repurchase agreement will equal or exceed the repurchase price plus accrued interest. It is possible that the Fund will be unsuccessful in seeking to impose on the seller a contractual obligation to deliver additional securities.

INVESTMENT RESTRICTIONS

       The following policies and investment restrictions have been adopted by the Fund and (unless otherwise noted) are fundamental and cannot be changed without the affirmative vote of a majority of the Fund's outstanding voting securities as defined in the 1940 Act. The Fund may not:

1. As of the last day of each fiscal quarter, have more than 25% of its total assets invested in the securities of any one issuer (other than the U.S. Government and its agencies and instrumentalities), or, with respect to at least 50% of the Fund's total assets, (a) have more than 5% of the total assets of the Fund invested in any one such issuer or (b) own more than 10% of the outstanding voting securities or any one issuer.

2. Make loans to others, except (a) through the purchase of debt securities in accordance with its investment objective and policies, and (b) to the extent the entry into a repurchase agreement is deemed to be a loan.

3.  (a)     Borrow money, except temporarily for extraordinary or emergency purposes from a bank and then not in excess of 25% of its total net assets (at the lower of cost or fair market value). Any such borrowing will be made only if immediately thereafter there is an asset coverage of at least 300% of all borrowings, and no additional investments may be made while any such borrowings are in excess of 5% of total assets.

    (b) Mortgage, pledge or hypothecate any of its assets except in connection with any such borrowings.

4. Purchase securities on margin, sell securities short, participate on a joint or joint and several basis in any securities trading account, or underwrite securities except insofar as the Fund may be technically deemed an underwriter under the federal securities laws in connection with the disposition of portfolio securities. (This restriction does not preclude the Fund from obtaining such short-term credit as may be necessary for the clearance of purchases and sales of its portfolio securities.)

5. Buy or sell interests in oil, gas or mineral exploration or development programs, or real estate, provided that this limitation shall not prohibit the purchase of municipal and other debt securities secured by real estate or interests therein.

6. Purchase or hold securities of any issuer, if, at the time of purchase or thereafter, any of the Trustees or officers of the Trust or the Fund's Investment Manager owns beneficially more than 1/2 of 1%, and all such Trustees or officers holding more than 1/2 of 1% together own beneficially more than 5%, of the issuer's securities.

7. Purchase or sell common stocks, preferred stocks, warrants or other equity securities, commodities or commodity contracts, or futures contracts, or invest in put, call, straddle or spread options, except that the Fund may purchase, hold and dispose of "obligations with puts attached" in accordance with its investment policies.

8. Invest in securities of other investment companies (except as they may be acquired as part of a merger, consolidation or acquisition of assets) which would result in the Fund (i) owning more than 3% of the total outstanding voting stock of another registered investment company;
(ii) investing more than 5% of its total assets in the securities of a single registered investment company; or (iii) investing more than 10% of its total assets in the securities (other than treasury stock) of registered investment companies. (This is an operating policy which may be changed upon notice to shareholders.)

9. Invest, in the aggregate, more than 10% of its assets in securities with legal or contractual restrictions on resale, securities which are not readily marketable, and repurchase agreements with more than seven days to maturity.

10. Invest in any issuer for the purposes of exercising control or management.

11. Issue senior securities, as identified in the 1940 Act, except that this restriction shall not be deemed to prohibit the Fund from (a) making any permitted borrowings, mortgages or pledges, or (b) entering into repurchase transactions.

       If a percentage restriction is adhered to at the time of investment, a subsequent increase or decrease in the percentage resulting from a change in values or assets will not constitute a violation of that restriction.


                     DISTRIBUTIONS AND TAX INFORMATION

DISTRIBUTIONS:

       The Fund declares dividends from net investment income daily and pays such dividends on a monthly basis as stated in its Prospectus. The Fund's policy is to declare as dividends 100% of its net investment income during each calendar year. The Fund will also declare a distribution of net realized long-term and undistributed short-term capital gains, if any, shortly after the Fund's fiscal year-end, although an additional distribution may be made in December if necessary to avoid federal excise tax.

TAX INFORMATION:

Federal Taxation

       The Fund has elected to be treated as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code") and qualified as such for its fiscal year ended September 30, 1996. It intends to continue to so qualify, which requires compliance with certain requirements regarding the source of its income, diversification of its assets, and timing of its distributions. The Fund's policy is to distribute to its shareholders all of its investment company taxable income, its net tax-exempt income, and any net realized capital gains for each fiscal year in a manner which complies with the distribution requirements of the Code, so that the Fund will not be subject to any Federal income or excise taxes.


       A regulated investment company qualifying under Subchapter M of the Code is required to distribute to its shareholders at least 90% of its tax-exempt net investment income and at least 90% of its taxable net investment income (including net short-term capital gains), if any, and is not subject to federal income tax to the extent that it distributes annual taxable net investment income and net realized capital gains in the manner required under the Code.

       The Fund will be subject to a 4% nondeductible annual excise tax on amounts required to be but not distributed under a prescribed formula. The formula requires payment to shareholders during a calendar year of distributions representing at least 98% of the Fund's ordinary income for the calendar year (including investment company income and net capital gains, and excluding gains and losses from the sale or exchange of capital assets and the dividends-paid deductions) and at least 98% of the excess of its capital gains over capital losses realized during the one-year period ending October 31 during such year.

       Subchapter M of the Code permits the character of tax-exempt dividends distributed by a regulated investment company to flow through as tax-exempt interest to its shareholders, provided that at least 50% of the value of its assets at the end of each quarter of its taxable year is invested in state, municipal and other obligations, the interest on which is exempt under Section 103(a) of the Code. The Fund intends to satisfy this 50% requirement in order to permit its distributions of tax-exempt interest to be treated as such for federal income tax purposes in the hands of the shareholders. Distributions to shareholders of tax-exempt interest earned by the Fund for the taxable year are therefore not subject to federal income tax, although they may be subject to the individual or corporate alternative minimum taxes described below. A portion of original issue discount relating to stripped municipal bonds and their coupons may be treated as taxable income under certain circumstances.

       Distributions of net investment company income, including the excess of net short-term capital gains over net long-term capital losses, are taxable to shareholders as ordinary income. Distributions of the excess of net long-term capital gain over net short-term capital loss are taxable to shareholders as long-term capital gain, regardless of the length of time the shares of the Fund have been held by such shareholders. Such distributions are not eligible for the dividends received deduction. Any loss realized upon the redemption of shares within six months from the date of their purchase will be disallowed to the extent of tax-exempt dividends received during such period or will be treated as a long-term capital loss to the extent of any amounts treated as distributions of long-term capital gain during such six-month period.

       If any net realized long-term capital gains in excess of net realized short-term capital losses are retained by the Fund for reinvestment, requiring federal income taxes to be paid thereon by the Fund, the Fund will elect to treat such capital gains as having been distributed to shareholders. As a result, shareholders will report such capital gains as long-term capital gains, and will be able to claim their share of federal income taxes paid by the Fund on such gains as a credit against their own federal income tax liability, and will be entitled to increase the adjusted tax basis of their Fund shares by the difference between their pro rata share of such gains and their tax credit.

       Distributions of any net investment company taxable income and net realized capital gains will be taxable as described above, whether received in shares or in cash. Shareholders electing to receive distributions in the form of additional shares will have a cost basis for federal income tax purpose in each share so received equal to the net asset value of a share on the reinvestment date.

       All distributions of taxable and tax-exempt income and net realized capital gain, whether received in shares or in cash, must be reported by shareholders on their federal income tax returns.

       Interest on indebtedness incurred by shareholders to purchase or carry shares of the Fund will not be deductible for federal income tax purposes. Under rules used by the Internal Revenue Service to determine when borrowed funds are used for the purpose of purchasing or carrying particular assets, the purchase of shares may be considered to have been made with borrowed funds even though the borrowed funds are not directly traceable to the purchase of shares.

       Under the federal income tax law, the Fund will be required to report to the Internal Revenue Service all distributions of taxable income and capital gains as well as gross proceeds from the redemption or exchange of Fund shares, except in the case of exempt shareholders, which include most corporations. Pursuant to the backup withholding provisions of Section 3406 of the Code, distributions of any taxable income and capital gains and proceeds from the redemption of Fund shares may be subject to withholding of federal income tax at the rate of 31% in the case of nonexempt shareholders who fail to furnish the Fund with their taxpayer identification numbers and with required certifications regarding their status under the federal income tax law or if the Fund is notified by the Internal Revenue Service or a broker that the number furnished by the shareholder is incorrect or that the shareholder is subject to withholding due to a failure to report all interest and dividend income. Under a special exception, distributions made by the Fund will not be subject to backup withholding if the Fund reasonably estimates that at least 95% of all such distributions will consist of tax-exempt dividends. If the withholding provisions are applicable, any such distributions and proceeds, whether taken in cash or reinvested in additional shares, will be reduced by the amounts required to be withheld. Corporate shareholders should certify their exempt status in order to avoid possible erroneous application of backup withholding.

       Up to 85% of an individual's social security or tier I railroad retirement benefits may be included in federal taxable income for benefit recipients whose adjusted gross income (including income from tax-exempt sources such as tax-exempt bonds and the Fund) plus 50% of their benefits exceeds certain base amounts. Income from the Fund is still tax-exempt to the extent described in the Prospectus; it is only included in the calculation of whether a recipient's income exceeds certain established amounts.

       Section 147(a) of the Code prohibits exemption from taxation of interest on certain governmental obligations to persons who are "substantial users" (or persons related thereto) of facilities financed by such obligations. The Fund has not undertaken any investigation as the users of the facilities financed by tax-exempt bonds in its portfolio.

       Federal tax legislation enacted in 1986 included several provisions that may affect the supply of, and the demand for, tax-exempt bonds, as well as the tax-exempt nature of interest paid thereon. For example:

    (i) Interest on certain private activity bonds issued after August 15, 1986 (or, in certain cases, on or after September 1, 1986) is generally not exempt from regular tax, although it might have been exempt under prior law. These include bonds the proceeds of which are used to finance sports facilities, convention facilities, industrial parks, and nuclear waste disposal facilities;

    (ii) Interest on all private activity bonds issued on or after August 8, 1986 (or, in certain cases, September 1, 1986) other than qualified Section 501(c)(3) bonds or refundings of bonds originally issued before such dates is subject to the individual or corporate alternative minimum tax;

    (iii) Interest on all tax-exempt bonds, regardless of when issued, constitutes a tax preference item subject to the corporate alternative minimum tax because 50% of the difference between pre-tax adjusted book income and alternative minimum taxable income or 75% of the difference between adjusted current earnings and alternative minimum taxable income is subject to the corporate alternative minimum tax; and

    (iv) Due to the substantial number and range of requirements to be satisfied by tax-exempt bonds in the future, the risk of retroactive revocation of the tax-exempt status of bonds due to acts or omissions on the part of issuers or conduit borrowers after the date of issuance will in general be greater than under prior law but will vary for different types of bonds.

       The foregoing discussion of U.S. federal income tax law relates solely to the application of that law to U.S. persons, i.e., U.S. citizens and residents and U.S. domestic corporations, partnerships, trusts and estates. Each shareholder who is not a U.S. person should consider the U.S. and foreign tax consequences of ownership of shares of the Fund, including the possibility that such a shareholder may be subject to a U.S. withholding tax at a rate of 30% (or at a lower rate under an applicable income tax treaty) on amounts constituting ordinary income received by such persons.

State Taxation

       The Hawaii Department of Taxation, in an opinion letter issued to the Fund, has indicated that income received by the Fund, as a regulated investment company under the Code, and distributed to shareholders who are subject to Hawaii income taxation in compliance with the Code, will be treated for Hawaii income tax purposes in the same manner as though it were received by the shareholders directly from the issuer. The Hawaii income tax treatment of dividends and distributions of the Fund will, therefore, depend on the source of such dividends.

       Hawaii income tax law provides that interest paid with respect to obligations issued by the State of Hawaii, including any political subdivision, agency or instrumentality thereof, shall be treated by Hawaiian recipients thereof as items of interest excludable from income for Hawaii income tax purposes. Hawaii also does not tax interest where prohibited by federal law, as is the case with interest derived from obligations of U.S. possessions, including Puerto Rico, Guam, and the Virgin Islands.

       Therefore, investment income of the Fund derived from Hawaii obligations and obligations of the U.S. Government and certain of its possessions, when distributed to individuals, estates, trusts and corporations subject to Hawaii income taxation, will not be required to be included in the personal or corporate Hawaii income tax of such shareholders. Dividends derived from other sources and capital gains distributions will be taxable to Hawaii shareholders under the Hawaii income tax law.

General

       Each distribution by the Fund is accompanied by a brief explanation of the form and character of the distribution. In January of each year the Fund will issue to each shareholder a statement of the federal income tax status of all distributions, including a statement of the percentage of the prior calendar year's distributions which the Fund has designated as tax exempt, and the percentage of such tax-exempt distributions treated as a tax-preference item for purposes of the alternative minimum tax.

       Shareholders should consult their tax advisers about the application of the provisions of tax law described in this Statement of Additional Information in light of their particular tax situations.

                           TRUSTEES AND OFFICERS

       The Trustees of the Trust serve for an indefinite term. The Trustees are responsible for the overall management of the Fund, including general supervision and review of its investment activities. The Trustees, in turn, elect the officers of the Trust, who are responsible for administering the day-to-day operations of the Trust and the Fund. The addresses of the current Trustees and executive officers are set forth below.

Ernest W. Albrecht - 1010 Wilder Avenue #802, Honolulu, Hawaii  96822.

Gail A. Chew - 50 Bates Street #G, Honolulu, Hawaii  96817.

Ronald E. Kent* - 210 Ward Avenue, Suite 129, Honolulu, Hawaii  96814.

Karen T. Nakamura - 3160 Waialae Avenue, Honolulu, Hawaii  96816.

Dianne J. Qualtrough* - 210 Ward Avenue, Suite 129, Honolulu, Hawaii  96814.

Kim F. Scoggins - 220 South King Street, Suite 1806, Honolulu, Hawaii  96813

David Walker - 4611 Kilauea Avenue, Honolulu, Hawaii  96816.
__________
*   Mr. Kent and Ms. Qualtrough are "interested persons" of the Trust.

    The Trustees of the Fund who are not affiliated with the Fund's Investment Manager receive $100.00 for each meeting attended. The officers of the Fund receive no compensation directly from the Fund for performing the duties of their offices.


    As of November 30, 1996, the Trustees and officers of the Trust as a group owned less than 1% of the outstanding shares of the Fund.



                          MANAGEMENT OF THE FUND

    The following information supplements, and should be read in con unction with, the section in the Fund's prospectus entitled "Management of the Fund".

Investment Manager

    The Investment Manager serves as the Fund's Investment Manager pursuant to an Investment Management Agreement with the Fund which was first approved by the Board of Trustees, including those Trustees who are not "interested persons" (as defined in the 1940 Act) of the Trust or the Investment Manager (the "Independent Trustees"), on October 29, 1992, and by a majority of the Fund's outstanding shares at a special meeting of shareholders held on January 7, 1993. The Investment Management Agreement continues in effect if approved annually by (i) the Board of Trustees of the Trust, or (ii) the vote of a majority of the Fund's outstanding voting securities (as defined in the 1940 Act), provided that in either event the continuance also is approved by a majority of the Independent Trustees, cast in person at a meeting called for the purpose of voting on such approval. The Investment Management Agreement was last approved by the Board of Trustees of the Trust, including a majority of the Independent Trustees, on October 31, 1996. The Investment Management Agreement is terminable without penalty on 60 days' written notice, by the Board of Trustees of the Trust, by vote of the holders of a majority of the Fund's shares, or by the Investment Manager.
The Investment Management Agreement will terminate automatically in the event of its assignment (as defined in the 1940 Act).

    The Investment Management Agreement provides that the Investment Manager will not be liable to the Trust or any shareholder for any act or omission in connection with its services to the Trust, in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations or duties under the Agreement.

    The Investment Manager, Leahi Management Company, Inc., is a Hawaii corporation. Ronald E. Kent is the principal shareholder and President of the Investment Manager. Dianne J. Qualtrough is the Vice President of the Investment Manager and Portfolio Manager of the Fund.

    The use of the name "Leahi" by the Trust and the Fund is pursuant to a license granted by the Investment Manager, and in the event the Investment Management Agreement with the Fund is terminated, the Investment Manager has reserved the right to require the Trust to amend its Declaration of Trust to remove the reference to the name "Leahi" and to cease using such name in the name of the Fund.

    For the fiscal year ended September 30, 1994, the Investment Manager was paid $219,675, no part of which was waived. Total expenses paid by the Fund for the fiscal year ended September 30, 1994, amounted to 0.85% of average net assets. For the fiscal year ended September 30, 1995, the Investment Manager was paid $214,800, no part of which was waived. Total expenses paid by the Fund for the fiscal year ended September 30, 1995, amounted to .83% of average net assets. For the fiscal year ended September 30, 1996, the Investment Manager was paid $233,778, no part of which was waived. Total expenses paid by the Fund for the fiscal year ended September 30, 1996, amounted to .85% of average net assets.


                    EXECUTION OF PORTFOLIO TRANSACTIONS

    Under the Investment Management Agreement, the selection of brokers and dealers to execute transactions is made by the Investment Manager in accordance with criteria set forth in the Investment Management Agreement and any directions which the Trustees may give. Since most purchases made by the Fund are principal transactions at net prices, the Fund incurs little or no brokerage commissions. The Fund will not purchase securities on a principal basis from any broker-dealer which is affiliated with the Fund or the Investment Manager.

    The Fund deals directly with the selling or purchasing principal or market maker without incurring charges for the services of a broker on its behalf unless it is determined that a better price or execution may be obtained by utilizing the services of a broker. Purchases from dealers include a spread between the bid and asked price and purchases of portfolio securities from underwriters include a commission or concession paid by the issuer to the underwriter. The Fund seeks to obtain prompt execution of orders at the most favorable net price. Transactions may be directed to dealers for services rendered by such dealers in the execution of orders or in return for the Investment Manager's receipt of special research and statistical information which the Investment Manager may lawfully and appropriately use in its investment advisory capacities. It is not possible to place a dollar value on the special executions or on the research services received by the Investment Manager from dealers effecting transactions in portfolio securities. The allocation of transactions in order to obtain additional research services permits the Investment Manager to supplement its own research and analysis activities and to obtain the views and information of individuals and research staffs of other securities firms. Provided that the best execution is obtained, sales of Fund shares may also be considered as a factor in the selection of broker-dealers to execute the Fund's portfolio transactions. For the fiscal years ended 1994, 1995 and 1996 the Fund paid no brokerage commissions.

    If purchases or sales of securities of the Fund and one or more other investment companies or clients supervised by the Investment Manager (or any of its affiliates) are considered at or about the same time, transactions in such securities will be allocated among the several investment companies and clients in a manner deemed equitable to all by the Investment Manager, taking into account the respective sizes of the entities and the amount of securities to be purchased or sold. It is possible that in some cases this procedure could have a detrimental effect on the price or volume of the security so far as the Fund is concerned. In other cases, however, it is possible that the ability to participate in volume transactions and to negotiate lower commissions will be beneficial to the Fund.


              ADDITIONAL PURCHASE AND REDEMPTION INFORMATION

    The Trust reserves the right in its sole discretion (i) to suspend the continued offering of the Fund's shares, (ii) to reject purchase orders in whole or in part when, in the judgment of the Investment Manager, such rejection is in the best interest of the Fund, and (iii) to reduce or waive the minimum for initial and subsequent investments for certain fiduciary accounts or under circumstances where certain economics can be achieved in sales of the Fund's shares.

    Payments to shareholders for shares of the Fund redeemed directly from the Fund will be made as Promptly as possible but no later than seven days after receipt by the Fund's Transfer Agent of the written request in proper form, with the appropriate documentation as stated in the Prospectus, except that the Fund may suspend the right of redemption or postpone the date of payment during any period when (a) trading on the New York Stock Exchange is restricted as determined by the securities and Exchange Commission
("SEC") or such Exchange is closed for other than weekends and holidays;
(b) an emergency exists as determined by the SEC making disposal of portfolio securities or valuation of net assets of the Fund not reasonably practicable; or (c) for such other period as the SEC may permit for the protection of the Fund's shareholders. At various times, the Fund may be requested to redeem its shares for which it has not yet received good payment. In this circumstance, the Fund may delay the mailing of redemption checks until the payment has been collected for the purchase of such shares.

    The Fund intends to pay cash (U.S. dollars) for all shares redeemed, but under abnormal conditions which make payment in cash unwise, the Fund may make payment wholly or partly in securities with a current market value equal to the redemption price. In such case an investor may incur brokerage costs in converting such securities to cash. The Fund has elected to be governed by the provisions of Rule 18f-1 under the 1940 Act, which contains a formula for determining the redemption amounts that must be paid in cash.

    The value of shares on redemption may be more or less than the investor's cost, depending upon the market value of the Fund's portfolio securities at the time of redemption.


                       DETERMINATION OF SHARE PRICE

    As noted in the Prospectus, the net asset value and offering price of shares of the Fund will be determined once daily as of the close of trading on the New York Stock Exchange, on each day such Exchange is open for trading. It is expected that the Exchange will be closed on Saturdays and Sundays and on New Year's Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day . The Fund does not expect to determine the net asset value of its shares on any day when the Exchange is not open for trading even if there is sufficient trading in its portfolio securities on such days to materially affect the net asset value per share.

    The net asset value per share of the Fund is calculated as follows: all liabilities incurred or accrued are deducted from the valuation of total assets (as described in the Prospectus); the resulting net assets are divided by the number of shares of the Fund outstanding at the time of the calculation and the result (adjusted to the nearest cent) is the net asset value per share.


                  PROMOTION AND MARKETING OF FUND SHARES

    The Fund has adopted a plan (the "Plan"), pursuant to Rule 12b-1 under the 1940 Act, whereby it may reimburse the Investment Manager each month up to a maximum of 0.25% per annum of its average daily net assets for actual expenses incurred in the promotion and marketing of the Fund's shares. The basic terms of the Plan are set forth in the Prospectus.

    The Board of Trustees has determined that a continuous cash flow resulting from the sale of new shares is necessary and appropriate to enable the Fund to meet redemptions and to take advantage of buying opportunities without having to make unwarranted liquidations of portfolio securities. Because the Fund imposes no sales charge, the Board of Trustees determined that it would benefit the Fund to have additional monies available for the promotion and marketing activities undertaken on behalf of the Fund by the Investment
Manager in connection with the continuous sale of the Fund's shares.  The
Board of Trustees, including the Trustees who are not interested persons as defined in the 1940 Act, concluded that in the exercise of their reasonable business judgment and in light of their fiduciary duties, there is a reasonable likelihood that the Plan will benefit the Fund and its shareholders.

    The Plan covers not only reimbursements for expenses incurred in the promotion and marketing activities with respect to the Fund's shares, but also payments pursuant to the Investment Management Agreement and Distribution Agreement and any other payments made by the Fund in the ordinary course of its business to the extent such payments, although primarily intended to cover operational and not promotion-related activities, may be deemed primarily intended to result in the sale of the Fund's shares, within the context of Rule 12b-1 under the 1940 Act. The costs and activities, the payment of which is intended to be within the scope of the Plan if deemed to be primarily intended to result in the sale of the Fund's shares may include, but are not limited to, the costs of preparation and mailing of all required reports and notices to shareholders, prospectuses and proxy materials; all fees and expenses relating to the qualification of the Fund and/or its shares under the Securities Act of 1933 and the 1940 Act; all costs in preparation and mailing of confirmations of shares sold or redeemed, reports of share balances, and responding to telephone or mail inquiries of investors or prospective investors; and payments to financial institutions, advisers, or other firms.

    As stated in the Prospectus, the Plan permits the Investment Manager to receive reimbursement each month for actual expenses incurred in connection with the promotion and marketing of the Fund shares and permits the Investment Manager to include as part of such expenses for which is received reimbursement under the Plan a pro rata portion of its overhead expenses attributable to such activities. These overhead expenses include leases, communications, salaries, training, supplies, photocopying and any other category of the Investment Manager's expenses attributable to the promotion and marketing activities undertaken by the Investment Manager with respect to the Fund's shares.

    To the extent promotion and marketing expenses of the Investment Manager covered by the Plan in any one year are not fully reimbursed because they exceed 0.25% per annum of the Fund's average daily net assets, the Plan permits the Investment Manager to carry forward such expenses (without carrying charge) for a maximum of three years. Reimbursement for expenses under the Plan will be made on a "first -in, first-out" basis. To the extent the amount permitted to be paid under the Plan exceeds the Investment Manager's reimbursable expenses (including those carried forward from prior years), the amount receivable by the Investment Manager under the Plan will be reduced for that year so as not to exceed the level of Investment Manager's actual expenses.

    The Plan was last renewed for the an additional year on October 31, 1996, and must be renewed annually by the Board of Trustees, including a majority of the Independent Trustees, cast in person at a meeting called for that purpose. It is also required that the selection and nomination of such Trustees who are not interested persons (should any election be necessary) be made by the current Trustees who are not interested persons. The Plan and any marketing or service agreement entered into pursuant to the Plan may be terminated at any time, without any penalty, on 60 days' written notice, by such Trustees, by the Investment Manager, or by vote of a majority of the Fund's outstanding shares (as defined in the 1940 Act). Any dealer or other firm which enters into a marketing or service agreement pursuant to the Plan may also terminate such marketing or services agreement at any time upon written notice to the other party. The Plan will terminate automatically upon termination of the Investment Management Agreement.

    The Plan and any related marketing or service agreement may not be amended to increase materially the amount spent for promotion and marketing without approval by a majority of the Fund's outstanding shares, and all such material amendments to the Plan or any related marketing or service agreement also must be approved by the Trustees who are not interested persons, cast in person at a meeting called for the purpose of voting on any such amendment.

    The Investment Manager is required to report in writing to the Trustees at least quarterly on the amounts and purpose of any payment made under the Plan and any related marketing or service agreement, as well as to furnish the Trustees with such other information as may reasonably be requested in order to enable the Trustees to make an informed determination of whether the Plan should be continued.

    For the fiscal year ended September 30, 1996, the expenses incurred by the Investment Manager which were reimbursable by the Fund pursuant to the Plan were:


Advertising                        $    2,250
Distribution                            6,070
Printing                                  416
Promotion and Marketing                   560

                    Total          $    9,296

          Reimbursements of $10,791 and $17,617 were made by the Fund to the Investment Manager for 1993 and 1994 carry forwards stated under the Plan. The Investment Manager carried forward $15,800 from the 1995 fiscal year, as permitted under the Plan.

Distribution Agreement

          The Fund has entered into a Distribution Agreement with Linsco/ Private Ledger Corp. (the "Distributor") which provides that the Distributor is the principal distributor of the shares of the Fund. The Agreement is renewable annually by the Trust's Board of Trustees or by vote of a majority of the Fund's outstanding shares, and in either event by vote of a majority of the Trustees who are not interested persons of the Distributor or the Trust. The Agreement may be terminated on 60 days' notice by either party, and is automatically terminated upon assignment.

          The Distributor is responsible for certain of the expenses of distribution of the Fund's shares, including advertising expenses, costs of printing sales material and prospectuses used to offer shares to the public, and expenses of preparing and printing amendments to the Trust's registration statement necessitated solely by the activities of the Distributor. These expenses may be paid or reimbursed by the Investment Manager, and are included in the expenses eligible for reimbursement by the Fund under the Plan.

          The branch office of the Distributor located in Honolulu, Hawaii will be the office primarily responsible for the sale of Fund shares.

          The Distribution Agreement contains provisions with respect to renewal and termination similar to those in the Investment Management Agreement. Pursuant to the Distribution Agreement, the Trust has agreed to indemnify the Distributor to the extent permitted by applicable law against certain liabilities under the Securities Act of 1933.


                            GENERAL INFORMATION

          Investors in the Fund will be informed of the Fund's progress through periodic reports. Financial statements certified by independent public accountants will be submitted to shareholders at least annually.

          The First National Bank of Boston, 150 Royall Street, Canton, Massachusetts 02021, acts as Custodian of the securities and other assets of the Fund. The Custodian does not participate in decisions relating to the purchase and sale of securities by the Fund.

          Tait, Weller & Baker, Two Penn Center, Suite 700, Philadelphia, Pennsylvania 19102, are independent auditors for the Trust.

          Sullivan & Worcester LLP, One Post Office Square, Boston, Massachusetts 02109, are legal counsel to the Trust and the Fund.

          The shareholders of a Massachusetts business trust could, under certain circumstances, be held personally liable as partners for its obligations. However, the Trust's Agreement and Declaration of Trust ("Declaration of Trust") contains an express disclaimer of shareholder liability for acts or obligations of the Trust. The Declaration of Trust also provides for indemnification and reimbursement of expenses out of the Fund's assets for any shareholder held personally liable for obligations of the Fund or Trust. The Declaration of Trust provides that the Trust shall, upon written request, assume the defense of any claim made against any shareholder for any act or obligation of the Fund or Trust and satisfy any judgment thereon. All such rights are limited to the assets of the Fund. The Declaration of Trust further provides that the Trust may maintain appropriate insurance (for example, fidelity bonding and errors and omissions insurance) for the protection of the Trust, its shareholders, trustees, officers, employees and agents to cover possible tort and other liabilities. Furthermore, the activities of the Trust as an investment company as distinguished from an operating company would not likely give rise to liabilities in excess of the Fund's total assets. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which both inadequate insurance exists and the Fund itself is unable to meet its obligations.

          The Declaration of Trust and Bylaws of the Trust further provide that no officer or Trustee of the Trust will be personally liable for any obligations of the Trust, nor will any officer or Trustee be personally liable to the Trust or its shareholders except by reason of his own bad faith, willful misfeasance, gross negligence in the performance of his duties or reckless disregard of his obligations and duties. With these exceptions, the Declaration of Trust provides that an officer or Trustee of the Trust is entitled to be indemnified against all liabilities and expenses incurred by the officer or Trustee in connection with the defense or disposition of any proceeding in which he may be involved or with which he may be threatened by reason of his being or having been an officer or Trustee.

          The Trust is registered with the SEC as a management investment company. Such registration does not involve supervision of the management or policies of the Fund. The Prospectus of the Fund and this Statement of Additional Information omit certain of the information contained in the Registration Statement filed with the SEC. Copies of such information may be obtained from the SEC upon payment of the prescribed fee.

          As of December 30, 1996, no shareholder of record directly or beneficially owned 5% or more of the outstanding shares of the Fund.


                           FINANCIAL STATEMENTS

          The audited financial statements of the Fund set forth in its Annual Report to Shareholders for the year ended September 30, 1996, filed with the Securities and Exchange Commission, are incorporated herein by reference.
Any person not receiving a copy of the Annual Report with this Statement of Additional Information may call or write to the Trust and obtain a free
copy.  Investment Manager carried forward    $15,800 from the 1995 fiscal
year, as permitted under the Plan.


           APPENDIX DESCRIPTION OF MUNICIPAL SECURITIES RATINGS


          The following paragraphs summarize the descriptions for the rating symbols of municipal securities.

                              Municipal Bonds

Moody's Investors Services:

Aaa: Municipal bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge". Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be anticipated are most unlikely to impair the fundamentally strong position of such issues.

Aa: Municipal bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group, they comprise what are generally known as high grade bonds. They are rated lower than Aaa bonds because margins of protection may not be as large or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long term risks appear somewhat larger than in Aaa.

A: Municipal bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

Bbb: Bonds which are rated Bbb are considered as medium grade obligations; i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Conditional Rating: Bonds for which the security depends upon the completion of some act or the fulfillment of some condition are rated conditionally. These are bonds secured by (a) earnings of projects under construction, (b) earnings of projects unseasoned in operations experience, (c) rentals which begin when facilities are completed, or (d) payments to which some other limiting condition attaches. Parenthetical rating denotes probable credit stature upon completion of construction of elimination of basis of condition.

Rating Refinements: Moody's may apply numerical modifiers, 1, 2 and 3 in each generic rating classification from Aa through B in its municipal bond rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and modifier 3 indicates that the issue ranks in the lower end of its generic rating category.


Standard & Pool's Corporation:

AAA: Municipal bonds rated AAA are highest grade obligations. They possess the ultimate degree of protection as to principal and interest. The market they move with interest rates, and hence provide the maximum safety on all counts.

AA: Municipal bonds rated AA also qualify as high grade obligations, and in the majority of instances differ from AAA issues only in small degree. Here, too, prices move with the long-term money market.

A: Municipal bonds rated A are regarded as upper medium grade. They have considerable investment strength but are not entirely free from adverse effects of changes in economic and trade conditions. Interest and principal are regarded as safe. They predominantly reflect money rates in their market behaviors, but also to some extent, economic conditions.

BBB: Bonds rated BBB are regarded as having an adequate capacity to pay principal and interest

     Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay principal and interest for bonds in this category than for bonds in the A category.

Provisional Ratings: The letter "p" indicates that the rating is provisional. A provisional rating assumes the successful completion of the project being financed by the bonds being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful and timely completion of the project. This rating, however, while addressing credit quality subsequent to completion of the project, makes no comment on the likelihood of, or the risk of default upon failure of, such completion.
The investor should exercise his own judgment with respect to such likelihood and risk.

Note: The S&P ratings may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.

Moody's:

          Moody's ratings for state and municipal and other short-term obligations will be designated Moody's Investment Grade ("MIG"). This distinction is in recognition of the differences between short-term credit risk and long-term risk. Factors affecting the liquidity of the borrower are uppermost in importance in short-term borrowing, while various factors of the first importance in long-term borrowing risk are of lesser importance in the short run. Symbols used will be as follows:

MIG1: Notes are of the best quality enjoying strong protection from established cash flows of funds for their servicing of from established and broad-based access to the market for refinancing, or both.

MIG2: Notes are of high quality, with margins of protections ample, although not so large as in the preceding group.

MIG3: Notes are of favorable quality, with all security elements accounted for, but lacking the undeniable strength of the preceding grades. Market access for refinancing, in particular, is likely to be less well established.

MIG4: Notes are of adequate quality, carrying specific risk but having protection and not being distinctly or predominantly speculative.

Standard & Poor's:

          For municipal note issues due in three years or less the ratings below usually will be assigned. Notes maturing beyond three years will most likely receive a bond rating of the type recited above.

SP1: Issues carrying this designation have a very strong or strong capacity to pay principal and interest. Issues determined to possess overwhelming safety characteristics will be given a "plus" (+) designation.

SP2: Issues carrying this designation have a satisfactory capacity to pay principal and interest.


                             Commercial Paper

Moody's:

          Moody's Commercial Paper ratings, which are also applicable to municipal paper investments permitted to be made by the Trust, are opinions of the ability of issuers to repay punctually their promissory obligations not having an original maturity in excess of nine months. Moody's employs the following designations, all judged to be investment grade, to indicate the relative repayment capacity of rated issuers:

P1 (Prime-1):  Superior capacity for repayment.

P2 (Prime-2):  Strong capacity for repayment.

P2 (Prime-3):  Acceptable capacity for repayment.


Standard & Poor's:

          S & P ratings are a current assessment of the likelihood of timely payment of debt having an original maturity of no more than 365 days. Ratings are graded into four categories, ranging from "A" for the highest quality obligations to "D" for the lowest. Issues within the "A" category are delineated with the numbers 1, 2, and 3 to indicate the relative degree of safety, as follows:

A1: This designation indicates the degree of safety regarding timely payment is very strong A "plus" (+) designation indicates an even stronger likelihood of timely payment

A2: Capacity for timely payment on issues with this designation is strong However, the relative degree of safety is not as overwhelming as for issues designated A-1.

A3: Issues carrying this designation have a satisfactory capacity for timely payment They are, however, somewhat more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations

B: Issues rated "B" are regarded as having only an adequate capacity for timely payment However, such capacity may be damaged by changing conditions or short-term adversities.

          The Commercial Paper Rating is not a recommendation to purchase or sell a security The ratings are based on current information furnished to Standard & Poor's by the issuer and obtained by Standard & Poor's from other sources it considers reliable The ratings may be changed, suspended, or withdrawn as a result of changes in or unavailability of, such information.


November 26, 1996

                                                         FIRST HAWAII
                                                    Municipal Bond Fund
                                                Intermediate Municipal Fund

Dear Shareholders,

1996 has been an exciting year for the First Hawaii family of funds. A slowly growing economy, coupled with low inflaction and reduced government spending led to a rewarding year for municipal bond investors. Additionally, the First Hawaii Municipal Bond Fund received national recognition after being awarded Morningstar's highest rating of 5 stars.

For the year ended September 30, 1996:

      The First Hawaii Municipal Bond Fund had a distribution rate of 5.03% (free from Federal and State of Hawaii taxes). This is a taxable equivalent yield of 8.10% for shareholders in the 31% Federal tax bracket. Net assets grew 5.93% to $54,164,927.

      The First Hawaii Intermediate Municipal Fund had a distribution rate of 4.32% (free from Federal and State of Hawaii taxes). This is a taxable equivalent yield of 6.96% for shareholders in the 31% Federal tax bracket. Net assets grew 39.16% to $6,624,234.

On the following pages you will find our Funds' 1996 Annual report. If you have any questions or would like us to provide information about the Funds to your family or friends, please call us at 988-8088.

We would like to thank you for your business as well as the referrals we've received. It has been our pleasure serving you. As we begin our ninth year, we look forward to providing you with the same high levels of performance and service which you have come to expect.

On behalf of the staff and management of the Funds, I would like to extend to you and your family our very best wishes for a safe and happy holiday season.

Sincerely,

\s\

Terrence KH Lee
President


Ratings as of September 30, 1996. Morningstar proprietary ratings are subject to change every month. Past performance is no guarantee of future results. Morningstar ratings are calculated from the fund's three-, five-, and ten-year average annual returns in excess of 90-day Treasury bill returns with appropriate fee adjustments, and a risk factor that reflects fund performance below 90-day T-bill returns. Morningstar fund returns are adjusted for fees but not sales loads. Ten percent of the funds in an investment category receive five stars, 22.5% receive four stars, 35% receive three stars, 22.5% receive two stars, and 10% receive one star.
There were 1745 funds in the Municipal Bond Fund category for 1 year, 1013 funds in this category for 3 years, and 561 funds in this category for 5 years. The Fund had a ranking of 5 stars and 5 stars for the 3 and 5 year periods ending 9/30/96. Some income may be subject to the Federal alternative minimum tax for certain investors. Some of the fund's fees were waived during this period. If such expenses had been paid by the fund, returns would have been lower.


                           Tait, Weller & Baker



            REPORT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS




Board of Directors and Shareholders
First Pacific Mutual Fund, Inc.
Honolulu, Hawaii


We have audited the accompanying statements of assets and liabilities of First Hawaii Municipal Bond Fund and First Hawaii Intermediate Municipal
Fund (each a series of shares of First Pacific Mutual Fund, Inc.), including the schedules of investments, as of September 30, 1996, and the related statements of operations for the year then ended, the statements of changes in net assets and the financial highlights for the periods indicated thereon. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 1996, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of First Hawaii Municipal Bond Fund and First Hawaii Intermediate Municipal Fund as of September 30, 1996, the results of their operations for the year then ended, the changes in their net assets and the financial highlights for the periods referred to above, in conformity with generally accepted accounting principles.



                                        TAIT, WELLER & BAKER


Philadelphia, Pennsylvania
November 6, 1996




The following two tables, including average annual total return information, were presented as graphs in the annual report to shareholders dated September 30, 1996:

FIRST HAWAII MUNICIPAL BOND FUND AS COMPARED TO THE LEHMAN MUNI
BOND INDEX
       (Comparison of Change in Value of $10,000 Investment)

                        9/1989   9/1990   9/1991   9/1992   9/1993   9/1994   9/1995   9/1996

First Hawaii            10,815   11,233   12,593   13,873   15,415   15,079   16,349   17,268
Municipal Bond Fund

Lehman Muni Bond Index  10,717   11,426   12,848   14,015   15,707   15,442   16,999   18,303


Average Annual Total Return

1 Year           5.62%
5 Years          6.52%
Inception        7.20%


The graph above compares the increase in value of a $10,000 investment in the First Hawaii Muncipal Bond Fund with the performance of the Lehman Muni Bond Index. The objective of the graph is to permit you to compare the performance of the Fund with the current market and to give perspective to market conditions and investments strategies and techniques pursued by the investment manager that materially affected the performance of the Fund. The Lehman Muni Bond Index reflects reinvestment of dividends but not the expenses of the Fund. Past performance is not indicative of future results.




FIRST HAWAII INTERMEDIATE MUNICIPAL FUND AS COMPARED TO
             THE LEHMAN MUNI BOND INDEX
(Comparison of Change in Value of $10,000 Investment)


                                 9/1993   9/1994   9/1995   9/1996

First Hawaii                     10,000   10,072   10,864   11,293
Intermediate Municipal Fund

Lehman Muni Bond Index           10,000   10,070   11,197   11,943


Average Annual Total Return

1 Year           3.95%
Inception        5.58%

The graph above compares the increase in value of a $10,000 investment in the First Hawaii Intermediate Muncipal Fund with the performance of the Lehman Muni Bond Index. The objective of the graph is to permit you to compare the performance of the Fund with the current market and to give perspective to market conditions and investments strategies and techniques pursued by the investment manager that materially affected the performance of the Fund. The Lehman Muni Bond Index reflects reinvestment of dividends but not the expenses of the Fund. Past performance is not indicative of future results.



FIRST HAWAII MUNICIPAL BOND FUND
SCHEDULE OF INVESTMENTS
September 30, 1996


                                                        Value
Par Value                                             (Note 1)
                      HAWAII MUNICIPAL BONDS - 92.08%

          Hawaii County
           General Obligation Bonds - 3.66%
$1,150,000     7.050%,  6/01/01                      $1,259,250
   100,000     6.800%, 12/01/01                         104,000
   565,000     7.200%,  6/01/06                         621,500
                                                      1,984,750

          Hawaii State
           General Obligation Bonds - .94%
   135,000     6.000%, 10/01/08                         142,763
   330,000     7.125%,  9/01/09                         364,237
                                                        507,000

           Airport Systems Revenue Bonds - 5.25%
   400,000     5.125%,  7/01/00                         405,500
   345,000     6.300%,  7/01/01                         366,131
   560,000     7.000%,  7/01/20                         611,800
 1,325,000     7.500%,  7/01/20                       1,460,813
                                                      2,844,244

           Department of Budget & Finance Special
            Purpose Revenue Bonds
            Citizens Utilities Company - .94%
   400,000     7.375%,  11/01/15                        408,876
   100,000     7.375%,   9/01/18                        102,122
                                                        510,998

            Hawaiian Electric Company, Inc. - 4.30%
 1,655,000     7.625%,  12/01/18                      1,789,469
   310,000     7.600%,   7/01/20                        334,025
   200,000     7.600%,   5/01/26                        205,500
                                                      2,328,994

             Kapiolani Hospital - 3.86%
 1,550,000     6.400%,   7/01/13                      1,594,562
   430,000     7.650%,   7/01/19                        493,425
                                                      2,087,987

             Kaiser Permanente Center - 4.08%
 2,150,000     6.250%,   3/01/21                      2,211,812

             Queen's Medical Center Program - 6.69%
   200,000     6.800%,   7/01/00                        211,500
   300,000     5.200%,   7/01/04                        303,375
   540,000     6.900%,   7/01/04                        575,775
   250,000     6.125%,   7/01/11                        272,188
   600,000     6.200%,   7/01/22                        655,500
 1,635,000     5.750%,   7/01/26                      1,604,343
                                                      3,622,681

             St. Francis Medical Center - 3.47%
 1,765,000     6.500%,   7/01/22                      1,879,725

             Wahiawa General Hospital - 6.26%
   230,000     7.125%,   7/01/98                        236,900
 2,985,000     7.500%,   7/01/12                      3,152,906
                                                      3,389,806

           Department of Transportation
             Special Facilities Revenue Bonds - 4.08%
 2,250,000     5.750%,   3/01/13                      2,210,625

           Harbor Capital Improvements Revenue Bonds, Series 1989 - 3.74%
   300,000     5.650%,   7/01/02                        311,250
   100,000     6.200%,   7/01/03                        106,750
   280,000     6.300%,   7/01/04                        301,350
   125,000     7.250%,   7/01/10                        136,563
   260,000     7.250%,   7/01/13                        270,182
   540,000     7.000%,   7/01/17                        584,550
   300,000     6.500%,   7/01/19                        316,875
                                                      2,027,520

           Highway Revenue Bonds, Series 1993 - 2.45%
   200,000     5.000%,   7/01/09                        192,250
   150,000     5.000%,   7/01/11                        142,125
 1,000,000     5.600%,   7/01/14                        995,000
                                                      1,329,375

           Housing Authority
             Single Family Mortgage Purpose Revenue Bonds - 15.18%
   145,000     6.300%,   7/01/99                        149,350
   525,000     8.000%,   7/01/08                        544,688
   390,000     8.000%,   7/01/10                        409,012
   405,000     7.000%,   7/01/11                        425,250
   100,000     5.700%,   7/01/13                         98,125
   590,000     6.900%,   7/01/16                        616,550
   305,000     7.375%,   7/01/16                        313,006
 1,505,000     8.125%,   7/01/17                      1,582,131
   530,000     9.250%,   7/01/17                        538,613
   495,000     8.125%,   7/01/19                        520,369
   455,000     6.750%,   7/01/20                        468,081
   540,000     7.100%,   7/01/24                        564,300
 1,865,000     5.900%,   7/01/27                      1,851,519
   135,000     7.800%,   7/01/29                        141,581
                                                      8,222,575

             Multi-Family Mortgage Purpose Revenue Bonds - 6.50%
    70,000     4.000%,   7/01/97                         69,783
   180,000     4.500%,   1/01/99                        178,875
   200,000     4.800%,   1/01/01                        197,750
   205,000     4.800%,   7/01/01                        203,975
   210,000     4.900%,   1/01/02                        207,375
   215,000     4.900%,   7/01/02                        213,656
 1,000,000     5.700%,   7/01/18                        961,250
 1,500,000     6.100%,   7/01/30                      1,488,750
                                                      3,521,414

             Public Housing Authority Bonds - .35%
   185,000     5.750%,   8/01/00                        189,520

             University Faculty Housing - 4.18%
    90,000     4.350%, 10/01/00                          89,550
   330,000     4.450%, 10/01/01                         327,938
   345,000     4.550%, 10/01/02                         342,412
 1,500,000     5.700%, 10/01/25                       1,505,625
                                                      2,265,525


            Honolulu City & County
               Board of Water Supply - 1.58%
   100,000     5.000%,  7/01/04                         100,750
   750,000     5.800%,  7/01/21                         754,688
                                                        855,438

             General Obligation Bonds - 2.84%
   100,000     7.300%,  7/01/03                         114,250
   200,000     7.350%,  7/01/06                         234,250
   100,000     7.250%,  2/01/08                         107,875
 1,000,000     7.300%,  2/01/09                       1,080,000
                                                      1,536,375

             Halawa Business Park - 1.81%
   170,000     6.300%, 10/15/00                         179,350
   370,000     6.500%, 10/15/02                         398,675
   365,000     6.600%, 10/15/03                         399,675
                                                        977,700

             Housing Authority
               Multi-Family Mortgage Purpose Revenue Bonds - 1.93%
 1,000,000     6.900%,  6/20/35                        1,046,250

             Kauai County
               General Obligation Bonds - 5.02%
   595,000     6.700%,  8/01/97                          609,869
   255,000     6.100%,  2/01/99                          257,076
   300,000     5.100%,  2/01/01                          304,875
   410,000     5.850%,  8/01/07                          428,450
   780,000     5.850%,  8/01/07                          815,100
   295,000     5.900%,  2/01/12                          300,531
                                                       2,715,901

             Maui County
               General Obligation Bonds - 1.54%
   740,000     8.000%,  1/01/01                          834,350

             Water System Revenue - 1.43%
   315,000     5.850%, 12/01/00                          332,325
   400,000     6.600%, 12/01/07                          440,500
                                                         772,825
              Total Hawaii Municipal Bonds            49,873,390


                    PUERTO RICO MUNICIPAL BONDS - 5.00%
             Puerto Rico Commonwealth
               Electric Power Authority Revenue Bonds - .73%
   100,000      7.125%,  7/01/14                         108,750
   100,000      7.125%,  7/01/14                         108,750
   110,000      7.125%,  7/01/14                         117,837
    55,000      7.125%,  7/01/14                          58,919
                                                         394,256

             General Obligation Bonds - .14%
    70,000      7.750%,  7/01/13                          75,688

             Housing Finance Corp.
               Multi-Family Mortgage Revenue Bonds - 1.17%
   455,000      7.500%,  4/01/22                         477,181
   150,000      7.650%, 10/15/22                         157,875
                                                         635,056

             Industrial, Medical & Environmental Pollution Control
               Abbott Laboratories - .55%
   295,000      6.500%,  7/01/09                         296,516

             Baxter Travenol Laboratories - .60%
   300,000      8.000%,  9/01/12                         326,250

             Upjohn Co. Project - 1.66%
   825,000      7.500%, 12/01/23                         898,219

             Public Building Authority
               Health Facilities & Services - .15%
    75,000      7.250%,  7/01/17                          80,156

              Total Puerto Rico Municipal Bonds        2,706,141


                  VIRGIN ISLANDS MUNICIPAL BONDS - .86%
              Virgin Islands
                Port Authority Airport Revenue Bonds - .64%
   325,000      8.100%, 10/01/05                         346,531

              Public Finance Authority, Series A - .22%
   100,000      7.300%, 10/01/18                         121,375

               Total Virgin Islands Municipal Bonds      467,906

Total Investments (Cost $51,274,306) (a)    97.94%    53,047,437
Other Assets Less Liabilities                2.06      1,117,490

         Net Assets                        100.00%  $ 54,164,927

(a)  Aggregate cost for federal income tax purposes is $51,278,944.

     At September 30, 1996, unrealized appreciation (depreciation) of securities for federal income tax purposes is as follows:

    Gross unrealized appreciation                     $  1,875,398
    Gross unrealized depreciation                         (106,905)

      Net unrealized appreciation                     $  1,768,493

See accompanying notes to financial statements




First Hawaii Intermediate Municipal Fund
Schedule of Investments
September 30, 1996

Par Value                                            Value
                                                    (Note 1)

                    HAWAII MUNICIPAL BONDS - 96.10%
         Hawaii County
           General Obligation Bonds - 4.06%
$  65,000    6.350%,  5/15/01                         $65,093
  100,000    6.800%, 12/01/01                         104,000
  100,000    6.500%,  5/15/06                         100,160
                                                      269,253

         Hawaii State
           General Obligation Bonds - 1.56%
  100,000    5.500%,  7/01/01                         103,625

           Airport Systems Revenue Bonds - 14.75%
  500,000    5.125%,  7/01/00                         608,250
  105,000    6.400%,  7/01/02                         113,006
  250,000    5.700%,  7/01/07                         255,625
                                                      976,881

           Department of Budget & Finance Special Purpose Revenue Bonds
            Citizens Utilities Company - 4.62%
  300,000    7.375%,  9/01/18                         306,366

            Kapiolani Hospital - 8.08%
  200,000    5.500%,  7/01/05                         202,500
  290,000    7.650%,  7/01/19                         332,775
                                                      535,275

            Queen's Medical Center Program - 6.25%
  200,000    6.800%,  7/01/00                         211,500
  200,000    5.200%,  7/01/04                         202,250
                                                      413,750

            St. Francis Medical Center - 4.12%
  270,000    5.250%,  7/01/97                         272,730

            Wahiawa General Hospital - 4.51%
  290,000    7.125%,  7/01/98                         298,700

         Harbor Capital Improvements Revenue Bonds, Series 1989 - 4.73%
  200,000    5.650%,   7/01/02                        207,500
  100,000    5.850%,   7/01/02                        105,500
                                                      313,000

           Highway Revenue Bonds, Series 1993 - 3.02%
  200,000    4.800%,   7/01/03                        200,000

           Housing Authority
            Single Family Mortgage Purpose Revenue Bonds - 5.14%
  200,000    6.300%,   7/01/99                        206,000
  130,000    6.800%,   7/01/99                        134,225
                                                      340,225

            Multi-Family Mortgage Purpose Revenue Bonds - 3.99%
  165,000    4.000%,   1/01/97                        164,705
  100,000    4.000%,   7/01/97                         99,690
                                                      264,395

            Public Housing Authority Bonds - 3.09%
  200,000    5.750%,   8/01/00                        204,886


            University Faculty Housing - 3.45%
  230,000    4.350%, 10/01/00                         228,850

           University of Hawaii - 4.32%
            University Revenue Bonds
  280,000    5.450%, 10/01/06                         286,300

         Honolulu City & County
           Board of Water Supply - 4.56%
  300,000    5.000%,   7/01/04                        302,250

           General Obligation Bonds - 1.53%
  100,000    5.000%, 10/01/02                         101,125

           Halawa Business Park - 3.19%
  200,000    6.300%, 10/15/00                         211,000

         Kauai County
           General Obligation Bonds  - 4.57%
  300,000    6.100%,   2/01/99                        302,442

         Maui County
           General Obligation Bonds - 3.23%
  190,000    8.000%,   1/01/01                        214,225

           Water System Revenue - 3.33%
  100,000    6.600%, 12/01/07                         110,125
  100,000    6.700%, 12/01/11                         110,625
                                                      220,750
             Total Hawaii Municipal Bonds           6,366,028


                   PUERTO RICO MUNICIPAL BONDS - 4.01%
         Puerto Rico Commonwealth
           Electric Power Authority Revenue Bonds - 1.48%
   90,000    7.125%,   7/01/14                         97,875

           General Obligation Bonds - 1.50%
   90,000    7.750%,   7/01/17                         99,225

           Housing Finance Corp.
            Single Family Mortgage Revenue Bonds - 1.03%
   65,000    6.150%,   8/01/03                         68,087

             Total Puerto Rico Municipal Bonds        265,187

Total Investments (Cost $6,527,604) (a)    100.11%  6,631,215
Liabilities in Excess of Other Assets        (.11)     (6,976)

         Net Assets                        100.00% $6,624,239


(a)  Aggregate cost for federal income tax purposes is $6,527,604.

  At September 30, 1996, unrealized appreciation (depreciation) of securities for federal income tax purposes is as follows:

     Gross unrealized appreciation                       $   104,933
     Gross unrealized depreciation                            (1,322)

      Net unrealized appreciation                        $   103,611

See accompanying note to financial statements


First Hawaii Municipal Bond Fund
First Hawaii Intermediate Municipal Fund
Statement of Assets and Liabilities
September 30, 1996


ASSETS
 Investments at market value
   (Identified cost $51,274,306
    and $6,527,604, respectively) (Note 1(A))        $53,047,437    $6,631,215
 Cash                                                  1,337,019        95,685
 Interest receivable                                     866,616       103,680
 Receivable for fund shares sold                           -               916
     Total assets                                     55,251,072     6,831,496


LIABILITIES
 Payable for investments purchased                     1,001,350       200,618
 Accrued expenses                                         26,174         3,904
 Distributions payable                                    58,621         2,735
     Total liabilities                                 1,086,145       207,257

NET ASSETS
 (applicable to 4,972,944 and 1,294,198
   shares outstanding, $.01 par value,
    20,000,000 shares authorized)                    $54,164,927    $6,624,239

NET ASSET VALUE, OFFERING AND REPURCHASE PRICE PER SHARE
 ($54,164,927 / 4,972,944 shares)                         $10.89
 ($6,624,239 / 1,294,198 shares)                                         $5.12

NET ASSETS
 At September 30, 1996, net assets consisted of:
   Paid-in capital                                   $52,621,279    $6,505,223
   Accumulated net realized gain (loss) on investments  (229,483)       15,405
   Net unrealized appreciation                         1,773,131       103,611

                                                     $54,164,927    $6,624,239

See accompanying notes to financial statements



First Hawaii Municipal Bond Fund
First Hawaii Intermediate Municipal Fund
Statement of Operations
September 30, 1996

                                               Municipal       Intermediate
                                                 Bond           Municipal
                                                 Fund              Fund
INVESTMENT INCOME
    Interest income                             $3,173,398     $297,127

    Expenses
      Management fee (Note 2)                      265,680       29,311
      Distribution costs (Note 2)                   57,119        4,491
      Transfer agent fees (Note 2)                  47,215       14,400
      Shareholder services (Note 2)                 53,136        5,862
      Accounting fees (Note 2)                      39,222       23,865
      Legal and audit fees                          24,927        4,263
      Printing                                      14,920        1,379
      Custodian fees                                10,311        3,000
      Insurance                                      7,519          767
      Registration fees                              1,599          528
      Directors fees                                   800           -

      Total expenses                               522,448       87,866
      Fee reductions (Note 4)                      (17,405)      (5,365)
      Expenses reimbursed or waived  (Note 2)         -         (38,462)
      Net expenses                                 505,043       44,039
         Net investment income                   2,668,355      253,088


REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
    Net realized gain from security transactions    21,217       17,216
    Increase (decrease) in unrealized appreciation
     of investments                                202,015      (35,876)

          Net gain (loss) on investments           223,232      (18,660)

          Net increase in net assets resulting
             from operations                    $2,891,587     $234,428


See accompanying notes to financial statements


First Hawaii Municipal Bond Fund
Statement of Changes in Net Assets
Years ended September 30, 1996 and 1995

                                                      1996            1995

INCREASE (DECREASE) IN NET ASSETS FROM
  Operations
   Net investment income                                $2,668,355   $2,559,984
   Net realized gain (loss) on investments                  21,217     (264,520)
   Increase in unrealized appreciation of investments      202,015    1,552,334

    Net increase in net assets resulting from operations 2,891,587    3,847,798

  Distributions to shareholders from
   Net investment income
    ($.55 and $.55 per share, respectively)             (2,668,355)  (2,559,984)
   Realized capital gains
    ($.06 per share)                                         -         (393,211)

  Capital share transactions (a)
   Increase (decrease) in net assets resulting
     from capital share transactions                     2,810,813   (1,993,708)

         Total increase (decrease) in net assets         3,034,045   (1,099,105)

NET ASSETS
     Beginning of year                                  51,130,882   52,229,987

     End of year                                       $54,164,927  $51,130,882


(a) Summary of capital share activity follows:


                                      1996                        1995
                                Shares      Value          Shares      Value
Shares sold                     982,410   $10,706,770      857,509   $9,080,787
Shares issued on reinvestment
   of distributions             173,650     1,892,040      200,904    2,110,188
                              1,156,060    12,598,810    1,058,413   11,190,975
Shares redeemed                (900,255)   (9,787,997)  (1,261,140) (13,184,683)

    Net increase (decrease)     255,805    $2,810,813     (202,727) $(1,993,708)


See accompanying notes to financial statements




First Hawaii Intermediate Municipal Fund
Statement of Changes in net assets
Years ended September 30, 1996 and 1995


                                              1996                1995

INCREASE (DECREASE) IN NET ASSETS FROM
  Operations
   Net investment income                     $253,088            $187,328
   Net realized gain (loss) on investments     17,216              (1,811)
   Increase in unrealized appreciation
     of investments                           (35,876)            150,634

       Net increase in net assets resulting
        from operations                       234,428             336,151

   Distributions to shareholders from
      Net investment income ($.22 and $.23
        per share, respectively)             (253,088)           (187,328)

   Capital share transactions (a)
      Increase in net assets resulting from
        capital share transactions          1,882,838           2,164,414

        Total increase in net assets        1,864,178           2,313,237

NET ASSETS
     Beginning of year                      4,760,061           2,446,824

     End of year                           $6,624,239          $4,760,061


(a) Summary of capital share activity follows:



                                       1996                     1995
                                 Shares      Value         Shares      Value
Shares sold                      688,964   $3,522,684      730,169   $3,638,418
Shares issued on reinvestment
          of distributions        43,852      224,869       34,948      176,499
                                 732,816    3,747,553      765,117    3,814,917
Shares redeemed                 (364,169)  (1,864,715)    (329,433)  (1,650,503)

         Net increase            368,647   $1,882,838      435,684    $2,164,414


See accompanying notes to financial statements


First Hawaii Municipal Bond Fund
Financial Highlights
(For a share outstanding throughout the period)


                                         Years ended September 30,


                                         1996      1995      1994      1993      1992
Net asset value
  Beginning of year                     $10.84    $10.62    $11.48    $10.90    $10.47

Income from investment operations
  Net investment income                    .55       .55       .55       .58       .60
  Net gain (loss) on securities
   (both realized and unrealized)          .05       .31      (.80)      .60       .43

  Total from investment operations         .60       .86      (.25)     1.18      1.03

Less distributions
  Dividends from net investment income    (.55)     (.55)     (.55)     (.58)     (.60)
  Distributions from capital gains          -       (.09)     (.06)     (.02)       -
          Total distributions             (.55)     (.64)     (.61)     (.60)     (.60)

  End of year                           $10.89    $10.84    $10.62    $11.48    $10.90

Total return                              5.62%     8.42%    (2.18)%   11.11%    10.16%

Ratios/Supplemental Data
  Net assets, end of period (in 000's)  $54,165  $51,131   $52,230   $57,396   $39,291

  Ratio of expenses to average net assets
     Before expense reimbursements          .98%    1.00%      .97%      .95%      .95%
     After expense reimbursements           .98% (a) .97% (a)  .95%      .95%      .95%

  Ratio of net investment income to average net assets
     Before expense reimbursements         5.03%    5.19%     4.99%     5.21%     5.67%
     After expense reimbursements          5.03%    5.22%     5.01%     5.21%     5.67%

  Portfolio turnover                      15.16%   17.08%    40.22%    27.77%    18.44%


(a) Ratio of expenses to average net assets after the reduction of custodian fees under a custodian agreement were .95% in 1996 and 1995. Prior to 1995, such reductions were reflected in the expense ratios.

See accompanying notes to financial statements



First Hawaii Intermediate Municipal Fund
Financial Highlights
(For a share outstanding throughout the period)


                                                                     Period
                                                                  July 5, 1994*
                                                                       to
                                       Years ended September 30,  September 30,
                                               1996      1995         1994
Net asset value
  Beginning of period                          $5.14     $4.99        $5.00

Income from investment operations
  Net investment income                          .22       .23          .05
  Net gain (loss) on securities (unrealized)    (.02)      .15         (.01)
          Total from investment operations       .20       .38          .04

Less distributions
  Dividends from net investment income          (.22)     (.23)        (.05)

  End of year                                  $5.12     $5.14        $4.99

Total return                                    3.95%     7.86%         .72%

Ratios/Supplemental Data
   Net assets, end of period (in 000's)       $6,624    $4,760       $2,447

   Ratio of expenses to average net assets
      Before expense reimbursements             1.50%     1.90%        4.48% (a)
      After expense reimbursements               .84% (b)  .66% (b)       0% (a)

   Ratio of net investment income to average net assets
      Before expense reimbursements             3.66%     3.39%         .12% (a)
      After expense reimbursements              4.32%     4.63%        4.60% (a)

   Portfolio turnover                          17.76%    10.04%           0%


*    Commencement of operations

(a)  Annualized

(a) Ratio of expenses to average net assets after the reduction of custodian fees under a custodian agreement were .75% and .64% for 1996 and 1995, respectively. Prior to 1995, such reductions were reflected in the expense ratios.

See accompanying notes to financial statements




First Hawaii Municipal Bond Fund
First Hawaii Intermediate Municipal Fund
Notes to Financial Statements
September 30, 1996

(1)  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

  First Hawaii Municipal Bond Fund and First Hawaii Intermediate Municipal Fund ("Funds") are each a series of shares of First Pacific Mutual Fund, Inc. which is registered under the Investment Company Act of 1940, as a non-diversified open-end management company.

  The investment objective of the Funds is to provide investors with the maximum level of income exempt from federal and Hawaii income taxes consistent with the preservation of capital. The Funds seek to achieve their objective by investing primarily in municipal securities which pay interest that is exempt from federal and Hawaii income taxes.

  The Funds are subject to the risk of price fluctuation of the municipal securities held in its portfolio which is generally a function of the underlying credit rating of an issuer, the maturity length of the securities, the securities' yield, and general economic and interest rate conditions.

  Since the Funds invest primarily in obligations of issuers located in Hawaii, the marketability and market value of these obligations may be affected by certain Hawaiian constitutional provisions, legislative measures, executive orders, administrative regulations, voter initiatives, and other political and economic developments. If any such problems arise, they could adversely affect the ability of various Hawaiian issuers to meet their financial obligation.

  In preparing financial statements in conformity with generally accepted accounting principles, management makes estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements, as well as the reported amounts of income and expenses during the reported period. Actual results could differ from those estimates.

  (A)     SECURITY VALUATION

     Portfolio securities, which are fixed income securities, are valued by an independent pricing service using market quotations, prices provided by market-makers, or estimates of market values obtained from yield data relating to instruments or securities with similar characteristics, in accordance with procedures established in good faith by the Board of Directors. Securities with remaining maturities of 60 days or less are valued on the amortized cost basis as reflecting fair value. All other securities are valued at their fair value as determined in good faith by the Board of Directors.

  (B)     FEDERAL INCOME TAXES

     It is the Funds' policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute their taxable income, if any, to their shareholders. Therefore, no federal income tax provision is required.

  (C)     SECURITY TRANSACTIONS, INVESTMENT INCOME AND DISTRIBUTIONS TO
             SHAREHOLDERS

     Security transactions are recorded on the trade date. Interest income is recorded on the accrual basis. Bond discounts and premiums are amortized as required by the Internal Revenue Code. Distributions to shareholders are declared daily and reinvested or paid in cash monthly. Premiums and discounts are amortized in accordance with income tax regulations.


(2)  INVESTMENT MANAGEMENT FEE AND OTHER TRANSACTIONS WITH
AFFILIATES

  First Pacific Management Corporation ("FPMC") provides the Funds with management and administrative services pursuant to a management agreement. In accordance with the terms of the management agreement, FPMC receives compensation at the annual rate of .50% of each Fund's average daily net assets.

  FPMC also provides the Funds with certain clerical, bookkeeping and shareholder services pursuant to a service agreement approved by the Funds' directors. As compensation for these services FPMC receives a fee, computed daily and payable monthly, at an annualized rate of .10% of each Fund's average daily net assets.

  The Funds' distributor, First Pacific Securities ("FPS"), a wholly-owned subsidiary of FPMC, received $57,119 for costs incurred in connection with the sale of First Hawaii Municipal Bond Fund's shares. FPS also received $4,491 for costs incurred with the sale of First Hawaii Intermediate Municipal Fund's shares (See Note 3).

  First Pacific Recordkeeping, ("FPR"), a wholly-owned subsidiary of FPMC, serves as the transfer agent and accounting agent for the Funds.


  For the year ended September 30, 1996, FPMC and FPR voluntarily waived certain management, transfer agent, shareholder services, and accounting fees in the amount of $38,462 for First Hawaii Intermediate Municipal Fund.

   Certain officers and directors of the Funds are also officers of FPMC, FPS and FPR.


(3)  DISTRIBUTION COSTS

  The Funds' Board of Directors, including a majority of the Directors who are not "interested persons" of the Funds, as defined in the Investment Company Act of 1940, adopted a distribution plan pursuant to Rule 12b-1 of the Act. The Plan regulates the manner in which a regulated investment company may assume costs of distributing and promoting the sales of its shares.

  The Plan provides that the Funds may incur certain costs, which may not exceed .25% per annum of the Funds' average daily net assets, for payment to the distributor for items such as advertising expenses, selling expenses, commissions or travel reasonably intended to result in sales of shares of the Funds.


(4)  PURCHASES AND SALES/CUSTODY OF SECURITIES

  Purchases and sales of securities aggregated $10,867,149 and $7,895,674, respectively for the First Hawaii Municipal Bond Fund. Purchases and sales of securities for First Hawaii Intermediate Municipal Fund aggregated $5,639,020 and $3,203,068, respectively. Under an agreement with the Custodian Bank, custodian fees are reduced by credits for cash balances. During the year ended September 30, 1996, such reductions amounted to $17,405 and $5,365 for the First Hawaii Municipal Bond Fund and the First Hawaii Intermediate Municipal Bond Fund, respectively.




INVESTMENT MANAGER
First Pacific Management Corporation
2756 Woodlawn Drive, #6-201
Honolulu, Hawaii 96822

DISTRIBUTOR
First Pacific Management Corporation
2756 Woodlawn Drive, #6-201
Honolulu, Hawaii 96822

CUSTODIAN
Bank of California
San Francisco, California

LEGAL COUNSEL TO FUND
Stradley, Ronon, Stevens & Young
2600 One Commerce Square
Philadelphia, Pennsylvania  19103-7098

INDEPENDENT AUDITORS
Tait, Weller & Baker
Two Penn Center Plaza, Suite 700
Philadelphia, Pennsylvania 19102

TRANSFER AGENT
First Pacific Recordkeeping, Inc.
2756 Woodlawn Drive, #6-201
Honolulu, Hawaii 96822

LEGAL COUNSEL TO INVESTMENT MANAGER
Goodsill Anderson Quinn & Stifel
1099 Alakea Street, Suite 1800
Alii Place
Honolulu, Hawaii 96813






FIRST HAWAII MUNICIPAL BOND FUND
SCHEDULE OF INVESTMENTS
March 31, 1997 (Unaudited)


                                                               Value
Par Value                                                     (Note 1)
                         HAWAII MUNICIPAL BONDS (91.33%)
          Hawaii County
                General Obligation Bonds - 3.57%
$1,150,000           7.050%, 6/01/01                        $  1,242,000
   100,000           6.800%, 12/01/01                            102,689
   565,000           7.200%, 6/01/06                             613,025
                                                               1,957,714

          Hawaii State
                General Obligation Bonds - .92%
   135,000           6.000%, 10/01/08                            143,775
   330,000           7.125%, 9/01/09                             358,875
                                                                 502,650

                Airport Systems Revenue Bonds - 5.14%
   400,000           5.125%, 7/01/00                             404,500
   345,000           6.300%, 7/01/01                             364,406
   560,000           7.000%, 7/01/20                             605,500
 1,330,000           7.500%, 7/01/20                           1,448,037
                                                               2,822,443

                Hawaiian Electric Company, Inc. - 4.91%
 1,660,000           7.625%, 12/01/18                          1,776,200
   310,000           7.600%, 7/01/20                             331,700
   200,000           7.600%, 5/01/26                             201,750
   400,000           5.875%, 12/01/26                            386,000
                                                               2,695,650

                Kapiolani Hospital - 3.78%
 1,550,000           6.400%, 7/01/13                           1,581,000
   430,000           7.650%, 7/01/19                             485,900
    10,000           6.875%, 4/01/12                              10,273
                                                               2,077,173

                Kaiser Permanente Center - 4.02%,
 2,150,000           6.250%, 3/01/21                           2,206,438

                Queen's Medical Center Program - 6.54%
   200,000           6.800%, 7/01/00                             209,000
   300,000           5.200%, 7/01/04                             302,625
   540,000           6.900%, 7/01/04                             569,025
   250,000           6.125%, 7/01/11                             269,375
   600,000           6.200%, 7/01/22                             648,750
 1,635,000           5.750%, 7/01/26                           1,592,081
                                                               3,590,856

                St. Francis Medical Center - 3.38%
 1,765,000           6.500%, 7/01/22                           1,855,456

                Wahiawa General Hospital - 6.15%
   230,000           7.125%, 7/01/98                             234,887
 2,985,000           7.500%, 7/01/12                           3,141,713
                                                               3,376,600

                Department of Transportation Special
                   Facilities Revenue Bonds - 4.02%
 2,250,000           5.750%, 3/01/13                           2,205,000

          Harbor Capital Improvements Revenue Bonds, Series 1989 - 4.41%
   300,000           5.650%, 7/01/02                             308,625
   100,000           6.200%, 7/01/03                             105,750
   280,000           6.300%, 7/01/04                             298,900
   125,000           7.250%, 7/01/10                             135,312
   305,000           7.250%, 7/01/13                             312,921
   540,000           7.000%, 7/01/17                             578,475
   300,000           6.500%, 7/01/19                             312,750
   400,000           5.500%, 7/01/27                             366,500
                                                               2,419,233

                Highway Revenue Bonds, Series 1993 - 2.39%
   200,000           5.000%, 7/01/09                             191,500
   150,000           5.000%, 7/01/11                             140,063
 1,000,000           5.600%, 7/01/14                             978,750
                                                               1,310,313

                Housing Authority
                   Single Family Mortgage Purpose Revenue Bonds - 15.05%
   145,000           6.300%, 7/01/99                             148,625
   525,000           8.000%, 7/01/08                             542,063
   390,000           8.000%, 7/01/10                             406,088
   405,000           7.000%, 7/01/11                             424,238
   100,000           5.700%, 7/01/13                             100,000
   590,000           6.900%, 7/01/16                             615,075
   305,000           7.375%, 7/01/16                             311,884
 1,505,000           8.125%, 7/01/17                           1,568,962
   530,000           9.250%, 7/01/17                             539,148
   495,000           8.125%, 7/01/19                             516,037
   400,000           6.750%, 7/01/20                             411,000
   540,000           7.100%, 7/01/24                             562,950
 2,015,000           5.900%, 7/01/27                           1,992,350
   115,000           7.800%, 7/01/29                             120,175
                                                               8,258,595

                Multi-Family Mortgage Purpose Revenue Bonds - 6.44%
    70,000           4.000%, 7/01/97                              69,922
   180,000           4.500%, 1/01/99                             179,100
   200,000           4.800%, 1/01/01                             198,250
   205,000           4.800%, 7/01/01                             204,231
   210,000           4.900%, 1/01/02                             207,638
   215,000           4.900%, 7/01/02                             213,925
 1,000,000           5.700%, 7/01/18                             972,500
 1,500,000           6.100%, 7/01/30                           1,490,625
                                                               3,536,191

                Public Housing Authority Bonds - .81%
   185,000           5.750%, 8/01/00                             189,458
   250,000           5.750%, 8/01/04                             255,690
                                                                 445,148

                University Faculty Housing - 4.06%
    90,000           4.350%, 10/01/00                             89,100
   330,000           4.450%, 10/01/01                            325,875
   345,000           4.550%, 10/01/02                            340,256
 1,500,000           5.700%, 10/01/25                          1,475,625
                                                               2,230,856


          Honolulu City & County
                Board of Water Supply - 1.53%
   100,000           5.000%, 7/01/04                             100,125
   750,000           5.800%, 7/01/21                             740,625
                                                                 840,750

                General Obligation Bonds - 3.20%
   100,000           7.300%, 7/01/03                             112,375
   200,000           7.350%, 7/01/06                             231,750
   100,000           7.250%, 2/01/08                             107,250
 1,000,000           7.300%, 2/01/09                           1,073,750
   240,000           5.500%, 9/01/16                             232,200
                                                               1,757,325

                Halawa Business Park - 1.73%
   170,000           6.300%, 10/15/00                            175,950
   370,000           6.500%, 10/15/02                            388,962
   365,000           6.600%, 10/15/03                            387,356
                                                                 952,268

                Housing Authority
                   Multi-Family Mortgage Purpose Revenue Bonds - 1.90%
 1,000,000           6.900%, 6/20/35                           1,045,000

          Kauai County
                General Obligation Bonds - 4.48%
   595,000           6.700%, 8/01/97                             600,635
   300,000           5.100%, 2/01/01                             303,750
   410,000           5.850%, 8/01/07                             429,988
   780,000           5.850%, 8/01/07                             818,025
   295,000           5.900%, 2/01/12                             301,637
                                                               2,454,035

          Maui County
                General Obligation Bonds - 1.50%
   740,000           8.000%, 1/01/01                             823,250

                Water System Revenue - 1.40%
   315,000           5.850%, 12/01/00                            329,175
   400,000           6.600%, 12/01/07                            435,000
                                                                 764,175

                       Total Hawaii Municipal Bonds           50,127,119


                        PUERTO RICO MUNICIPAL BONDS - 4.82%
          Puerto Rico Commonwealth
                Electric Power Authority Revenue Bonds - .71%
   100,000           7.125%, 7/01/14                            107,250
   100,000           7.125%, 7/01/14                            107,250
   110,000           7.125%, 7/01/14                            116,600
    55,000           7.125%, 7/01/14                             58,438
                                                                389,538

                General Obligation Bonds - .14%
    70,000           7.750%, 7/01/13                             74,550

                Housing Finance Corp.
                   Multi-Family Mortgage Revenue Bonds - 1.13%
   450,000           7.500%, 4/01/22                            472,500
   140,000           7.650%, 10/15/22                           146,825
                                                                619,325

                Industrial, Medical & Environmental Pollution Control
                   Abbott Laboratories - .49%
   270,000           6.500%, 7/01/09                            271,374

                   Baxter Travenol Laboratories - .59%
   300,000           8.000%, 9/01/12                            321,750

                   Upjohn Co. Project - 1.62%
   825,000           7.500%, 12/01/23                           887,906

                Public Building Authority
                   Health Facilities & Services - .14%
    75,000           7.250%, 7/01/17                             79,032

                       Total Puerto Rico Municipal Bonds      2,643,475


                      VIRGIN ISLANDS MUNICIPAL BONDS - .84%
          Virgin Islands
                Port Authority Airport Revenue Bonds - .62%
   325,000           8.100%, 10/01/05                           342,469

                Public Finance Authority, Series A - .22%
   100,000           7.3005, 10/01/18                           119,625

                     Total Virgin Islands Municipal Bonds       462,094

     Total Investments (Cost $51,827,726) (a)       96.99%   53,232,688
     Other Assets Less Liabilities                   3.01     1,653,447

      Net Assets                                   100.00%  $54,886,135


 (a) Aggregate cost for federal income tax purposes is $51,827,726.

     At March 31, 1997, unrealized appreciation (depreciation) of securities for federal income tax purposes is as follows:

                        Gross unrealized appreciation        $1,563,218
                        Gross unrealized depreciation          (158,256)

                            Net unrealized appreciation      $1,404,962

See accompanying notes to financial statements

FIRST HAWAII INTERMEDIATE MUNICIPAL FUND
SCHEDULE OF INVESTMENTS
March 31, 1997 (Unaudited)


                                                                Value
Par Value                                                     (Note 1)
                          HAWAII MUNICIPAL BONDS - 89.33%
          Hawaii County
                General Obligation Bonds - 4.23%
 $  65,000           6.350%, 5/15/01                       $     65,087
   100,000           6.800%, 12/01/01                           102,689
   100,000           6.500%, 5/15/06                            100,163
                                                                267,939
          Hawaii State
                General Obligation Bonds - 1.63%
   100,000           5.500%, 7/01/01                            102,875

                Airport Systems Revenue Bonds - 15.35%
   600,000           5.125%, 7/01/00                            606,750
   150,000           6.400%, 7/01/02                            111,694
   250,000           5.700%, 7/01/07                            253,437
                                                                971,881

                Kapiolani Hospital - 9.99%
   100,000           6.650%, 7/01/98                            102,750
   200,000           5.500%, 7/01/05                            201,750
   290,000           7.650%, 7/01/19                            327,700
                                                                632,200

                Queen's Medical Center Program - 6.49%
   200,000           6.800%, 7/01/00                            209,000
   200,000           5.200%, 7/01/04                            201,750
                                                                410,750

                St. Francis Medical Center - 4.28%
   270,000           5.250%, 7/01/97                            270,848

                Wahiawa General Hospital - 4.68%
   290,000           7.125%, 7/01/98                            296,163

            Harbor Capital Improvements Revenue Bonds, Series 1989 - 4.90%
   200,000           5.650%, 7/01/02                            205,750
   100,000           5.850%, 7/01/02                            104,375
                                                                310,125
                Highway Revenue Bonds, Series 1993 - 3.14%
   200,000           4.800%, 7/01/03                            199,000

                Housing Authority
                   Single Family Mortgage Purpose Revenue Bonds - 5.34%
   200,000           6.300%, 7/01/99                            205,000
   130,000           6.800%, 7/01/99                            132,939
                                                                337,939

                Multi-Family Mortgage Purpose  Revenue Bonds - 1.58%
   100,000           4.000%, 7/01/97                             99,889

                Public Housing Authority Bonds - 3.24%
   200,000           5.750%, 8/01/00                            204,820

                University Faculty Housing - 3.60%
   230,000           4.350%, 10/01/00                           227,700

                University of Hawaii - 4.49%
                   University Revenue Bonds
   280,000           5.450%, 10/01/06                           284,200


                Honolulu City & County
                   Board of Water Supply - 4.75%
   300,000           5.000%, 7/01/04                            300,375

                General Obligation Bonds - 1.59%
   100,000           5.000%, 10/01/02                           100,625

                Halawa Business park - 3.27%
   200,000           6.300%, 10/15/00                           207,000

                Maui County
                   General Obligation Bonds - 3.34%
   190,000           8.000%, 1/01/01                            211,375

                Water System Revenue - 3.44%
   100,000           6.600%, 12/01/07                           108,750
   100,000           6.700%, 12/01/11                           109,125
                                                                217,875

                       Total Hawaii Municipal Bonds           5,653,579

                       PUERTO RICO MUNICIPAL BONDS - 3.98%

          Puerto Rico Commonwealth
                Electric Power Authority Revenue Bonds - 1.53%
    90,000           7.125%, 7/01/14                             96,525

                General Obligation Bonds - 1.54%
    90,000           7.750%, 7/01/17                             97,762

                Housing Finance Corp.
                   Single Family Mortgage Revenue Bonds - .91%
    55,000           6.150%, 8/01/03                             57,544

                     Total Puerto Rico Municipal Bonds          251,831

       Total Investments (Cost $5,825,082) (a)      93.31%    5,905,410
       Other Assets Less Liabilities                 6.69       423,263

       Net Assets                                  100.00%   $6,328,673


       (a) Aggregate cost for federal income tax purposes is $5,825,082. At March 31, 1997, unrealized appreciation (depreciation) of securities for federal income tax purposes is as follows:

                        Gross unrealized appreciation         $121,376
                        Gross unrealized depreciation          (41,048)

                            Net unrealized appreciation      $  80,328

See accompanying notes to financial statements


First Hawaii Municipal Bond Fund
First Hawaii Intermediate Municipal Fund
Statement of Assets and Liabilities
March 31, 1997 (Unaudited)


                                                   Municipal       Intermediate
                                                     Bond            Municipal
                                                     Fund               Fund
ASSETS
  Investments at market value
   (Identified cost $51,827,726
     and $5,825,082, respectively) (Note 1 (A))     $53,232,688     $5,905,410
   Cash                                               1,395,881        341,725
   Interest receivable                                  886,059         99,969
   Prepaid expenses                                        -             3,827
         Total assets                                55,514,628      6,350,931


LIABILITIES
   Payable for investments purchased                    370,750           -
   Accrued expenses                                      24,533           -
   Distributions payable                                233,210         22,258
         Total liabilities                              628,493         22,258

NET ASSETS
   (Applicable to 5,070,859 and 1,246,836
     shares outstanding, $.01 par value,
     20,000,000 shares authorized)                  $54,886,135     $6,328,673


NET ASSET VALUE OFFERING AND REPURCHASE PRICE PER SHARE
   ($54,886,135 / 5,070,859 shares)                      $10.82
   ($6,328,673 / 1,246,836 shares)                                       $5.08

NET ASSETS
   At March 31, 1997, net assets consisted of:
     Paid-in capital                                $53,701,099     $6,253,391
     Accumulated net realized loss on investments      (219,926)        (5,046)
     Net unrealized appreciation                      1,404,962         80,328

                                                    $54,886,135     $6,328,673


See accompanying notes to financial statements



First Hawaii Municipal Bond Fund
First Hawaii Intermediate Municipal Fund
Statement of Operations
Six months ended March 31, 1997 (Unaudited)

                                                     Municipal     Intermediate
                                                       Bond          Municipal
                                                       Fund             Fund
INVESTMENT INCOME
   Interest income                                   $1,623,209      $160,715

   Expenses
        Management fee (Note 2)                        137,649         16,046
        Distribution costs (Note 2)                     27,662            -
        Transfer agent fees (Note 2)                    18,068          5,083
        Shareholder services (Note 2)                   27,530          3,209
        Accounting fees (Note 2)                        19,264          5,871
        Legal and audit fees                            14,068          1,904
        Printing                                         7,500            952
        Custodian fees                                   5,300            648
        Insurance                                        6,558            635
        Registration fees                                2,313             -
        Directors fees                                     800             -
        Total expenses                                 266,712         34,348
        Fee reductions (Note 4)                         (5,300)          (648)
        Expenses reimbursed or waived (Note 2)             -           (9,622)
        Net expenses                                   261,412         24,078
            Net investment income                    1,361,797        136,637


REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
   Net realized gain (loss) from security transactions   9,557         (5,046)
   Decrease in unrealized appreciation of investments (368,169)       (23,283)
            Net loss on investments                   (358,612)       (28,329)

            Net increase in net assets resulting
                      from operations               $1,003,185        $108,308


See accompanying notes to financial statements





First Hawaii Municipal Bond Fund
Statement of Changes in Net Assets
Six months ended March 31, 1997 (Unaudited)
Year ended September 30, 1996



                                                1997               1996

INCREASE (DECREASE) IN NET ASSETS FROM
   Operations
     Net investment income                     $1,361,797       $2,668,355
     Net realized gain on investments               9,557           21,217
     Increase in (decrease) in unrealized
         appreciation of investments             (368,169)         202,015
        Net increase in net assets
           resulting from operations            1,003,185        2,891,587

   Distributions to shareholders from
     Net investment income
      ($.27 and $.55 per share, respectively)  (1,361,797)      (2,668,355)

   Capital share transactions (a)
     Increase in net assets resulting
       from capital share transactions          1,079,820        2,810,813

         Total increase in net assets             721,208        3,034,045

NET ASSETS
   Beginning of period                         54,164,927       51,130,882

   End of period                              $54,886,135      $54,164,927


(a) Summary of capital share activity follows:



                                      1997                     1996
                                Shares      Value        Shares      Value

Shares sold                     474,503   $5,199,455     982,410   $10,706,770
Shares issued on reinvestment
       of distributions          73,374      804,682     173,650     1,892,040
                                547,877    6,004,137   1,156,060    12,598,810
Shares redeemed                (449,962)  (4,924,317)   (900,255)   (9,787,997)

         Net increase            97,915   $1,079,820     255,805    $2,810,813


See accompanying notes to financial statements



First Hawaii Intermediate Municipal Fund
Statement of Changes in Net Assets
Six months ended March 31, 1997 (Unaudited)
Year ended September 30, 1996



                                                           1997         1996
INCREASE (DECREASE) IN NET ASSETS FROM
  Operations
    Net investment income                                $136,637     $253,088
    Net realized gain (loss) on investments                (5,046)      17,216
    Decrease in unrealized appreciation of investments    (23,283)     (35,876)
    Net increase in net assets resulting from operations   108,308     234,428

  Distributions to shareholders from
    Net investment income
     ($.11 and $.22 per share, respectively)              (136,637)   (253,088)
    Capital gains ($.01 per share)                         (15,405)       -

  Capital share transactions (a)
    Increase (decrease) in net assets
      resulting from capital share transactions           (251,832)  1,882,838

         Total increase (decrease) in net assets          (295,566)  1,864,178

NET ASSETS
  Beginning of period                                    6,624,239   4,760,061

  End of period                                         $6,328,673  $6,624,239


(a) Summary of capital share activity follows:



                                  1997                     1996
                            Shares     Value         Shares     Value

Shares sold                175,054    $889,978     688,964    $3,522,684
Shares issued on reinvestment
     of distributions       21,519     110,598      43,852       224,869
                           196,573   1,000,576     732,816     3,747,553
Shares redeemed           (243,935) (1,252,408)   (364,169)   (1,864,715)

  Net increase (decrease)  (47,362)  $(251,832)    368,647    $1,882,838


See accompanying notes to financial statements



First Hawaii Muncipal Bond Fund
Financial Highlights
(For a share outstanding throughout the period)


                              Years ended September 30,


                                       1997(b)    1996       1995       1994       1993       1992

Net asset value
  Beginning of year                    $10.89     $10.84     $10.62     $11.48     $10.90     $10.47

Income from investment operations
  Net investment income                   .27        .55        .55        .55        .58        .60
  Net gain (loss) on securities
  (both realized and unrealized)         (.07)       .05        .31       (.80)       .60        .43
  Total from investment operations        .20        .60        .86       (.25)      1.18       1.03

Less distributions
  Dividends from net investment income   (.27)      (.55)      (.55)      (.55)      (.58)      (.60)
  Distributions from capital gains         -          -        (.09)      (.06)      (.02)        -
         Total distributions             (.27)      (.55)      (.64)      (.61)      (.60)      (.60)

  End of year                          $10.82     $10.89     $10.84     $10.62     $11.48     $10.90

Total return                             3.66% (c)  5.62%      8.42%     (2.18)%    11.11%     10.16%

Ratios/Supplemental Data
 Net assets, end of period (in 000's) $54,866    $54,165    $51,131    $52,230    $57,396    $39,291

 Ratio of expenses to average net assets
    Before expense reimbursements         .97% (c)   .98%      1.00%       .97%       .95%       .95%
    After expense reimbursements          .97%(a)(c) .98%(a)    .97%(a)    .95%       .95%       .95%

 Ratio of net investment income to average net assets
    Before expense reimbursements        4.94%(c)   5.03%      5.19%      4.99%      5.21%      5.67%
    After expense reimbursements         4.94%(c)   5.03%      5.22%      5.01%      5.21%      5.67%

 Portfolio turnover                      1.64%     15.16%     17.08%     40.22%     27.77%     18.44%


(a) Ratio of expenses to average net assets after the reduction of custodian fees under a custodian agreement were .95% in 1997, 1996 and 1995. Prior to 1995, such reductions were reflected in the expense ratios.

(b)  Six months ended March 31, 1997 (unaudited).

(c)  Annualized.

See accompanying notes to financial statements



First Hawaii Intermediate Municipal Fund
Financial Highlights
(For a share outstanding throughout the period)



                                       Six Months                 Period
                                         Ended                  July 5, 1994*
                                        March 31 Year ended           to
                                        1997     September 30,  September 30,
                                       (Unaudited)   1996     1995     1994
Net asset value
  Beginning of period                       $5.12    $5.14    $4.99    $5.00

Income from investment operations
  Net investment income                       .11      .22      .23      .05
  Net gain (loss) on securities (unrealized) (.03)    (.02)     .15     (.01)
        Total from investment operations      .08      .20      .38      .04

Less distributions
  Dividends from net investment income       (.11)    (.22)    (.23)    (.05)
  Distribution from capital gains            (.01)      -        -        -
          Total distributions                (.12)    (.22)    (.23)    (.05)

  End of period                             $5.08    $5.12    $5.14    $4.99

Total return                                 3.07%(a) 3.95%    7.86%     .72%

Ratios/Supplemental Data
     Net assets, end of period (in 000's)  $6,329   $6,624   $4,760   $2,447

     Ratio of expenses to average net assets
       Before expense reimbursements         1.07%(a) 1.50%    1.90%    4.48%(a)
       After expense reimbursements           .77%(a)(b).84%(b) .66%(b)    0%(a)

     Ratio of net investment income to average net assets
       Before expense reimbursements         3.94%(a)  3.66%   3.39%     .12%(a)
       After expense reimbursements          4.26%(a)  4.32%   4.63%    4.60%(a)

     Portfolio turnover                      1.64%    17.76%  10.04%       0%



*  Commencement of operations

(a)  Annualized

(b) Ratio of expenses to average net assets after the reduction of custodian fees under a custodian agreement were .75% for 1997 and 1996 and .64% for 1995. Prior to 1995, such reductions were reflected in the expense ratios.

See accompanying notes to financial statements



First Hawaii Municipal Bond Fund
First Hawaii Intermediate Municipal Fund
Notes to Financial Statements
March 31, 1997 (Unaudited)

(1)     SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

   First Hawaii Municipal Bond Fund and First Hawaii Intermediate Municipal Fund ("Funds") are each a series of shares of First Pacific Mutual Fund, Inc. which is registered under the Investment Company Act of 1940, as a non-diversified open-end management company.

   The investment objective of the Funds is to provide investors with the maximum level of income exempt from federal and Hawaii income taxes consistent with the preservation of capital. The Funds seek to achieve their objective by investing primarily in municipal securities which pay interest that is exempt from federal and Hawaii income taxes.

   The Funds are subject to the risk of price fluctuation of the municipal securities held in its portfolio which is generally a function of the underlying credit rating of an issuer, the maturity length of the securities, the securities' yield, and general economic and interest rate conditions.

   Since the Funds invest primarily in obligations of issuers located in Hawaii, the marketability and market value of these obligations may be affected by certain Hawaiian constitutional provisions, legislative measures, executive orders, administrative regulations, voter initiatives, and other political and economic developments. If any such problems arise, they could adversely affect the ability of various Hawaiian issuers to meet their financial obligation.

   In preparing financial statements in conformity with generally accepted accounting principles, management makes estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements, as well as the reported amounts of income and expenses during the reported period. Actual results could differ from those estimates.

   (A)  SECURITY VALUATION

          Portfolio securities, which are fixed income securities, are valued by an independent pricing service using market quotations, prices provided by market-makers, or estimates of market values obtained from yield data relating to instruments or securities with similar characteristics, in accordance with procedures established in good faith by the Board of Directors. Securities with remaining maturities of 60 days or less are valued on the amortized cost basis as reflecting fair value. All other securities are valued at their fair value as determined in good faith by the Board of Directors.

   (B)  FEDERAL INCOME TAXES

          It is the Funds' policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute their taxable income, if any, to their shareholders. Therefore, no federal income tax provision is required.

   (C)  SECURITY TRANSACTIONS, INVESTMENT INCOME AND DISTRIBUTIONS TO
           SHAREHOLDERS

          Security transactions are recorded on the trade date. Interest income is recorded on the accrual basis. Bond discounts and premiums are amortized as required by the Internal Revenue Code. Distributions to shareholders are declared daily and reinvested or paid in cash monthly. Premiums and discounts are amortized in accordance with income tax regulations.


(2)     INVESTMENT MANAGEMENT FEE AND OTHER TRANSACTIONS WITH
AFFILIATES

   First Pacific Management Corporation ("FPMC") provides the Funds with management and administrative services pursuant to a management agreement. In accordance with the terms of the management agreement, FPMC receives compensation at the annual rate of .50% of each Fund's average daily net assets.

   The Funds' distributor, First Pacific Securities ("FPS"), a wholly-owned subsidiary of FPMC, received $27,662 for costs incurred in connection with the sale of First Hawaii Municipal Bond Fund's shares (See Note 3).

   First Pacific Recordkeeping, ("FPR"), a wholly-owned subsidiary of FPMC, serves as the transfer agent and accounting agent for the Funds. FPR also provides the Funds with certain clerical, bookkeeping and shareholder services pursuant to a service agreement approved by the Funds' directors. As compensation for these services FPR receives a fee, computed daily and payable monthly, at an annualized rate of .10% of each Fund's average daily net assets.


   For the six months ended March 31, 1997, FPMC and FPR voluntarily waived certain management, transfer agent, shareholder services, and accounting fees in the amount of $9,622 for First Hawaii Intermediate Municipal Fund.

   Certain officers and directors of the Funds are also officers of FPMC, FPS and FPR.


(3) DISTRIBUTION COSTS

   The Funds' Board of Directors, including a majority of the Directors who are not "interested persons" of the Funds, as defined in the Investment Company Act of 1940, adopted a distribution plan pursuant to Rule 12b-1 of the Act. The Plan regulates the manner in which a regulated investment company may assume costs of distributing and promoting the sales of its shares.

   The Plan provides that the Funds may incur certain costs, which may not exceed .25% per annum of the Funds' average daily net assets, for payment to the distributor for items such as advertising expenses, selling expenses, commissions or travel reasonably intended to result in sales of shares of the Funds.


(4) PURCHASES AND SALES/CUSTODY OF SECURITIES

   Purchases and sales of securities aggregated $1,476,633 and $879,338, respectively for the First Hawaii Municipal Bond Fund. Purchases and sales of securities for First Hawaii Intermediate Municipal Fund aggregated $103,701 and $778,225, respectively. Under an agreement with the Custodian Bank, custodian fees are reduced by credits for cash balances. During the six months ended March 31, 1997, such reductions amounted to $5,300 and $648 for the First Hawaii Municipal Bond Fund and the First Hawaii Intermediate Municipal Bond Fund, respectively.








                                   Ward Plaza
                                210 Ward Avenue
                                   Suite 129
                             Honolulu, Hawaii 96814
                                  808/522-7777

October 17, 1996


Dear Shareholder:

The last twelve months have seen a frenzy of stockmarket trading. Time after time the popular averages have made new records, and even experienced investors find it difficult not to be tempted. Unfortunately, market gyrations often divert public attention from traditional fundamentals and intrinsic value, and make it difficult to appreciate quiet (realistic) investment success.

Leahi's primary objective is the same as it has been since our inception: maximum income exemption from federal and Hawaii income taxes consistent with prevention of capital. Our $0.70 dividend in the latest twelve months is just one cent lower than payout over the same period last year, while net asset value of $13.72 is down two cents from the value of the previous year.

Total return for the period was slightly over 5%, composed predominantly of the tax-exempt income component. We have also maintained the high quality of Leahi's investment portfolio. More than 95% of our holdings are in the top three grades of municipal bonds. We will continue to emphasize this quality as we continue to pursue all of the objectives that are important to you.

Does this letter look vaguely familiar? It will might, since it is only slightly modified from our semi-annual report. I hope you will share my satisfaction in a year that was moderately successful and comfortingly uneventful.

Warmest aloha,


\s\

Ronald E. Kent
Chairman, Board of Trustees



              REPORT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS




To the Shareholders and Board of Trustees of Leahi Investment Trust:



We have audited the accompanying statement of assets and liabilities of the Leahi Tax-Free Income Trust (the "Trust"), a series of the Leahi Investment Trust, including the schedule of investments as of September 30, 1996, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation on securities owned as of September 30, 1996, by correspondence with the custodian. Our audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Leahi Tax-Free Income Trust as of September 30, 1996, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended in conformity with generally accepted accounting principles.


                                                          TAIT, WELLER & BAKER

Philadelphia, Pennsylvania
October 17, 1996



                         LEAHI TAX-FREE INCOME TRUST
                           Schedule of Investments
                              September 30, 1996


    Face                                             S&P             Value
   Amount  Investments                               Rating  Percent (Note 1)
           Municipal Bonds - Hawaii
           Hawaii Country Hawaii General Obligation Bonds AAA  3.2%
$  465,000        7.200%, 06/01/06, FGIC Pre-refunded              $  511,500
   200,000        7.200%, 06/01/05, FGIC Pre-refunded                 220,000
   300,000        5.600%, 05/01/11, FGIC                              303,375
   500,000        5.550%, 05/01/09, FGIC                              507,500


           Hawaii State General Obligation Bonds          AA   4.4%
   100,000        7.200%, 09/01/06, Pre-refunded                      110,625
   100,000        7.125%, 09/01/10, Pre-refunded                      110,375
   125,000        7.000%, 06/01/10, Pre-refunded                      135,625
   150,000        7.000%, 06/01/07, Pre-refunded                      162,750
   300,000        6.250%, 01/01/14                                    314,625
   500,000        6.250%, 01/01/13                                    521,250
   200,000        6.000%, 11/01/10                                    211,000
   500,000        5.700%, 10/01/04                                    525,000


           Hawaii State Airport System Revenue Bonds - AMT AAA  6.8%
 1,095,000        7.500%, 07/01/20, FGIC                            1,207,237
   545,000        7.000%, 07/01/20, FGIC                              595,413
   175,000        7.000%, 07/01/10, FGIC                              192,281
 1,025,000        6.750%, 07/01/21, MBIA                            1,091,625
   150,000        5.800%, 07/01/01, MBIA                              157,313


           Hawaii State Airport System Revenue Bonds - AMT A-   2.5%
   500,000        7.000%, 07/01/18                                   540,000
   200,000        7.000%, 07/01/07                                   218,750
   385,000        6.900%, 07/01/12                                   429,275


           Hawaii State Dept. Budget & Finance             AA+    0.3%
            Citizens Utilities Project 85
   125,000        7.375%, 11/01/15                                   127,718

           Hawaii State Dept. Budget & Finance            AAA    1.2%
            Hawaiian Electric Bonds - AMT
$  275,000        6.550%, 12/01/22, MBIA                          $  291,844
   250,000        6.200%, 05/01/26, MBIA                             256,875


           Hawaii State Dept. Budget & Finance             BBB+   4.1%
            Hawaiian Electric Bonds - AMT
 1,060,000        7.625%, 12/01/18                                 1,146,125
   250,000        7.600%, 07/01/20                                   269,375
   500,000        6.875%, 04/01/12                                   513,705


           Hawaii State Dept. Budget & Finance
            Maui Electric                                 BBB+    0.2%
   100,000        6.875%, 04/04/12                                   102,741


           Hawaii State Dept. Budget & Finance            AA     2.3%
            Kaiser Permanente Medical Refunding Bonds
   850,000        6.500%, 03/01/11                                   889,313
   175,000        6.250%, 03/01/21                                   180,031


           Hawaii State Dept. Budget & Finance            A     7.1%
            Kapiolani Healthcare System
   100,000        6.400%, 07/01/13                                   102,875
 1,285,000        6.300%, 07/01/08                                 1,339,613
   340,000        6.250%, 07/01/21                                   345,100
   600,000        6.200%, 07/01/16                                   609,000
   985,000        6.000%, 07/01/19                                   980,075


           Hawaii State Dept. Budget & Finance           AAA    7.5%
            Kapiolani Hospital Pali Momi Project 9
 3,120,000        7.600%, 07/01/10, Pre-refunded                   3,572,400

          Hawaii State Dept. Budget & Finance-Queens Hospital    AAA    1.2%
$  565,000        6.500%, 07/01/12, FGIC Pre-refunded             $  588,306


           Hawaii State Dept. Budget & Finance-Queens Hospital    AA     2.6%
   750,000        6.000%, 07/01/20                                   758,437
   500,000        5.750%, 07/01/26                                   490,625


           Hawaii State Dept. Budget & Finance   AAA    2.3%
            St. Francis Medical Center
 1,000,000        6.500%, 07/01/22, FGIC                           1,065,000


           Hawaii State Dept. of Transportation Revenue Bonds     A+     1.0%
   500,000        5.750%, 03/01/13                                   491,250


           Hawaii State Harbor Capital Improvement Revenue Bonds  A+     0.5%
   200,000        6.200%, 07/01/08                                   210,250


           Hawaii State Harbor Capital Improvement      AAA       3.6%
            Revenue Bonds - AMT
   390,000        7.250%, 07/01/13, AMBAC                            405,272
   100,000        7.250%, 07/01/10, MBIA                             109,250
   270,000        7.000%, 07/01/17, MBIA                             292,275
   500,000        6.500%, 07/01/19, FGIC                             528,125
   250,000        6.250%, 07/01/15, FGIC                             258,125
   105,000        6.200%, 07/01/03, FGIC                             112,088


           Hawaii State Housing Authority Revenue Bonds AAA       2.6%
 1,250,000        5.900%, 07/01/27                                 1,245,312


           Hawaii State Housing Authority Revenue Bonds  A        3.4%
   225,000        6.900%, 07/01/16                                   235,125
 1,370,000        5.900%, 07/01/27                                 1,354,587


           Housing Finance & Development Corp. Revenue Bonds   N/R       2.1%
            Affordable Rental Housing Program
$1,000,000        6.100%, 07/01/30                                $  992,500


           Honolulu City & County General Obligation Bonds      AA        0.6%
            Resource Recovery Improvement - AMT
   250,000        7.300%, 02/01/10                                   270,000


           Honolulu City & County General Obligation Water Bonds  AA      2.1%
   250,000        7.150%, 06/01/11, Pre-refunded                     274,375
   200,000        7.100%, 06/01/07, Pre-refunded                     219,000
   230,000        6.000%, 12/01/09                                   242,075
   250,000        5.800%, 07/01/16                                   252,500


           Honolulu City & County General Obligation Bond-AMT     AA      0.3%
   150,000        7.250%, 02/01/07                                   162,000


           Honolulu City & County General Obligation Bonds        AA     12.9%
   880,000        7.100%, 10/01/09, Pre-refunded                     942,700
   380,000        7.100%, 10/01/08, Pre-refunded                     407,075
   300,000        6.900%, 12/01/06, Pre-refunded                     330,000
   725,000        6.700%, 08/01/11, Pre-refunded                     797,500
   525,000        6.700%, 08/01/10, Pre-refunded                     577,500
   985,000        6.700%, 08/01/09, Pre-refunded                   1,083,500
   820,000        6.700%, 08/01/08, Pre-refunded                     902,000
   375,000        6.700%, 08/01/05, Pre-refunded                     412,500
   460,000        6.100%, 06/01/12                                   478,975
   200,000        6.000%, 06/01/10                                   207,500


           Honolulu City & County General Obligation Mortgage
            Revenue Bonds                         AAA    0.7%
   325,000        6.800%, 07/01/28, MBIA                             348,969


           Honolulu City & County Housing Bond   AAA    0.4%
            Waipahu Tower - AMT
$  200,000        6.900%, 06/20/35, GNMA                          $  209,250


           Kauai County General Obligation Bonds  AAA    2.4%
   100,000        7.350%, 08/01/05, MBIA Pre-refunded                105,750
   250,000        5.900%, 02/01/10, MBIA                             256,563
   250,000        5.900%, 02/01/11, MBIA                             255,625
   500,000        5.850%, 08/01/07, AMBAC                            522,500


           Maui County General Obligation Bonds   AAA    3.9%
   125,000        7.300%, 03/01/03, Pre-refunded                     132,344
   175,000        6.800%, 12/01/08, AMBAC Pre-refunded               191,844
   250,000        6.800%, 12/01/05, AMBAC Pre-refunded               274,063
   735,000        5.750%, 01/01/12, FGIC                             745,106
   235,000        5.750%, 06/01/13, MBIA                             238,231
   250,000        5.700%, 01/01/09, FGIC                             253,437


           Maui County Board of Water Supply      AAA    0.7%
            General Obligation
   300,000        6.500%, 12/01/06, FGIC Pre-refunded                328,875


           University of Hawaii Board of Regents  AAA    1.7%
            Revenue Bonds - AMBAC
   500,000        5.700%, 10/01/17                                   501,875
   300,000        5.650%, 10/01/16                     __________    301,125

             TOTAL HAWAII                               84.6%     40,153,593

           Municipal Bonds - Puerto Rico
           Puerto Rico Electric Power Authority Revenue Bonds    AAA  0.7%
$  300,000        6.250%, 07/01/17, FSA                           $  313,500


           Puerto Rico Commonwealth Electric Power Bonds         A-   0.3%
   120,000        7.000%, 07/01/07                                   127,950


           Puerto Rico Commonwealth General Obligation Bonds     AAA  1.9%
   100,000        7.300%, 07/01/20, Pre-refunded                     111,625
   100,000        6.250%, 07/01/10, MBIA                             105,750
   405,000        6.000%, 07/01/14, MBIA                             416,137
    45,000        7.125%, 07/01/02, FGIC - Pre-refunded               47,045
   230,000        7.125%, 07/01/02, FGIC                             239,041


           Puerto Rico Commonwealth General Obligation Bonds     A   2.9%
   300,00         6.500%, 07/01/23                                   320,250
   750,000        6.450%, 07/01/17                                   798,750
   250,000        6.250%, 07/01/10                                   260,000


           Puerto Rico Commonwealth Highway Authority Bonds      AAA  0.7%
   100,000        8.000%, 07/01/03, Pre-refunded                     108,500
   200,000        7.750%, 07/01/10, Pre-refunded                     226,250


           Puerto Rico Commonwealth Highway Authority Bonds      A   1.6%
   225,000        6.750%, 07/01/05                                   246,094
   530,000        6.000%, 07/01/20                                   531,987


           Puerto Rico Commonwealth Housing Bonds     AAA    0.6%
            Single Family Mortgage Portfolio - AMT
$  300,000        6.250%, 04/01/29, GNMA                          $  303,750


           Puerto Rico Commonwealth Housing Bonds       AA     0.4%
            Single Family Mortgage Portfolio
   175,000        7.500%, 10/01/15                                   183,969



           Puerto Rico Commonwealth Public Building     AAA          0.6%
            Improvement Bonds
   250,000        7.250%, 07/01/10, Pre-refunded                     278,125


           Puerto Rico Commonwealth Public Building     AAA          1.2%
            Authority - Public Education & Health Facilities
   225,000        7.875%, 07/01/16, Series G, Pre-refunded           236,450
   200,000        7.875%, 07/01/16, Series H, Pre-refunded           210,178
   105,000        7.875%, 07/01/07, Pre-refunded                     110,343


           Puerto Rico Medical & Environmental Center Bonds    AAA  1.0%
   440,000        6.250%, 07/01/24, MBIA                             459,250



           Puerto Rico University Revenue Bonds  A     1.8%
$  840,000        6.500%,  06/01/13                  _________   $  873,600

            TOTAL PUERTO RICO                          13.7%      6,508,544

      TOTAL MUNICIPAL BONDS (Cost: $44,645,481)(a)     98.3%     46,662,137
          Other Assets Less Liabilities                 1.7%        802,417
       TOTAL NET ASSETS                               100.0%    $47,464,554


(a) Aggregate cost for federal income tax purposes is $44,645,481.


At September 30, 1996, unrealized appreciation(depreciation) of securities for federal income tax purposes is as follows:

           Gross unrealized appreciation           $2,127,599
           Gross unrealized depreciation             (110,943)
             Total net unrealized appreciation     $2,016,656



The accompanying notes are an integral part of these financial statements



Leahi Tax-Free Income Trust
Statement of Assets and Liabilities
September 30, 1996

ASSETS:
Investment in securities, at value (cost $44,645,481)     $ 46,662,137
Cash                                                            90,409
Receivables:
     Interest                                                  800,329
     Funds shares sold                                           2,250
     Other assets                                                1,270
     TOTAL ASSETS                                           47,556,395

LIABILITIES:
Payables:
     Accrued expenses                                           28,141
     Dividend distributions                                     63,700
     TOTAL LIABILITIES                                          91,841


NET ASSETS:
     (Applicable to 3,460,706 shares outstanding, $.01 par
      value, unlimited shares authorized.)                $ 47,464,554

NET ASSET VALUE:
     Offering and redemption price
      per share ($47,464,554/3,460,706)                         $13.72

NET ASSETS:
     At September 30, 1996, net assets consisted of:
     Paid-in capital                                      $ 45,466,811
     Accumulated net realized loss on investments              (18,913)
     Net unrealized appreciation                          $ 47,464,554


The accompanying notes are an integral part of these financial statements


Leahi Tax-Free Income Trust
Statement of Operations
September 30, 1996

INVESTMENT INCOME:
     Interest                                               $  2,766,773

EXPENSES:
     Investment manager fee (Note 3)                 233,778
     Custodian fees                                   12,100
     Transfer agent fees                              34,892
     Fund accounting & pricing fees                   49,606
     Legal fees                                        5,339
     Insurance                                        11,684
     Auditing fees                                    14,750
     Trustees fees                                     1,400
     Printing                                          3,277
     Distribution fees (Note 4)                       28,408
     Total expenses                                              395,234

     Fee reductions (Note 6)                                      (5,607)
     Net expenses                                                389,627

     Net investment income                                     2,377,146

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:

Net realized gain from security transactions          53,839

Decrease in unrealized appreciation on investments  (147,240)

Net realized and unrealized loss on investments                   (93,401)

Net increase in net assets resulting from operations        $   2,283,745

The accompanying notes are an integral part of these financial statements



Leahi Tax-Free Income Trust
Statement of Changes in Net Assets


                                                 Year Ended September 30,

                                                     1996         1995
INCREASE IN NET ASSETS
Operations:
  Net investment income                              $ 2,377,146   2,275,664
  Realized gain (loss) from security transactions         53,839     (59,064)
  Increase (decrease) in unrealized
      appreciation on investments                       (147,240)  1,586,371

Net increase in net assets resulting from operations   2,283,745   3,802,971

Distribution to Shareholders:
  Distribution from net investment income
   ($0.70 and $0.71 per share, respectively)          (2,377,146) (2,275,664)

                                                         (93,401)  1,527,307

Trust Share Transactions:

                                   SHARES
                           Year Ended September 30,

                               1996        1995

Purchased by investors        435,555     423,298      6,240,969   5,693,362
Issued through reinvestment
       of distributions       113,340     114,602      1,560,495   1,527,950
Repurchased by Trust         (420,514)   (541,062)    (5,780,506) (7,139,863)
Increase (decrease) in shares and net assets derived from Trust
      share transactions      146,381      (3,162)     2,020,958      81,449

                                                       1,927,557   1,608,756

NET ASSETS
     Beginning of period                              45,536,997  43,928,241
     End of period                                   $47,464,554 $45,536,997

The accompanying notes are an integral part of these financial statements



Leahi Tax-Free Income Trust
Financial Highlights
(For a share outstanding throughout the period)


                                         Years ended September 30,

                                       1996       1995       1994       1993       1992

Net asset value, beginning of period   $13.74     $13.24     $14.42     $13.43     $12.97

INCOME FROM INVESTMENT OPERATIONS
  Net investment income                  0.70       0.71       0.69       0.71       0.74
  Net gain (loss) on securities (both
          realized and unrealized)      (0.02)      0.50      (1.08)      1.03       0.50
  Total from investment operations       0.68       1.21      (0.39)      1.74       1.24

LESS DISTRIBUTIONS
  Dividends from net investment income  (0.70)     (0.71)     (0.69)     (0.71)     (0.74)
  Distributions from capital gains       ---        ---       (0.10)     (0.04)     (0.04)
  Total distributions                   (0.70)     (0.71)     (0.79)     (0.75)     (0.78)

Net asset value, end of period         $13.72     $13.74     $13.24     $14.42     $13.43

Total Return                             5.05%      9.40%     (2.76%)    13.34%      9.83%

RATIOS/SUPPLEMENTAL DATA
 Net assets, end of period (in 000's) $47,465    $45,537    $43,928    $44,628    $30,950
 Ratio of expenses to average net
      assets                             0.85%(a)   0.83%(a)   0.85%      0.98%      1.06%
 Ratio of net investment income to
      average net assets                 5.09%      5.30%      5.04%      5.13%      5.60%
 Portfolio turnover                     17.42%     20.16%     22.05%     12.56%      8.04%


(a) Ratio of expenses to average net assets after the reduction of custodian fees under a custodian agreement were 0.83% and 0.82% for 1996 and 1995, respectively. Prior to 1995, such reductions were reflected in the expense ratios.

The accompanying notes are an integral part of these financial statements

                         LEAHI TAX-FREE INCOME TRUST
                        Notes to Financial Statements
                              September 30, 1996


1. Significant Accounting Policies
    Leahi Tax-Free Income Trust (the "Trust") is a series of Leahi Investment Trust which was organized as a Massachusetts business trust on July 23, 1987. The Trust is an open-end, nondiversified management investment company registered under the Investment Company Act of 1940, as amended. On
October 26, 1987, the Trust's registration statement under the Securities
Act of 1933 became effective. The Trust commenced operations on November 2, 1987.

    The investment object of the Fund is to provide investors with the maximum level of income exempt from federal and Hawaii income taxes consistent with the preservation of capital. The Fund seeks to achieve its objective by investing primarily in municipal securities which pay interest that is exempt from federal and Hawaii income taxes.

    The Fund is subject to the risk of price fluctuation of the municipal securities held in its portfolio which is generally a function of the underlying credit rating of an issuer, the maturity length of the securities, the securities' yield, and general economic and interest rate conditions.

    Since the Fund invests primarily in obligations of issuers located in Hawaii, the marketability and market value of these obligations may be affected by certain Hawaiian constitutional provisions, legislative measures, executive orders, administrative regulations, voter initiatives, and other political and economic developments. If any such problems arise, they could adversely affect the ability of various Hawaiian issuers to meet their financial obligation. The Fund also has a concentration of securities from issuers located in Puerto Rico. Those issues could be affected by similar development within Puerto Rico

  a. Security Valuations:
      Portfolio securities, which are fixed income securities, are valued by an independent pricing service using market quotations, prices provided by market makers, or estimates of market values obtained from yield data relating to instruments or securities with similar characteristics, in accordance with procedures established in good faith by the Board of Trustees. Securities with remaining maturities of sixty days or less are valued on the amortized cost basis as reflecting fair value.

   b. Federal Income Taxes:
      It is the Trust's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute its taxable income, if any, to its shareholders. Therefore, no federal income tax provision is required. At September 30, 1996, the Trust had an unused capital loss carryforward of approximately $18,900 of which $17,300 expires in 2003 and $1,600 expires in 2004.

  c.    Other:
      As is common in the industry, security transactions are accounted for on the date the securities are purchased or sold (trade date). Realized gains and losses on security transactions are determined on the basis of specific identification for both financial statement and federal income tax purposes. Distributions to shareholders are recorded on the ex-dividend date. Interest income and estimated expenses are accrued daily. Premiums and discounts are amortized in accordance with income tax regulations.

2.      Dividend Distributions
     The Trust accrues dividends daily and pays dividends either monthly in cash, or reinvests dividends at the then current net asset value.

3.      Investment Manager Fees
     Leahi Management Company, Inc. serves as the Trust's Investment Manager, and provides portfolio management services, office facilities, executive, administrative, clerical services, and monitors legal regulatory compliance for the Trust. For the services provided under the terms of the Investment Management Agreement, the Investment Manager receives a monthly fee at the annual rate of 1/2 of 1% of the value of the average daily net assets of the Trust.
     All expenses incurred in the operation of the Trust are home by the Trust, however, the Investment Manager has agreed with the Trust that if in any fiscal year, the operating expenses of the Trust exceed 1% of the average annual net assets, the Investment Manager will reduce its fees to the extent necessary to limit the Trust's expense to the maximum allowed.
     Certain officers and trustees of the Trust are also officers and/or directors of Leahi Management Company.

4.      Distribution Fees
     The Trust's Board of Trustees, including a majority of the Trustees who are not "interested persons" of the Trust, as defined in the Investment Company Act of 1940 (the "Act), have adopted a promotion and marketing plan (the "Plan") pursuant to Rule 12b-1 of the Act. The Plan regulates the manner in which regulated investment companies may assume costs of distributing and promoting the sales of its shares.
     The Plan provides that the Trust incur certain costs which may not exceed 1/4 of 1% of the value of the annual average daily net assets of the Trust for such items as advertisements, sales literature, commissions and other expenses related to the promotion and marketing of the Trust's shares.
    The Plan permits the Investment Manager to carryforward for a maximum of three years (without carrying charge) any unreimbursed promotion and marketing expenses covered by the Plan. Unreimbursed costs as of September 30, 1996 amounted to $25,096.

5.      Purchases and Sales of Securities
     During the year ended September 30, 1996, purchases and sales of securities, other than short-term securities, aggregated $10,191,278 and $7,991,258, respectively.

6.      Custody Fees
     Under an agreement with the custodian bank, custody fees are reduced by credits for cash balances. Such reductions amounted to $5,607 during the year ended September 30, 1996.

                    This page is intentionally left blank.

                    This page is intentionally left blank.

TRUSTEES OF LEAHI INVESTMENT TRUST

                    ERNEST W. ALBRECHT, Honolulu, Hawaii
                      GAIL ANN CHEW, Honolulu, Hawaii
                      RONALD E. KENT, Honolulu, Hawaii
                    KAREN T. NAKAMURA, Honolulu, Hawaii
                   DIANNE J. QUALTROUGH, Honolulu, Hawaii
                     KIM F. SCOGGINS, Honolulu, Hawaii
                     DAVID M. WALKER, Honolulu, Hawaii


                              INVESTMENT MANAGER
                        LEAHI MANAGEMENT COMPANY, INC.
              210 Ward Avenue, Suite 129, Honolulu, Hawaii 96814

                                DISTRIBUTOR
                        LINSCO/PRIVATE LEDGER, CORP.
             210 Ward Avenue, Suite 129, Honolulu, Hawaii 96814

                      DEPOSITORY AND DISBURSING AGENT
                               BANK OF HAWAII
                 Ward Plaza Branch, Honolulu, Hawaii 96814

                                 CUSTODIAN
                     THE FIRST NATIONAL BANK OF BOSTON
               150 Royall Street, Canton, Massachusetts 02021

                               TRANSFER AGENT
                             FPS SERVICES, INC.
                    3200 Horizon Drive, P.O. Box 61503,
                    King of Prussia, Pennsylvania 19406

                                  AUDITORS
                            TAIT, WELLER & BAKER
                  Two Penn Center, Suite 700, Philadelphia
                             Pennsylvania 19102

                           LEGAL COUNSEL TO TRUST
                          SULLIVAN & WORCESTER LLP
                           One Post Office Square
                        Boston, Massachusetts 02109


              This material may be used as sales literature, if
               preceded or accompanied by a current prospectus
                which gives details about charges, investment
               objectives and operating policies of the Trust.


                         LEAHI TAX-FREE INCOME TRUST
                           Schedule of Investments
                                March 31, 1997
                                 (Unaudited)


    Face                                         S&P             Value
   Amount  Investments                         Rating Percent  (Note 1)
           Municipal Bonds - Hawaii
           Hawaii Country Hawaii General Obligation Bonds    AAA  2.1%
$  465,000       7.200%, 06/01/06, FGIC Pre-refunded           $  504,525
   200,000       7.200%, 06/01/05, FGIC Pre-refunded              217,000
   300,000       5.600%, 05/01/11, FGIC                           303,375


           Hawaii State General Obligation Bonds A+     3.2%
   100,000       7.200%, 09/01/06, Pre-refunded                   109,000
   100,000       7.125%, 09/01/10, Pre-refunded                   108,750
   125,000       7.000%, 06/01/10, Pre-refunded                   133,750
   150,000       7.000%, 06/01/07, Pre-refunded                   160,500
   300,000       6.250%, 01/01/14                                 310,875
   500,000       6.250%, 01/01/13                                 517,500
   200,000       6.000%, 11/01/10                                 210,750


           Hawaii State Airport System Revenue Bonds - AMT   AAA  6.7%
 1,095,000       7.500%, 07/01/20, FGIC - AMT                  1,219,400
   545,000       7.000%, 07/01/20, FGIC - AMT                    589,281
   175,000       7.000%, 07/01/10, FGIC - AMT                    190,750
 1,025,000       6.750%, 07/01/21, MBIA - AMT                  1,082,656
   150,000       5.800%, 07/01/01, MBIA                          156,187


           Hawaii State Airport System Revenue Bonds - AMT   A-   2.4%
   500,000       7.000%, 07/01/18 - AMT                          533,750
   200,000       7.000%, 07/01/07 - AMT                          215,750
   385,000       6.900%, 07/01/12 - AMT                          428,793


           Hawaii State Dept. Budget & Finance   AAA    1.5%
            Hawaiian Electric Bonds - AMT
$  275,000       6.550%, 12/01/22, MBIA                       $  284,969
   250,000       6.200%, 05/01/26, MBIA                          252,187
   200,000       5.875%, 12/01/26                                193,000


           Hawaii State Dept. Budget & Finance    BBB+    2.9%
            Hawaiian Electric Bonds - AMT
   250,000       7.600%, 07/01/20                                267,500
 1,060,000       7.625%, 12/01/18                              1,134,200


           Hawaii State Dept. Budget & Finance
            Maui Electric                         BBB+    0.2%
   100,000       6.875%, 04/01/12                                102,731


           Hawaii State Dept. Budget & Finance    AA     2.2%
            Kaiser Permanente Medical Refunding Bonds
   850,000       6.500%, 03/01/11                                885,063
   175,000       6.250%, 03/01/21                                179,593


           Hawaii State Dept. Budget & Finance    A      6.9%
            Kapiolani Healthcare System
   100,000       6.400%, 07/01/13                               102,000
 1,285,000       6.300%, 07/01/08                             1,334,793
   340,000       6.250%, 07/01/21                               341,700
   600,000       6.200%, 07/01/16                               603,000
   985,000       6.000%, 07/01/19                               966,531



           Hawaii State Dept. Budget & Finance   AAA    7.3%
            Kapiolani Hospital Pali Momi Project 9
$3,120,000       7.600%, 07/01/10, Pre-refunded            $  3,517,800


           Hawaii State Dept. Budget & Finance-Queens Hospital    AA   4.2%
   945,000       6.000%, 07/01/20                               953,269
 1,100,000       5.750%, 07/01/26                             1,071,125


           Hawaii State Dept. Budget & Finance     AAA    2.1%
            St. Francis Medical Center
 1,000,000       6.500%, 07/01/22, FGIC                       1,051,250


           Hawaii State Dept. of Transportation Revenue Bonds     A-   1.0%
   500,000       5.750%, 03/01/13                               490,000


           Hawaii State Harbor Capital Improvement Revenue Bonds  A+   0.4%
   200,000       6.200%, 07/01/08                               208,000


           Hawaii State Harbor Capital Improvement      AAA       3.5%
            Revenue Bonds - AMT
   390,000       7.250%, 07/01/13, AMBAC                        400,128
   100,000       7.250%, 07/01/10, MBIA                         108,250
   270,000       7.000%, 07/01/17, MBIA                         289,238
   500,000       6.500%, 07/01/19, FGIC                         521,250
   250,000       6.250%, 07/01/15, FGIC                         256,250
   105,000       6.200%, 07/01/03, FGIC                         111,037


           Hawaii State Housing Authority Revenue Bonds AAA      2.6%
$1,250,000       5.900%, 07/01/27, MBIA                     $ 1,234,375


           Hawaii State Housing Authority Revenue Bonds  A        3.0%
   225,000       6.900%, 07/01/16                               234,563
 1,220,000       5.900%, 07/01/27                             1,207,800


           Housing Finance & Development Corp. Revenue Bonds  N/R 2.1%
            Affordable Rental Housing Program
 1,000,000       6.100%, 07/01/30                            $  993,750


           Honolulu City & County General Obligation Bonds    AA   0.6%
            Resource Recovery Improvement - AMT
   250,000       7.300%, 02/01/10                              267,813


           Honolulu City & County General Obligation Water Bonds  AA  2.0%
   250,000       7.150%, 06/01/11, Pre-refunded                270,625
   200,000       7.100%, 06/01/07, Pre-refunded                216,000
   230,000       6.000%, 12/01/09                              243,225
   250,000       5.800%, 07/01/16                              248,438


           Honolulu City & County General Obligation Bond-AMT     AA  0.3%
   150,000       7.250%, 02/01/07                              161,063


           Honolulu City & County General Obligation Mortgage
            Revenue Bonds                           AAA    0.7%
   325,000       6.800%, 07/01/28, MBIA                        348,563

           Honolulu City & County General Obligation Bonds        AA  12.5%
$  880,000       7.100%, 10/01/09, Pre-refunded             $  930,600
   380,000       7.100%, 10/01/08, Pre-refunded                401,850
   300,000       6.900%, 12/01/06, Pre-refunded                325,875
   725,000       6.700%, 08/01/11, Pre-refunded                787,531
   525,000       6.700%, 08/01/10, Pre-refunded                570,281
   985,000       6.700%, 08/01/09, Pre-refunded              1,069,956
   820,000       6.700%, 08/01/08, Pre-refunded                890,725
   375,000       6.700%, 08/01/05, Pre-refunded                407,344
   460,000       6.100%, 06/01/12                              477,250
   200,000       6.000%, 06/01/10                              207,500


           Honolulu City & County Housing Bond   AAA    0.4%
            Waipahu Tower - AMT
   200,000       6.900%, 06/20/35, GNMA                        209,000


           Kauai County General Obligation Bonds AAA    2.4%
   100,000       7.350%, 08/01/05, MBIA Pre-refunded           104,250
   250,000       5.900%, 02/01/10, MBIA                        256,250
   250,000       5.900%, 02/01/11, MBIA                        255,625
   500,000       5.850%, 08/01/07, AMBAC                       524,375


           Maui County Board of Water Supply     AAA    0.7%
            General Obligation
   300,000       6.500%, 12/01/06, FGIC Pre-refunded            325,125


           Maui County General Obligation Bonds  AAA    3.8%
$  125,000       7.300%, 03/01/03, Pre-refunded              $  130,653
   175,000       6.800%, 12/01/08, AMBAC Pre-refunded           189,438
   250,000       6.800%, 12/01/05, AMBAC Pre-refunded           270,625
   735,000       5.750%, 01/01/12, FGIC                         744,188
   235,000       5.750%, 06/01/13, MBIA                         237,350
   250,000       5.700%, 01/01/09, FGIC                         253,750


           University of Hawaii Board of Regents AAA    2.6%
            Revenue Bonds - AMBAC
  500,000        5.700%, 10/01/17                               493,125
  800,000        5.650%, 10/01/16            __________         789,000

            TOTAL HAWAII                         81.4%       39,408,992


           Municipal Bonds - Puerto Rico
           Puerto Rico Electric Power Authority Revenue Bonds      AAA  0.6%
$  300,000       6.250%, 07/01/17, FSA                       $  310,875


           Puerto Rico Commonwealth Electric Power Bonds    BBB+     0.2%
   120,000       7.000%, 07/01/07                               126,750


           Puerto Rico Commonwealth General Obligation Bonds   AAA  1.4%
   100,000       7.300%, 07/01/20, Pre-refunded                 110,000
    50,000       7.125%, 07/01/02, Pre-refunded                  51,400
   180,000       7.125%, 07/01/02, FGIC                         184,716
   100,000       6.250%, 07/01/10, FGIC                         106,000
   250,000       5.750%, 07/01/14, MBIA                         248,750


          Puerto Rico Commonwealth General Obligation Bonds     A   2.8%
   300,000       6.500%, 07/01/23                               321,375
   750,000       6.450%, 07/01/17                               795,937
   250,000       6.250%, 07/01/10                               259,687


           Puerto Rico Commonwealth Highway Authority Bonds      AAA  0.7%
   100,000       8.000%, 07/01/03, Pre-refunded                 106,750
   200,000       7.750%, 07/01/10, Pre-refunded                 222,750


           Puerto Rico Commonwealth Highway Authority Bonds      A   1.6%
   225,000       6.750%, 07/01/05                               246,094
   630,000       6.000%, 07/01/20                               629,213
   530,000       5.750%, 07/01/18                               514,763


           Puerto Rico Commonwealth Housing Bonds    AAA    0.8%
            Single Family Mortgage Portfolio - AMT
$  360,000       6.250%, 04/01/29, GNMA                      $  364,500


           Puerto Rico Commonwealth Housing Bonds     AA     0.4%
            Multi-Family Mortgage Portfolio
   175,000       7.500%, 10/01/15                               183,312



           Puerto Rico Commonwealth Public Building    AAA    0.6%
            Improvement Bonds
   250,000       7.250%, 07/01/10, Pre-refunded                 274,063


           Puerto Rico Commonwealth Public Building    AAA    2.0
            Authority - Public Education & Health Facilities
   225,000       7.875%, 07/01/16, Series G, Pre-refunded       236,450
   200,000       7.875%, 07/01/16, Series H, Pre-refunded       210,178
   550,000       5.500%, 07/01/25, Series A                     524,562


           Puerto Rico Commonwealth Public Building      A    0.3%
            Authority - Public Education & Health Facilities
   150,000       5.570%, 07/01/15                              147,000


           Puerto Rico Medical & Environmental Center Bonds      AAA  1.9%
   440,000       6.250%, 07/01/24, MBIA                        456,500
   455,000       6.250%, 08/01/32, FHA                         463,531

           Puerto Rico University Revenue Bonds      A     1.1%
$  500,000       6.500%, 06/01/13                  _________$  514,375

          TOTAL PUERTO RICO                           15.7%  7,598,318

    TOTAL MUNICIPAL BONDS (Cost: $45,466,743)(a)    97.1%   47,007,310
         Other Assets Less Liabilities               2.9%    1,383,173
    TOTAL NET ASSETS                               100.0%  $48,390,483


(a) Aggregate cost for federal income tax purposes is $45,466,743.


At March 31, 1997, unrealized appreciation (depreciation) of securities for federal income tax purposes is as follows:

           Gross unrealized appreciation           $1,749,659
           Gross unrealized depreciation             (209,092)
             Total net unrealized appreciation     $1,540,567

The accompanying notes are an integral part of these financial statements




Leahi Tax-Free Income Trust
Statement of Assets and Liabilities
March 31, 1997 (Unaudited)


ASSETS:
Investment in securities, at value (cost $45,466,743)           $ 47,007,310
Cash                                                                 835,094
Receivables:
     Interest                                                        783,552
     Funds shares sold                                                11,409
     Other assets                                                      6,324
     TOTAL ASSETS                                                 48,634,689

LIABILITIES:
Payables:
     Accrued expenses                                                 32,915
     Dividend distributions                                           69,131
     Redemptions                                                     151,161
     TOTAL LIABILITIES                                               253,206

NET ASSETS:
     (Applicable to 3,559,886 shares outstanding,
        $.01 par value, unlimited shares authorized.)           $ 48,390,483

NET ASSET VALUE:
     Offering and redemption price per share
          ($48,390,483/3,559,886)                                     $13.59

NET ASSETS:
     At March 31, 1997, net assets consisted of:
     Paid-in capital                                            $ 46,831,010
     Accumulated net realized loss on investments                     18,906
     Net unrealized appreciation                                   1,540,567
                                                                $ 48,390,483


The accompanying notes are an integral part of these financial statements


Leahi Tax-Free Income Trust
Statement of Operations
Quarter Ended March 31, 1997 (Unaudited)



INVESTMENT INCOME:
     Interest                                                   $  1,418,910

EXPENSES:
     Investment manager fee                           119,659
     Custodian fees                                     2,111
     Transfer agent fees                               13,454
     Fund accounting & pricing fees                    24,155
     Legal fees                                         5,468
     Insurance                                         15,500
     Trustees fees                                      1,000
     Printing                                           2,871
     Miscellaneous                                     15,963

     Total expenses                                                  200,181

     Fee reductions (Note 6)                                          (1,547)
     Net expenses                                                    198,634

     Net investment income                                         1,220,276

NET REALIZED AND UNREALIZED LOSS ON INVESTMENTS:

Net realized gain from security transactions          37,819

Decrease in unrealized appreciation on investments  (476,089)

Net realized and unrealized loss on investments                    (438,270)

Net increase in net assets resulting from operations            $   782,006


The accompanying notes are an integral part of these financial statements



Leahi Tax-Free Income Trust
Statement of Changes in Net Assets





                                                   Six-Months
                                                     Ended       Year Ended
                                                    3/31/97       9/30/96
INCREASE IN NET ASSETS
Operations:
     Net investment income                       $  1,220,276    $ 2,377,146
     Realized gain (loss) from
         security transactions                         37,819         53,839
     Increase (decrease) in unrealized
         appreciation on investments                 (476,089)      (147,240)

Net increase in net assets resulting from operations  782,006      2,283,745

Distribution to Shareholders:
     Distribution from net investment income
     ($0.70 and $0.71 per share, respectively)    (1,220,276)     (2,377,146)

                                                    (438,270)        (93,401)



Trust Share Transactions:

                                    SHARES
                              Six-Months
                                 Ended   Year Ended
                                3/31/97   9/30/96
Purchased by investors          219,350   435,555  3,015,775      6,240,969
Issued through reinvestment
         of distributions        59,985   113,340    825,754      1,560,495
Repurchased by Trust           (180,155) (420,514)(2,477,330)    (5,780,506)
Increase (decrease) in shares and net assets derived from
   Trust share transactions      99,180   146,381  1,364,199      2,020,958
                                                     925,929      1,927,557

NET ASSETS
     Beginning of period                          47,464,554     45,536,997
     End of period                               $48,390,483    $47,464,554



The accompanying notes are an integral part of these financial statements



Leahi Tax-Free Income Trust
Financial Highlights
(For a share outstanding throughout the period)


                                           Six-Months
                                             Ended
                                            3/31/97     Years ended September 30,
                                          (Unaudited)   1996    1995        1994      1993      1992
Net asset value, beginning of period         $13.72    $13.74  $13.24      $14.42    $13.43    $12.97

INCOME FROM INVESTMENT OPERATIONS
     Net investment income                     0.35      0.70    0.71        0.69      0.71      0.74
     Net gain (loss) on securities (both
          realized and unrealized)            (0.13)    (0.02)   0.50       (1.08)     1.03      0.50
     Total from investment operations          0.22      0.68    1.21       (0.39)     1.74      1.24

LESS DISTRIBUTIONS
     Dividends from net investment income     (0.35)    (0.70)  (0.71)      (0.69)    (0.71)    (0.74)
     Distributions from capital gains          ---       ---     ---        (0.10)    (0.04)    (0.04)
     Total distributions                      (0.35)    (0.70)  (0.71)      (0.79)    (0.75)    (0.78)

Net asset value, end of period               $13.59    $13.72   $13.74     $13.24    $14.42    $13.43

Total Return                                  3.20%      5.05%    9.40%(b)  (2.76%)   13.34%     9.83%

RATIOS/SUPPLEMENTAL DATA
     Net assets, end of period (in 000's)   $48,391   $47,465   $45,537   $43,928   $44,628  $30,950
     Ratio of expenses to average net
          assets                               0.83%     0.85%     0.83%(c)  0.85%     0.98%     1.06%
     Ratio of net investment income to
          average net assets                   5.08%     5.09%     5.30%(c)  5.04%     5.13%     5.60%
     Portfolio turnover                        6.83%    17.42%    20.16%    22.05%    12.56%     8.04%


(a) Ratio of expenses to average net assets after the reduction of custodian fees under a custodian agreement were 0.83% and 0.82% for 1996 and 1995, respectively. Prior to 1995, such reductions were reflected in the expense ratios.

The accompanying notes are an integral part of these financial statements

                         LEAHI TAX-FREE INCOME TRUST
                        Notes to Financial Statements
                                March 31, 1997
                                 (Unaudited)

1. Significant Accounting Policies
    Leahi Tax-Free Income Trust (the "Trust") is a series of Leahi Investment Trust which was organized as a Massachusetts business trust on July 23, 1987. The Trust is an open-end, nondiversified management investment company registered under the Investment Company Act of 1940, as amended.
On October 26, 1987, the Trust's registration statement under the Securities Act of 1933 became effective. The Trust commenced operations on November 2, 1987.

    The investment object of the Fund is to provide investors with the maximum level of income exempt from federal and Hawaii income taxes consistent with the preservation of capital. The Fund seeks to achieve its objective by investing primarily in municipal securities which pay interest that is exempt from federal and Hawaii income taxes.

    The Fund is subject to the risk of price fluctuation of the municipal securities held in its portfolio which is generally a function of the underlying credit rating of an issuer, the maturity length of the securities, the securities' yield, and general economic and interest rate conditions.

    Since the Fund invests primarily in obligations of issuers located in Hawaii, the marketability and market value of these obligations may be affected by certain Hawaiian constitutional provisions, legislative measures, executive orders, administrative regulations, voter initiatives, and other political and economic developments. If any such problems arise, they could adversely affect the ability of various Hawaiian issuers to meet their financial obligation. The Fund also has a concentration of securities from issuers located in Puerto Rico. Those issues could be affected by similar development within Puerto Rico

   a. Security Valuations:
      Portfolio securities, which are fixed income securities, are valued by an independent pricing service using market quotations, prices provided by market makers, or estimates of market values obtained from yield data relating to instruments or securities with similar characteristics, in accordance with procedures established in good faith by the Board of Trustees. Securities with remaining maturities of sixty days or less are valued on the amortized cost basis as reflecting fair value.

   b. Federal Income Taxes:
      It is the Trust's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute its taxable income, if any, to its shareholders. Therefore, no federal income tax provision is required. At September 30, 1996, the Trust had an unused capital loss carryforward of approximately
$18,900 of which $17,300 expires in 2003 and $1,600 expires in 2004.


  c.  Other:
       As is common in the industry, security transactions are accounted for on the date the securities are purchased or sold (trade date). Realized gains and losses on security transactions are determined on the basis of specific identification for both financial statement and federal income tax purposes. Distributions to shareholders are recorded on the ex-dividend date. Interest income and estimated expenses are accrued daily. Premiums and discounts are amortized in accordance with income tax regulations.

2.      Dividend Distributions
        The Trust accrues dividends daily and pays dividends either monthly in cash, or reinvests dividends at the then current net asset value.

3.      Investment Manager Fees
        Leahi Management Company, Inc. serves as the Trust's Investment Manager, and provides portfolio management services, office facilities, executive, administrative, clerical services, and monitors legal regulatory compliance for the Trust. For the services provided under the terms of the Investment Management Agreement, the Investment Manager receives a monthly fee at the annual rate of 1/2 of 1% of the value of the average daily net assets of the Trust.
        All expenses incurred in the operation of the Trust are home by the Trust, however, the Investment Manager has agreed with the Trust that if in any fiscal year, the operating expenses of the Trust exceed 1% of the average annual net assets, the Investment Manager will reduce its fees to the extent necessary to limit the Trust's expense to the maximum allowed.
        Certain officers and trustees of the Trust are also officers and/or directors of Leahi Management Company.

4.      Distribution Fees
        The Trust's Board of Trustees, including a majority of the Trustees who are not "interested persons" of the Trust, as defined in the Investment Company Act of 1940 (the "Act), have adopted a promotion and marketing plan (the "Plan") pursuant to Rule 12b-1 of the Act. The Plan regulates the manner in which regulated investment companies may assume costs of distributing and promoting the sales of its shares.
        The Plan provides that the Trust incur certain costs which may not exceed 1/4 of 1% of the value of the annual average daily net assets of the Trust for such items as advertisements, sales literature, commissions and other expenses related to the promotion and marketing of the Trust's shares.

       The plan permits the Investment Manager to carry forward for a maximum of three years (without carrying charge) any unreimbursed promotion and marketing expenses covered by the plan. Unreimbursed costs as of March 31, 1997 amounted to $29,186.

5.      Purchases and Sales of Securities
        During the year ended March 31, 1997, purchases and sales of securities, other than short-term securities, aggregated $4,049,634 and $3,223,137, respectively.

6.      Custody Fees
        Under an agreement with the custodian bank, custody fees are reduced by credits for cash balances. Such reductions amounted to $1,547 during the six months ended March 31, 1997.


FIRST HAWAII MUNICIPAL BOND FUND

PRO FORMA STATEMENT OF NET ASSETS
March 31, 1997 (Unaudited)

                                                    First   Pro
Leahi       First Hawaii                  Leahi     Hawaii  Forma *  Pro Forma
Par Value   Par Value                     Value     Value   Adjust-   Balance
                                                             ments
                         HAWAII MUNICIPAL BONDS
                 Hawaii County
                  General Obligation Bonds
$    -     $1,150,000  7.050%,6/01/01  $     -    $ 1,242,000 $  -  $ 1,242,000
     -        100,000  6.800%,12/01/01       -        102,689    -      102,689
  465,000     565,000  7.200%,6/01/06     504,925     613,025    -    1,117,950
  200,000        -     7.200%,6/01/05     217,000        -       -      217,000
  300,000        -     5.600%,5/01/11     303,375        -       -      303,375
                                        1,025,300   1,957,714    -    2,983,014

                 Hawaii State
                  General Obligation Bonds
     -        135,000   6.000%,10/01/08      -        143,775    -      143,775
     -        330,000   7.125%,9/01/09       -        358,875    -      358,875
  100,000        -      7.200%,9/01/06    109,000        -       -      109,000
  150,000        -      7.000%,6/01/07    160,500        -       -      160,500
  125,000        -      7.000%,6/01/10    133,750        -       -      133,750
  100,000        -      7.125%,9/01/10    108,750        -       -      108,750
  200,000        -      6.000%,11/01/10   210,750        -       -      210,750
  500,000        -      6.250%,1/01/13    517,500        -       -      517,500
  300,000        -      6.250%,1/01/14    310,875        -       -      310,875
                                        1,551,125     502,650    -    2,053,775

                  Airport Systems Revenue Bonds
     -        400,000   5.125%,7/01/00       -        404,500    -      404,500
     -        345,000   6.300%,7/01/01       -        364,406    -      364,406
  545,000     560,000   7.000%,7/01/20    589,281     605,500    -    1,194,781
1,120,000   1,330,000   7.500%,7/01/20  1,219,400   1,448,037    -    2,667,437
  150,000        -      5.800%,7/01/01    156,188        -       -      156,188
  200,000        -      7.000%,7/01/07    215,750        -       -      215,750
  175,000        -      7.000%,7/01/10    190,750        -       -      190,750
  385,000        -      6.900%,7/01/12    428,794        -       -      428,794
  500,000        -      7.000%,7/01/18    533,750        -       -      533,750
1,025,000        -      6.750%,7/01/21  1,082,656        -       -    1,082,656
                                        4,416,569   2,822,443    -    7,239,012


FIRST HAWAII MUNICIPAL BOND FUND

PRO FORMA STATEMENT OF NET ASSETS - (Continued)


March 31, 1997 (Unaudited)

                                                   First     Pro
Leahi        First Hawaii                Leahi     Hawaii    Forma * Pro Forma
Par Value    Par Value                   Value     Value     Adjust-  Balance
                                                              ments
                  Hawaiian Electric Company, Inc.
1,060,000    1,660,000  7.625%,12/01/18  1,134,200   1,776,200   -    2,910,400
  250,000      310,000  7.600%,7/01/20     267,500     331,700   -      599,200
  250,000      200,000  6.200%,5/01/26     252,188     201,750   -      453,938
  200,000      400,000  5.875%,12/01/26    193,000     386,000   -      579,000
  500,000         -     6.875%,4/01/12     513,655        -      -      513,655
  275,000         -     6.555%,12/01/22    284,969        -      -      284,969
                                         2,645,512   2,695,650   -    5,341,162

                  Kapiolani Hospital
  100,000    1,550,000  6.400%,7/01/13     102,000   1,581,000   -    1,683,000
     -         430,000  7.650%,7/01/19        -        485,900   -      485,900
     -          10,000  6.875%,4/01/12        -         10,273   -       10,273
1,285,000         -     6.300%,7/01/08   1,334,794        -      -    1,334,794
3,120,000         -     7.600%,7/01/10   3,517,800        -      -    3,517,800
  600,000         -     6.200%,7/01/16     603,000        -      -      603,000
  985,000         -     6.000%,7/01/19     966,531        -      -      966,531
  340,000         -     6.250%,7/01/21     341,700        -      -      341,700
                                         6,865,825   2,077,173   -    8,942,998

                  Kaiser Permanente Center
  175,000    2,150,000  6.250%,3/01/21     179,594   2,206,438   -    2,386,032
  850,000         -     6.500%,3/01/11     885,063        -      -      885,063
                                         1,064,657   2,206,438   -    3,271,095

                  Queen's Medical Center Program
     -         200,000  6.800%,7/01/00        -        209,000   -      209,000
     -         300,000  5.200%,7/01/04        -        302,625   -      302,625
     -         540,000  6.900%,7/01/04        -        569,025   -      569,025
     -         250,000  6.125%,7/01/11        -        269,375   -      269,375
     -         600,000  6.200%,7/01/22        -        648,750   -      648,750
1,100,000    1,635,000  5.750%,7/01/26   1,071,125   1,592,081   -    2,663,206
  945,000         -     6.000%,7/01/20     953,269        -      -      953,269
                                         2,024,394   3,590,856   -    5,615,250

                  St. Francis Medical Center
1,000,000    1,765,000  6.500%,7/01/22   1,051,250   1,855,456   -    2,906,706


FIRST HAWAII MUNICIPAL BOND FUND

PRO FORMA STATEMENT OF NET ASSETS - (Continued)


March 31, 1997 (Unaudited)

                                               First
Leahi      First Hawaii                Leahi   Hawaii   Pro Forma *  Pro Forma
Par Value  Par Value                   Value   Value    Adjustments  Balance
                  Wahiawa General Hospital
     -       230,000    7.125%,7/01/98       -        234,887    -      234,887
     -     2,985,000    7.500%,7/01/12       -      3,141,713    -    3,141,713
                                             -      3,376,600    -    3,376,600

                  Maui Electric
  100,000       -       6.875%,4/01/12    102,731        -       -      102,731

                  Department of Transportation
                    Special Facilities Revenue Bonds
  500,000  2,250,000    5.750%,3/01/13    490,000   2,205,000    -    2,695,000

                  Harbor Capital Improvements Revenue Bonds, Series 1989
     -       300,000    5.650%,7/01/02       -        308,625    -      308,625
  105,000    100,000    6.200%,7/01/03    111,037     105,750    -      216,787
     -       280,000    6.300%,7/01/04       -        298,900    -      298,900
  100,000    125,000    7.250%,7/01/10    108,250     135,312    -      243,562
  390,000    305,000    7.250%,7/01/13    400,128     312,921    -      713,049
  270,000    540,000    7.000%,7/01/17    289,238     578,475    -      867,713
  500,000    300,000    6.500%,7/01/19    521,250     312,750    -      834,000
     -       400,000    5.500%,7/01/27       -        366,500    -      366,500
  200,000       -       6.200%,7/01/08    208,000        -       -      208,000
  250,000       -       6.250%,7/01/15    256,250        -       -      256,250
                                        1,894,153   2,419,233    -    4,313,386

                  Highway Revenue Bonds, Series 1993
     -        200,000   5.000%,7/01/09       -        191,500     -     191,500
     -        150,000   5.000%,7/01/11       -        140,063     -     140,063
     -      1,000,000   5.600%,7/01/14       -        978,750     -     978,750
                                             -      1,310,313     -   1,310,313



FIRST HAWAII MUNICIPAL BOND FUND

PRO FORMA STATEMENT OF NET ASSETS - (Continued)

March 31, 1997 (Unaudited)


                                                First
Leahi     First Hawaii                 Leahi    Hawaii   Pro Forma * Pro Forma
Par Value Par Value                    Value    Value    Adjustments  Balance
                Housing Authority Single Family Mortgage Purpose Revenue Bonds
     -       145,000   6.300%,7/01/99        -       148,625     -      148,625
     -       525,000   8.000%,7/01/08        -       542,063     -      542,063
     -       390,000   8.000%,7/01/10        -       406,088     -      406,088
     -       405,000   7.000%,7/01/11        -       424,238     -      424,238
     -       100,000   5.700%,7/01/13        -       100,000     -      100,000
     -       590,000   6.900%,7/01/16        -       615,075     -      615,075
     -       305,000   7.375%,7/01/16        -       311,884     -      311,884
     -     1,505,000   8.125%,7/01/17        -     1,568,962     -    1,568,962
     -       530,000   9.250%,7/01/17        -       539,148     -      539,148
     -       495,000   8.125%,7/01/19        -       516,037     -      516,037
     -       400,000   6.750%,7/01/20        -       411,000     -      411,000
     -       540,000   7.100%,7/01/24        -       562,950     -      562,950
2,470,000  2,015,000   5.900%,7/01/27   2,442,175  1,992,350     -    4,434,525
     -       115,000   7.800%,7/01/29        -       120,175     -      120,175
  225,000       -      6.900%,7/01/16     234,562       -        -      234,562
                                        2,676,737  8,258,595     -   10,935,332

                  Multi-Family Mortgage Purpose Revenue Bonds
     -        70,000   4.000%,7/01/97        -        69,922     -       69,922
     -       180,000   4.500%,1/01/99        -       179,100     -      179,100
     -       200,000   4.800%,1/01/01        -       198,250     -      198,250
     -       205,000   4.800%,7/01/01        -       204,231     -      204,231
     -       210,000   4.900%,1/01/02        -       207,638     -      207,638
     -       215,000   4.900%,7/01/02        -       213,925     -      213,925
     -     1,000,000   5.700%,7/01/18        -       972,500     -      972,500
1,000,000  1,500,000   6.100%,7/01/30     993,750  1,490,625     -    2,484,375
                                          993,750  3,536,191     -    4,529,941

                  Public Housing Authority Bonds
     -       185,000   5.750%,8/01/00        -       189,458     -      189,458
     -       250,000   5.750%,8/01/04        -       255,690     -      255,690
                                             -       445,148     -      445,148



FIRST HAWAII MUNICIPAL BOND FUND

PRO FORMA STATEMENT OF NET ASSETS - (Continued)


March 31, 1997 (Unaudited)

                                               First
Leahi      First Hawaii               Leahi    Hawaii    Pro Forma * Pro Forma
Par Value  Par Value                  Value    Value    Adjustments   Balance
                  University Faculty Housing
     -         90,000  4.350%,10/01/00       -        89,100      -      89,100
     -        330,000  4.450%,10/01/01       -       325,875      -     325,875
     -        345,000  4.550%,10/01/02       -       340,256      -     340,256
     -      1,500,000  5.700%,10/01/25       -     1,475,625      -   1,475,625
                                             -     2,230,856      -   2,230,856

                  University of Hawaii - Revenue Bonds
  800,000        -     5.650%,10/01/16    789,000       -         -     789,000
  500,000        -     5.700%,10/01/17    493,125       -         -     493,125
                                        1,282,125       -         -   1,282,125

                 Honolulu City & County
                  Board of Water Supply
     -        100,000  5.000%,7/01/04        -       100,125      -     100,125
     -        750,000  5.800%,7/01/21        -       740,625      -     740,625
  200,000        -     7.100%,6/01/07     216,000       -         -     216,000
  230,000        -     6.000%,12/01/09    243,225       -         -     243,225
  250,000        -     7.150%,6/01/11     270,625       -         -     270,625
  250,000        -     5.800%,7/01/16     248,437       -         -     248,437
  325,000        -     6.800%,7/01/28     348,563       -         -     348,563
                                        1,326,850   840,750       -   2,167,600


FIRST HAWAII MUNICIPAL BOND FUND

PRO FORMA STATEMENT OF NET ASSETS - (Continued)

March 31, 1997 (Unaudited)

                                                First
Leahi       First Hawaii             Leahi      Hawaii  Pro Forma *  Pro Forma
Par Value   Par Value                Value      Value    Adjustments  Balance
                  General Obligation Bonds
     -       100,000  7.300%,7/01/03         -       112,375      -     112,375
     -       200,000  7.350%,7/01/06         -       231,750      -     231,750
     -       100,000  7.250%,2/01/08         -       107,250      -     107,250
     -     1,000,000  7.300%,2/01/09         -     1,073,750      -   1,073,750
     -       240,000  5.500%,9/01/16         -       232,200      -     232,200
  375,000       -     6.700%,8/01/05      407,344       -         -     407,344
  300,000       -     6.900%,12/01/06     325,875       -         -     325,875
  820,000       -     6.700%,8/01/08      890,725       -         -     890,725
  380,000       -     7.100%,10/01/08     401,850       -         -     401,850
  985,000       -     6.700%,8/01/09    1,069,956       -         -   1,069,956
  880,000       -     7.100%,10/01/09     930,600       -         -     930,600
  200,000       -     6.000%,6/01/10      207,500       -         -     207,500
  525,000       -     6.700%,8/01/10      570,281       -         -     570,281
  725,000       -     6.700%,8/01/11      787,531       -         -     787,531
  460,000       -     6.100%,6/01/12      477,250       -         -     477,250
  150,000       -     7.250%,2/01/07      161,062       -         -     161,062
  200,000       -     6.900%,6/20/35      209,000       -         -     209,000
  250,000       -     7.300%,2/01/10      267,813       -         -     267,813
                                        6,706,787  1,757,325      -   8,464,112

                  Halawa Business Park
     -       170,000  6.300%,10/15/00        -       175,950      -     175,950
     -       370,000  6.500%,10/15/02        -       388,962      -     388,962
     -       365,000  6.600%,10/15/03        -       387,356      -     387,356
                                             -       952,268      -     952,268

                  Housing Authority Multi-Family Mortgage Purpose Revenue Bonds
     -     1,000,000  6.900%,6/20/35         -     1,045,000      -   1,045,000



FIRST HAWAII MUNICIPAL BOND FUND

PRO FORMA STATEMENT OF NET ASSETS - (Continued)


March 31, 1997 (Unaudited)

                                                     First   Pro
Leahi     First Hawaii                   Leahi       Hawaii  Forma *  Pro Forma
Par Value  Par Value                     Value       Value Adjustments Balance
                 Kauai County
                  General Obligation Bonds
     -       595,000   6.700%,8/01/97        -        600,635     -     600,635
     -       300,000   5.100%,2/01/01        -        303,750     -     303,750
     -       410,000   5.850%,8/01/07        -        429,988     -     429,988
  500,000    780,000   5.850%,8/01/07     524,375     818,025     -   1,342,400
     -       295,000   5.900%,2/01/12        -        301,637     -     301,637
  100,000       -      7.350%,8/01/05     104,250        -        -     104,250
  250,000       -      5.900%,2/01/10     256,250        -        -     256,250
  250,000       -      5.900%,2/01/11     255,625        -        -     255,625
                                        1,140,500   2,454,035     -   3,594,535

                 Maui County
                  General Obligation Bonds
     -       740,000    8.000%,1/01/01       -        823,250     -     823,250
  125,000       -       7.300%,3/01/03    130,653        -        -     130,653
  250,000       -       6.800%,12/01/05   270,625        -        -     270,625
  175,000       -       6.800%,12/01/08   189,437        -        -     189,437
  250,000       -       5.700%,1/01/09    253,750        -        -     253,750
  735,000       -       5.750%,1/01/12    744,187        -        -     744,187
  235,000       -       5.750%,6/01/13    237,350        -        -     237,350
                                        1,826,002     823,250     -   2,649,252

                  Water System Revenue
     -       315,000    5.850%,12/01/00      -        329,175     -     329,175
     -       400,000    6.600%,12/01/07      -        435,000     -     435,000
  300,000       -       6.500%,12/01/06   325,125        -        -     325,125
                                          325,125     764,175     -   1,089,300
  Total Hawaii Municipal Bonds         39,409,392  50,127,119     -  89,536,511




FIRST HAWAII MUNICIPAL BOND FUND

PRO FORMA STATEMENT OF NET ASSETS - (Continued)


March 31, 1997 (Unaudited)

                                                 First    Pro
Leahi     First Hawaii                   Leahi   Hawaii   Forma *    Pro Forma
Par Value Par Value                      Value   Value Adjustments    Balance
                         PUERTO RICO MUNICIPAL BONDS
                 Puerto Rico Commonwealth
                  Electric Power Authority Revenue Bonds
     -        100,000  7.125%,7/01/14       -      107,250    -        107,250
     -        100,000  7.125%,7/01/14       -      107,250    -        107,250
     -        110,000  7.125%,7/01/14       -      116,600    -        116,600
     -         55,000  7.125%,7/01/14       -       58,438    -         58,438
  120,000        -     7.000%,7/01/07    126,750      -       -        126,750
  300,000        -     6.250%,7/01/17    310,875      -       -        310,875
                                         437,625   389,538    -        827,163

                  General Obligation Bonds
     -         70,000  7.750%,7/01/13       -       74,550    -          74,550
   50,000        -     7.125%,7/01/02     51,000      -       -          51,000
  180,000        -     7.125%,7/01/02    184,716      -       -         184,716
  250,000        -     6.250%,7/01/10    259,687      -       -         259,687
  100,000        -     6.250%,7/01/10    106,000      -       -         106,000
  750,000        -     6.450%,7/01/17    795,938      -       -         795,938
  100,000        -     7.300%,7/01/20    110,000      -       -         110,000
  300,000        -     6.500%,7/01/23    321,375      -       -         321,375
  250,000        -     5.750%,7/01/24    248,750      -       -         248,750
                                       2,077,466    74,550    -       2,152,016

                  Highway Authority
  100,000        -     8.000%,7/01/03    106,750      -       -         106,750
  225,000        -     6.750%,7/01/05    243,844      -       -         243,844
  200,000        -     7.750%,7/01/10    222,750      -       -         222,750
  530,000        -     5.750%,7/01/18    514,762      -       -         514,762
  630,000        -     6.000%,7/01/20    629,213      -       -         629,213
                                       1,717,319      -       -       1,717,319

                  Housing Finance Corp. Multi-Family Mortgage Revenue Bonds
     -        450,000  7.500%,4/01/22       -      472,500    -         472,500
     -        140,000  7.650%,10/15/22      -      146,825    -         146,825
                                            -      619,325    -         619,325


FIRST HAWAII MUNICIPAL BOND FUND

PRO FORMA STATEMENT OF NET ASSETS - (Continued)

March 31, 1997 (Unaudited)

                                                 First   Pro
Leahi      First Hawaii                 Leahi    Hawaii  Forma *    Pro Forma
Par Value  Par Value                    Value    Value  Adjustments  Balance

                  Single Family Mortgage Revenue Bonds
  175,000       -     7.500%,10/01/15   183,312       -       -         183,312
  360,000       -     6.250%,4/01/29    364,500       -       -         364,500
                                        547,812       -       -         547,812

                  Industrial, Medical & Environmental Pollution Control
                    Abbott Laboratories
     -       270,000  6.500%,7/01/09       -       271,374    -         271,374

                  Baxter Travenol Laboratories
     -       300,000  8.000%,9/01/12       -       321,750    -         321,750

                  Upjohn Co. Project
     -       825,000  7.500%,12/01/23      -       887,906    -         887,906

                  Medical and Environmental Center
  440,000       -     6.250%,7/01/24    456,500       -       -         456,500
  455,000       -     6.250%,8/01/32    463,531       -       -         463,531
                                        920,031       -       -         920,031

                  Public Building Authority Health Facilities & Services
     -        75,000  7.250%,7/01/17       -        79,032    -          79,032
  150,000       -     5.750%,7/01/15    147,000       -       -         147,000
  200,000       -     7.875%,7/01/16    205,960       -       -         205,960
  225,000       -     7.875%,7/01/16    231,705       -       -         231,705
  550,000       -     5.500%,7/01/25    524,562       -       -         524,562
                                      1,109,227     79,032    -       1,188,259

                  Public Building Improvements
  250,000       -     7.250%,7/01/10    274,063       -       -         274,063

                  University of Puerto Rico
  500,000       -     6.500%,6/01/13    514,375       -       -         514,375
Total Puerto Rico Municipal Bonds     7,597,918  2,643,475    -      10,241,393



FIRST HAWAII MUNICIPAL BOND FUND

PRO FORMA STATEMENT OF NET ASSETS - (Continued)

March 31, 1997 (Unaudited)

                                                   First   Pro
Leahi      First Hawaii                   Leahi    Hawaii  Forma *    Pro Forma
Par Value  Par Value                      Value    Value   Adjustments Balance
                         VIRGIN ISLANDS MUNICIPAL BONDS

                 Virgin Islands
                  Port Authority Airport Revenue Bonds
     -      325,000   8.100%,10/01/05       -         342,469    -      342,469

                  Public Finance Authority, Series A
     -      100,000   7.300%,10/01/18       -         119,625    -      119,625

Total Virgin Islands Municipal Bonds        -         462,094    -      462,094

Total Investments
   (Cost $97,294,469) (a)    97.06%   47,007,310   53,232,688    -  100,239,998
Cash                          2.16       835,094    1,395,881    -    2,230,975
Other Assets Less Liabilities  .78       548,079      257,566    -      805,645

     Net Assets             100.00%  $48,390,483  $54,886,135   $- $103,276,618

    Shares outstanding                 3,559,886    5,070,859         9,541,607

    Net asset value and
       redemption price per share         $13.59       $10.82            $10.82

(a)  Aggregate cost for federal income tax purposes is $97,294,469.

     At March 31, 1997, unrealized appreciation (depreciation) of securities for federal income tax purposes is as follows:

    Gross unrealized appreciation                       $3,312,877
    Gross unrealized depreciation                         (367,348)

      Net unrealized appreciation                       $2,945,529

    * See Note 2 for pro forma adjustments







See accompanying notes to pro forma financial statements

FIRST HAWAII MUNICIPAL BOND FUND

PRO FORMA STATEMENT OF OPERATIONS


Six months ended March 31, 1997 (Unaudited)


                               Leahi      First Hawaii
                              Tax-Free     Municipal     Pro Forma*    Pro Forma
                            Income Trust   Bond Fund     Adjustments    Balance

INVESTMENT INCOME
  Interest income           $1,418,910     $1,623,209     $     -        $3,042,119

Expenses
  Management fees              119,659        137,649           -           257,308
  Distribution costs            10,886         27,662          7,767         46,315
  Transfer agent fees           13,454         18,068         (8,772)        22,750
  Shareholder services            -            27,530         23,932         51,462
  Accounting fees               24,155         19,264        (23,219)        20,200
  Legal and audit fees          10,045         14,068         (8,613)        15,500
  Printing                       2,871          7,500          3,629         14,000
  Custodian fees                 2,111          5,300            564          7,975
  Insurance                     15,500          6,558        (13,461)         8,597
  Registration fees                500          2,313           -             2,813
  Directors fees                 1,000            800         (1,000)           800

  Total expenses               200,181        266,712        (19,173)       447,720
  Fee reductions                (1,547)        (5,300)        (2,128)        (8,975)

  Net expenses                 198,634        261,412        (21,301)        438,745

    Net investment income    1,220,276      1,361,797         21,301       2,603,374


REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
 Net realized gain
   from security transactions   37,819          9,557           -             47,376
  Decrease in unrealized appreciation
   of investments             (476,089)      (368,169)          -           (844,258)

  Net loss on investments     (438,270)      (358,612)          -           (796,882)

    Net increase in net assets resulting
      from operations         $782,006     $1,003,185        $21,301      $1,806,492


* See Notes 2 for Pro Forma Adjustments

See accompanying notes to pro forma financial statements


  FIRST HAWAII MUNICIPAL BOND FUND

  NOTES TO PRO FORMA FINANCIAL STATEMENTS

  March 31, 1997 (Unaudited)


  (1) PROPOSED REORGANIZATION

  Under the proposed Agreement and Plan of Reorganization, the First Hawaii Municipal Bond Fund ("First Hawaii"), a separate series of First Pacific Mutual Fund, Inc., will acquire all or substantially all of the assets of Leahi Tax-Free Income Trust ("Leahi") in exchange for shares of First Hawaii. The reorganization will be accomplished on a tax-free basis and the exchange ratio will be computed by dividing Leahi's net asset value per share by First Hawaii's net asset value per share on the reorganization date.


(2)   PRO FORMA ADJUSTMENTS

  The pro forma adjustments in the statement of net assets and statement of operations reflect the following:

   A) Recognition of anticipated expense savings and expense increases resulting from economies of scale and contractual agreements.

   B) No pro forma adjustments were necessary in the statement of net assets.





FIRST HAWAII MUNICIPAL BOND FUND

FINANCIAL HIGHLIGHTS

                                     Six Months                                                                      November 23,
                                       Ended                                                                          1988 (c) to
                                      March 31,   Years Ended September 30,
September 30,
                                        1997      1996      1995      1994      1993      1992      1991      1990     1989
Net asset value
 Beginning of year                     $10.89    $10.84    $10.62    $11.48    $10.90    $10.47    $ 9.92   $10.25    $10.00

Income from investment operations
 Net investment income                    .27       .55       .55       .55       .58       .60       .62       .63      .53
 Net gain (loss) on securities
  (both realized and unrealized)         (.07)      .05       .31      (.80)      .60       .43       .55      (.24)     .25
  Total from investment operations        .20       .60       .86      (.25)     1.18      1.03      1.17      .39       .78

Less distributions
 Dividends from net investment income    (.27)     (.55)     (.55)     (.55)     (.58)     (.60)     (.62)    (.63)     (.53)
 Distributions from capital gains          -         -       (.09)     (.06)     (.02)       -         -         -         -
 Distributions from paid-in capital        -         -         -         -         -         -         -       (.09)       -
   Total distributions                   (.27)     (.55)     (.64)     (.61)     (.60)     (.60)     (.62)     (.72)    (.53)

 End of year                           $10.82    $10.89     10.84    $10.62    $11.48    $10.90    $10.47    $9.92    $10.25

Total return                             3.66%(b)  5.62%     8.42%    (2.18)%   11.11%    10.16%    12.11%    3.87%     8.15%

Rations/Supplemental Data
 Net assets, end of period (in 000's)  $54,866   $54,165   $51,131   $52,230   $57,396   $39,291  $25,688   $14,792   $6,619

 Ratio of expenses to average net assets
  Before expense reimbursements           .97%(b)   .98%      1.00%      .97%     .95%      .95%    1.01%     1.64%     2.22% (b
  After expense reimbursements            .97%(b)   .98%(a)    .97%(a)   .95%     .95%      .95%     .91%     .83%      .54% (b)

 Ratio of net investment income to average net assets
  Before expense reimbursements          4.94%(b)  5.03%      5.19%     4.99%    5.21%     5.67%    5.95%     5.35%     4.72% (b)
  After expense reimbursements           4.94%(b)  5.03%      5.22%     5.01%    5.21%     5.67%    6.05%     6.16%     6.40% (b)

 Portfolio turnover                      1.64%    15.16%     17.08%    40.22%   27.77%    18.44%    7.28%    46.57%    21.91%


(a) Ratio of expenses to average net assets after the reduction of custodian fees under a custodian arrangement were .95% in 1997, 1996 and 1995. Prior to 1995, such reductions were reflected in the expense ratios.

(b)  Annualized

(c)  Commencement of Operations


LEAHI TAX-FREE INCOME TRUST

FINANCIAL HIGHLIGHTS

(For a share outstanding throughout the period)



                                     Six Months                                                              November23,
                                        Ended                                                                1988(a) to
                                       March 31,   Years Ended September 30,                                 September 30,
                                       1997    1996     1995     1994     1993     1992    1991   1990   1989    1988**
Net asset value
 Beginning of year                    $13.72   $13.74   $13.24   $14.42   $13.43   $12.97  $12.27 $12.40 $12.34 $12.00

Income from investment operations
 Net investment income                   .35      .70      .71      .69      .71      .74     .74    .79    .66    .49
 Net gain (loss) on securities
  (both realized and unrealized)        (.13)    (.02)     .50    (1.08)    1.03      .50     .70   (.13)   .06    .34
  Total from investment operations       .22      .68     1.21     (.39)    1.74     1.24    1.44    .66    .72    .83

Less distributions
 Dividends from net investment income   (.35)    (.70)    (.71)    (.69)    (.71)    (.74)   (.74)  (.79)  (.66)  (.49)
 Distributions from capital gains         -        -        -      (.10)    (.04)    (.04)     -      -      -      -
   Total distributions                  (.35)    (.70)    (.71)    (.79)    (.75)    (.78)   (.74)  (.79)  (.66)  (.49)

 End of year                          $13.59   $13.72   $13.74   $13.24   $14.42   $13.43  $12.97 $12.27 $12.40 $12.34

Total return                          3.20%(b)   5.05%    9.40%   (2.76)%  13.34%    9.83%  12.12%  5.40%  6.74%  9.07%

Rations/Supplemental Data
 Net assets, end of period (in 000's) $48,391  $47,465  $45,537   43,928  $44,628  $30,950 $20,173 $12,576 $7,104 $5,200

 Ratio of expenses to average net assets .83%(b)  .85%     .83%     .85%     .98%    1.06%   1.09%   .89%  1.19%  1.07%

 Ratio of net investment income to
     average net assets                 5.08%(b) 5.09%    5.30%    5.04%    5.13%    5.60%   5.86%  6.35%  6.06%  6.23%

 Portfolio turnover                     6.83%   17.42%   20.16%   22.05%   12.56%    8.04%  36.78% 31.12% 11.49% 28.16%


(a) Commencement of Operations

(b) Annualized




First Hawaii Municipal Bond Fund

Estimated Annual Post-Acquisition Expenses

Assumption: Average net assets (ANA) during the first year after the acquisition is $100,000,000




Expense Account

Management Fees              500,000    0.50%   Contractual-50 basis points
                                                management fee on ANA up to
                                                $500,000,000

Shareholder Services Costs   100,000    0.10%   Contractual-10 basis points
                                                on ANA paid to First Pacific
                                                Recordkeeping for clerical,
                                                bookeeping and shareholder
                                                services

Fund Accounting               44,000    0.04%   Flat rate @ $3,700 per month

Transfer Agency Fees          49,500    0.05%   3,000 accounts @ $16.50 per
                                                year maintenance fee

Distribution Costs            90,000    0.09%   Percentage of ANA consisten
                                                with Pre-acquistion rate
                                                (subject to increase based
                                                on distributor's costs)

Custody Fees                  17,500    0.02%   Bank of CA fee schedule
                                                (0.2% of ANA up to $50MM;
                                                 0.15% thereafter)

Audit                         25,000    0.03%   Slight increase over
                                                pre-acquisition rate due
                                                to increased assets

Legal                          8,000    0.01%   Average of two prior years
                                                fees;  not expected to increase
                                                significantly

Registration Fees              4,000    0.00%   Not significant

Printing Costs                30,000    0.03%   Double pre-acquisition costs
                                                due to increased number of
                                                shareholders

Directors Fees                 1,600    0.00%   Not significant

   Total Expenses            870,000    0.87%

Custody Fee Credits**        (17,500)  -0.02%

   Net Expenses              852,500    0.85%




** In past years the Fund has been able to eliminate custody fees by earning credits for uninvested cash balances remaining with the custodian. There can be no assurances that this arrangement will remain effective.
In such case the Net Expenses would be increased by the value of the custody credits.